                                    ISHARES
                                 ISHARES TRUST
                        SUPPLEMENT DATED AUGUST 31, 2007
                      TO THE PROSPECTUS DATED JULY 1, 2007
                      FOR THE ISHARES(Reg. TM) BOND FUNDS

THE INFORMATION IN THIS SUPPLEMENT UPDATES INFORMATION IN, AND SHOULD BE READ IN CONJUNCTION WITH, THE PROSPECTUS FOR THE ISHARES(Reg. TM) BOND FUNDS

Effective August 31, 2007, the iShares Lehman 1-3 Year Treasury Bond Fund, iShares Lehman 7-10 Year Treasury Bond Fund, iShares Lehman 20+ Year Treasury Bond Fund, iShares Lehman Aggregate Bond Fund and iShares iBoxx $ Investment Grade Corporate Bond Fund transferred their primary listings to the NYSE Arca, Inc. ("NYSE Arca") and are no longer listed on the American Stock Exchange ("AMEX").

THE TABLE ON PAGE 35 IS HEREBY DELETED AND REPLACED BY THE FOLLOWING:

Each Fund's primary listing exchange is shown below:

Fund                                                       Primary Listing Exchange
========================================================== =========================
         iShares Lehman 1-3 Year Credit Bond Fund                     NYSE
         iShares Lehman 1-3 Year Treasury Bond Fund                NYSE Arca
         iShares Lehman 3-7 Year Treasury Bond Fund                   NYSE
         iShares Lehman 7-10 Year Treasury Bond Fund               NYSE Arca
         iShares Lehman 10-20 Year Treasury Bond Fund                 NYSE
         iShares Lehman 20+ Year Treasury Bond Fund                NYSE Arca
         iShares Lehman Aggregate Bond Fund                        NYSE Arca
         iShares Lehman Credit Bond Fund                              NYSE
         iShares Lehman Government/Credit Bond Fund                   NYSE
         iShares Lehman Intermediate Credit Bond Fund                 NYSE
         iShares Lehman Intermediate Government/Credit                NYSE
         Bond Fund
         iShares Lehman MBS Fixed-Rate Bond Fund                      AMEX
         iShares Lehman Short Treasury Bond Fund                      NYSE
         iShares Lehman TIPS Bond Fund                                NYSE
         iShares iBoxx $ High Yield Corporate Bond Fund               AMEX
         iShares iBoxx $ Investment Grade Corporate Bond           NYSE Arca
         Fund

THE "DISCLAIMERS" SECTION ON PAGE 58 IS SUPPLEMENTED WITH THE FOLLOWING
INFORMATION:

SHARES OF THE FUNDS ARE NOT SPONSORED, ENDORSED OR PROMOTED BY NYSE ARCA. NYSE ARCA MAKES NO REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, TO THE OWNERS OF THE SHARES OF ANY FUND OR ANY MEMBER OF THE PUBLIC REGARDING THE ABILITY OF A FUND TO TRACK THE TOTAL RETURN PERFORMANCE OF ANY UNDERLYING INDEX OR THE ABILITY OF ANY UNDERLYING INDEX IDENTIFIED HEREIN TO TRACK STOCK MARKET PERFORMANCE. NYSE ARCA IS NOT RESPONSIBLE FOR, NOR HAS IT PARTICIPATED IN, THE DETERMINATION OF THE COMPILATION OR THE CALCULATION OF ANY UNDERLYING INDEX, NOR IN THE DETERMINATION OF THE TIMING OF, PRICES OF, OR QUANTITIES OF THE SHARES OF ANY FUND TO BE ISSUED, NOR IN THE DETERMINATION OR CALCULATION OF THE EQUATION BY WHICH THE SHARES ARE REDEEMABLE. NYSE ARCA HAS NO OBLIGATION OR LIABILITY TO OWNERS OF THE SHARES OF ANY FUND IN CONNECTION WITH THE ADMINISTRATION, MARKETING OR TRADING OF THE SHARES OF THE FUND. NYSE ARCA DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF ANY UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN. NYSE ARCA MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE TRUST ON BEHALF OF THE FUNDS AS LICENSEE, LICENSEE'S CUSTOMERS AND COUNTERPARTIES, OWNERS OF THE SHARES, OR ANY OTHER PERSON OR ENTITY FROM

THE USE OF THE SUBJECT INDICES OR ANY DATA INCLUDED THEREIN IN CONNECTION WITH THE RIGHTS LICENSED AS DESCRIBED HEREIN OR FOR ANY OTHER USE.

NYSE ARCA MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND HEREBY EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE WITH RESPECT TO ANY UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL NYSE ARCA HAVE ANY LIABILITY FOR ANY LOST PROFITS OR INDIRECT, PUNITIVE, SPECIAL, OR CONSEQUENTIAL DAMAGES EVEN IF NOTIFIED OF THE POSSIBILITY THEREOF.

iShares(Reg. TM) is a registered trademark of Barclays Global
 Investors, N.A.                                               BGI-A-081-08007

--------------------------------------------------------------------------------
                         PLEASE RETAIN THIS SUPPLEMENT

                              FOR FUTURE REFERENCE

ISHARES(Reg. TM) TRUST

Statement of Additional Information
Dated July 1, 2007
(as revised August 31, 2007)

This combined Statement of Additional Information ("SAI") is not a prospectus. It should be read in conjunction with the current prospectus (the "Prospectus") for the following Funds of iShares Trust (the "Trust") as such Prospectus may be revised or supplemented from time to time:
iShares Lehman 1-3 Year Credit Bond Fund iShares Lehman 1-3 Year Treasury Bond Fund iShares Lehman 3-7 Year Treasury Bond Fund iShares Lehman 7-10 Year Treasury Bond Fund iShares Lehman 10-20 Year Treasury Bond Fund iShares Lehman 20+ Year Treasury Bond Fund iShares Lehman Aggregate Bond Fund iShares Lehman Credit Bond Fund iShares Lehman Government/Credit Bond Fund iShares Lehman Intermediate Credit Bond Fund iShares Lehman Intermediate Government/Credit Bond Fund iShares Lehman MBS Fixed-Rate Bond Fund iShares Lehman Short Treasury Bond Fund iShares Lehman TIPS Bond Fund iShares iBoxx $ High Yield Corporate Bond Fund iShares iBoxx $ Investment Grade Corporate Bond Fund

The current Prospectus for the various iShares Funds included in this SAI is dated July 1, 2007. Capitalized terms used herein that are not defined have the same meaning as in the Prospectus for each Fund, unless otherwise noted. The Financial Statements and Notes contained in the Annual Reports of the Trust for the above-listed Funds are incorporated by reference into and deemed to be a part of this SAI. A copy of the Prospectus and Annual Report may be obtained without charge by writing to the Trust's distributor, SEI Investments Distribution Co. (the "Distributor"), at One Freedom Valley Drive, Oaks, PA 19456, calling 1-800-iShares (1-800-474-2737) or visiting www.iShares.com. iShares(Reg. TM) is a registered trademark of Barclays Global
Investors, N.A ("BGI").

                              TABLE OF CONTENTS

                                         PAGE
                                        -----
General Description of the Trust           1
  and its Funds
Exchange Listing and Trading               2
Investment Strategies and Risks            2
   Lack of Diversification of              4
  Certain Funds
   Asset-Backed and Commercial             4
  Mortgage-Backed Securities
   Bonds                                   5
   Corporate Bonds                         5
   Futures and Options                     5
   Future Developments                     5
   High Yield Securities                   5
   Inflation-Protected Obligations         6
   Investment Companies                    6
   Lending Portfolio Securities            6
   Mortgage Pass-Through Securities        7
   Municipal Securities                    8
   Privately Issued Securities             8
   Ratings                                 8
   Repurchase Agreements                   8
   Reverse Repurchase Agreements           8
   Short-Term Instruments and              9
  Temporary Investments
   Swap Agreements                         9
   U.S. Government Obligations             9
   U.S. Registered Securities of           9
  Foreign Issuers
Proxy Voting Policy                       10
Portfolio Holdings Information            10
Construction and Maintenance              11
Standards for the Underlying
  Indexes
The Lehman Indexes                        12
   Lehman Brothers 1-3 Year U.S.          12
  Credit Index
   Lehman Brothers 1-3 Year U.S.          12
  Treasury Index
   Lehman Brothers 3-7 Year U.S.          12
  Treasury Index
   Lehman Brothers 7-10 Year U.S.         12
  Treasury Index
   Lehman Brothers 10-20 Year U.S.        13
  Treasury Index
   Lehman Brothers 20 Year U.S.           13
  Treasury Index
   Lehman Brothers U.S. Credit            13
  Index
   Lehman Brothers Intermediate           13
  U.S. Credit Index
   Lehman Brothers U.S.                   14
  Government/Credit Index

                                         PAGE
                                        -----
   Lehman Brothers Intermediate           14
  U.S. Government/Credit Index
   Lehman Brothers U.S. MBS               14
  Fixed-Rate Index
   Lehman Brothers Short U.S.             14
  Treasury Index
   Lehman Brothers U.S. Treasury          15
  TIPS Index
   Lehman Brothers U.S. Aggregate         15
  Index
The iBoxx Indexes                         15
   iBoxx(Reg. TM) $ Liquid High           15
  Yield Index
   iBoxx(Reg. TM) $ Liquid                16
  Investment Grade Index
Investment Limitations                    17
Continuous Offering                       19
Management                                19
   Trustees and Officers                  19
   Committees of the Board of             24
  Trustees
   Remuneration of Trustees               24
   Control Persons and Principal          25
  Holders of Securities
Investment Advisory,                      27
Administrative and Distribution
  Services
   Investment Adviser                     27
   Portfolio Managers                     28
   Codes of Ethics                        32
   Administrator, Custodian and           32
  Transfer Agent
   Distributor                            33
   Index Providers                        34
Brokerage Transactions                    35
Additional Information Concerning         38
  the Trust
   Shares                                 38
   Termination of the Trust or a          39
  Fund
   DTC Acts as Securities                 39
Depository for the Shares of the
  Funds
Creation and Redemption of                40
  Creation Unit Aggregations
   Creation                               40
   Fund Deposit                           40
   Procedures for Creation of             40
  Creation Unit Aggregations
   Placement of Creation Orders           41
  for the Funds
   Acceptance of Orders for               42
  Creation Unit Aggregations
   Creation Transaction Fee               42
   Redemption of Shares in                43
  Creation Units Aggregations
   Redemption Transaction Fee             44
   Placement of Redemption Orders         44
  for the Funds

                                        PAGE
                                       -----
Taxes                                    45
   Regulated Investment Company          45
  Qualifications
   Taxation of RICs                      46
   Excise Tax                            46
   Taxation of U.S. Shareholders         47
   Sales of Shares                       48
   Back-Up Withholding                   48
   Sections 351 and 362                  48
   Foreign Income Taxes                  48
   Original Issue Discount               48
   Reporting                             49
   Net Capital Loss Carryforwards        49
Financial Statements                     50
Miscellaneous Information                50
   Counsel                               50
   Independent Registered Public         50
  Accounting Firm
   Shareholder Communications to         50
  the Board
Appendix A                              A-1

General Description of the Trust and its Funds
The Trust currently consists of over 100 investment portfolios. The Trust was organized as a Delaware statutory trust on December 16, 1999 and is authorized to have multiple series or portfolios. The Trust is an open-end management investment company, registered with the Securities and Exchange Commission (the "SEC") under the Investment Company Act of 1940, as amended (the "1940 Act"). The offering of the Trust's shares is registered under the Securities Act of 1933, as amended (the "Securities Act"). This SAI relates to the following funds (each, a "Fund" and collectively, the "Funds"):

     .    iShares Lehman 1-3 Year Credit Bond Fund

     .    iShares Lehman 1-3 Year Treasury Bond Fund

     .    iShares Lehman 3-7 Year Treasury Bond Fund

     .    iShares Lehman 7-10 Year Treasury Bond Fund

     .    iShares Lehman 10-20 Year Treasury Bond Fund

     .    iShares Lehman 20+ Year Treasury Bond Fund

     .    iShares Lehman Aggregate Bond Fund

     .    iShares Lehman Credit Bond Fund

     .    iShares Lehman Government/Credit Bond Fund

     .    iShares Lehman Intermediate Credit Bond Fund

     .    iShares Lehman Intermediate Government/Credit Bond Fund

     .    iShares Lehman MBS Fixed-Rate Bond Fund

     .    iShares Lehman Short Treasury Bond Fund

     .    iShares Lehman TIPS Bond Fund

     .    iShares iBoxx $ High Yield Corporate Bond Fund

     .    iShares iBoxx $ Investment Grade Corporate Bond Fund

The investment objective of each Fund is to provide investment results that correspond generally to the price and yield performance, before fees and expenses, of a specified benchmark index (each, an "Underlying Index") representing a segment of the U.S. bond market. Each Fund is managed by Barclays Global Fund Advisors ("BGFA" or the "Investment Adviser"), a subsidiary of BGI.

Each Fund offers and issues shares at their net asset value per share ("NAV") only in aggregations of a specified number of shares (each, a "Creation Unit" or a "Creation Unit Aggregation"), generally in exchange for a basket of securities included in its Underlying Index (the "Deposit Securities"), together with the deposit of a specified cash payment (the "Cash Component"). The shares described in the Prospectus and this SAI are listed and traded on national securities exchanges such as the American Stock Exchange ("AMEX"), the New York Stock Exchange, Inc. ("NYSE"), or the NYSE Arca, Inc. ("NYSE Arca"). Shares trade in the secondary market and elsewhere at market prices that may be at, above or below NAV. Shares are redeemable only in Creation Unit Aggregations, and, generally, in exchange for portfolio securities and a specified cash payment. Creation Units typically are a specified number of shares, generally 100,000 multiples thereof.

The Trust reserves the right to offer a "cash" option for creations and redemptions of shares although it has no current intention of doing so. Shares may be issued in advance of receipt of Deposit Securities subject to various conditions including a requirement to maintain on deposit with the Trust cash at least equal to 105%, which BGFA may change from time to time, of the market value of the missing Deposit Securities. See the CREATION AND REDEMPTION OF CREATION UNIT AGGREGATIONS section of this SAI. In each instance of such cash creations or redemptions, transaction fees may be imposed that will be higher than the transaction fees associated with in-kind creations or redemptions. In all cases, such conditions and fees will be limited in accordance with the requirements of the SEC applicable to management investment companies offering redeemable securities.

Exchange Listing and Trading
A discussion of exchange listing and trading matters associated with an investment in each Fund is contained in the Prospectus in the SHAREHOLDER INFORMATION section. The discussion below supplements, and should be read in conjunction with, that section of the Prospectus.

Shares of each Fund are listed on the AMEX, NYSE or the NYSE Arca (each, a "Listing Exchange") and traded throughout the day on the Listing Exchange and other secondary markets. In addition, certain Funds may be traded on certain foreign exchanges. There can be no assurance that the requirements of a Listing Exchange necessary to maintain the listing of shares of any Fund will continue to be met. Although listing requirements vary among exchanges, a Listing Exchange may, but is not required to, remove the shares of a Fund from listing if (i) following the initial 12-month period beginning upon the commencement of trading of a Fund, there are fewer than 50 beneficial holders of the shares for 30 or more consecutive trading days, (ii) the value of the Underlying Index on which a Fund is based is no longer calculated or available, (iii) the "indicative optimized portfolio value" ("IOPV") of a Fund is no longer calculated or available, or (iv) any other event shall occur or condition shall exist that, in the opinion of the Listing Exchange, makes further dealings on the Listing Exchange inadvisable. A Listing Exchange will remove the shares of a Fund from listing and trading upon termination of the Fund.

As in the case of other publicly-traded securities, when you buy or sell shares through a broker, you will incur a brokerage commission determined by that broker.

Information regarding the intra-day value of shares of each Fund, also known as the IOPV, is disseminated every 15 seconds throughout the trading day by the Listing Exchange or by market data vendors or other information providers. The Funds are not involved in, or responsible for, the calculation or dissemination of the IOPV and make no representation or warranty as to its accuracy.

An IOPV has an fixed-income securities component and a cash component. The fixed-income securities values included in an IOPV are the values of the Deposit Securities for a Fund. While the IOPV reflects the current market value of the Deposit Securities required to be deposited in connection with the purchase of a Creation Unit Aggregation, it does not necessarily reflect the precise composition of the current portfolio of securities held by the Fund at a particular point in time, because the current portfolio of the Fund may include securities that are not a part of the current Deposit Securities. Therefore, a Fund's IOPV disseminated during the Listing Exchange trading hours should not be viewed as a real time update of the Fund's NAV, which is calculated only once a day.

In addition to the fixed-income component described in the preceding paragraph, the IOPV for a Fund includes a Cash Component consisting of estimated accrued dividend and other income, less expenses.

The Trust reserves the right to adjust the share prices of Funds in the future to maintain convenient trading ranges for investors. Any adjustments would be accomplished through share splits or reverse share splits, which would have no effect on the net assets of the applicable Fund.

Investment Strategies and Risks
Each Fund seeks to achieve its investment objective by investing primarily in securities issued by companies that comprise the relevant Underlying Index and through transactions that provide substantially similar exposure to securities in the Underlying Index. Each Fund operates as an index fund and will not be actively managed. The adverse performance of a security in a Fund's portfolio will ordinarily not result in the elimination of the security from a Fund's portfolio.

Each Fund engages in "representative sampling," which is investing in a representative sample of securities in the Underlying Index, selected by BGFA to have a similar investment profile as the Underlying Index. Securities selected have aggregate investment characteristics (based on market capitalization and industry weightings), fundamental characteristics (such as return variability, earnings valuation and yield) and liquidity measures similar to those of the relevant Underlying Index. Funds that use representative sampling generally do not hold all of the securities that are included in the relevant Underlying Index.

Each of the iShares Lehman 1-3 Year Treasury Bond Fund, iShares Lehman 3-7 Year Treasury Bond Fund, iShares Lehman 7-10 Year Treasury Bond Fund, iShares Lehman 10-20 Year Treasury Bond Fund, iShares Lehman 20+ Year Treasury Bond Fund and the iShares Lehman Short Treasury Bond Fund (the "Treasury Funds") generally will invest at least 90% of its assets in bonds of its Underlying Index and at least 95% of its assets in U.S. government bonds. Each Treasury Fund may also invest up to 10% of its assets in U.S. government bonds not included in its Underlying Index, but which BGFA believes will help the Treasury Fund track its Underlying Index. For example, a Treasury Fund may invest in bonds not included in its Underlying Index in order to reflect changes in the relevant Underlying Index (such as reconstitutions, additions and deletions). Each Treasury Fund also may invest up to 5% of its assets in repurchase agreements collateralized by U.S. government obligations and in cash and cash equivalents, including shares of money market funds advised by BGFA.

Each of the iShares Lehman 1-3 Year Credit Bond Fund, iShares Lehman Intermediate Credit Bond Fund and iShares Lehman Credit Bond Fund (the "Credit Bond Funds") and the iShares Lehman Intermediate Government/Credit Bond Fund and iShares Lehman Government/Credit Bond Fund (the "Government/Credit Bond Funds") will generally invest at least 90% of its assets in the bonds of its Underlying Index. Each Credit Bond Fund and Government/Credit Bond Fund may invest the remainder of its assets in bonds not included in its Underlying Index, but which BGFA believes will help the Fund track its Underlying Index. For example, a Fund may invest in bonds not included in its Underlying Index in order to reflect changes in its Underlying Index (such as reconstitutions, additions and deletions). Each Fund also may invest its other assets in futures, options and swap contracts, cash and cash equivalents, including money market funds advised by BGFA.

The iShares Lehman TIPS Bond Fund generally will invest at least 90% of its assets in the inflation-protected bonds of its Underlying Index and at least 95% of its assets in U.S. government bonds. The Fund also may invest up to 10% of its assets in U.S. government bonds not included in its Underlying Index, but which BGFA believes will help the Fund track its Underlying Index. For example, the Fund may invest in bonds not included in its Underlying Index in order to reflect changes in its relevant Underlying Index (such as reconstitutions, additions and deletions). The Fund also may invest up to 5% of its assets in repurchase agreements collateralized by U.S. government obligations and in cash and cash equivalents, including shares of money market funds advised by BGFA.

The iShares Lehman Aggregate Bond Fund generally will seek to track the performance of its Underlying Index by investing approximately 90% of its assets in the bonds represented in its Underlying Index and in securities that provide substantially similar exposure to securities in the Underlying Index. The Fund may invest the remainder of its assets in bonds not included in its Underlying Index, but which BGFA believes will help the Fund track its Underlying Index, as well as in cash and high-quality, liquid short-term instruments, including shares of money market funds advised by BGFA. For example, the Fund may invest in securities not included in the Underlying Index in order to reflect various corporate actions (such as mergers) and other changes in the Underlying Index (such as reconstitutions, additions and deletions). A substantial portion of the bonds represented in its Underlying Index are U.S. agency mortgage pass-through securities. U.S. agency mortgage pass-through securities are securities issued by entities such as the Government National Mortgage Association ("GNMA") and the Federal National Mortgage Association ("FNMA") that are backed by pools of mortgages. Most transactions in mortgage pass-through securities occur through standardized contracts for future delivery in which the exact mortgage pools to be delivered are not specified until a few days prior to settlement. The Fund expects to enter into such contracts on a regular basis. The Fund, pending settlement of such contracts, will invest its assets in high-quality, liquid short-term instruments, including shares of money market funds advised by BGFA. The Fund will assume its pro rata share of the fees and expenses of any money market fund that it may invest in, in addition to the Fund's own fees and expenses.

The iShares Lehman MBS Fixed-Rate Bond Fund will seek to track the performance of its Underlying Index by investing at least 90% of its assets in the securities of its Underlying Index and in investments that provide substantially similar exposure to securities in the Underlying Index. The Fund may invest the remainder of its assets in bonds not included in its Underlying Index, but which BGFA believes will help the Fund track its Underlying Index, as well as in certain futures, options and swap contracts, cash and cash equivalents, including money market funds advised by BGFA. As of May 31, 2007, approximately 100% of the bonds represented in the Underlying Index were U.S. agency mortgage pass-through securities, issued by entities such as the GNMA and the FNMA. Most transactions in mortgage pass-through securities occur through standardized contracts for future delivery in which the exact mortgage pools to be delivered are not specified until a few days prior to settlement. The Fund expects to enter into such contracts on a regular basis. The Fund, pending settlement of such contracts, will invest its assets in highly liquid, short-term instruments, including shares of money market funds advised by BGFA. The Fund will assume its pro rata share of the fees and expenses of any money market fund that it may invest in, in addition to the Fund's own fees and expenses.

The iShares iBoxx $ High Yield Corporate Bond Fund generally will invest 90% of its assets in the securities of its Underlying Index. However, the Fund may at times invest up to 20% of its assets in certain futures, options and swap contracts, cash and cash equivalents, including money market funds advised by BGFA, as well as in high yield corporate bonds not included in its

Underlying Index, but which BGFA believes will help the Fund track its Underlying Index. For example, the Fund may invest in high yield corporate bonds not included in the Underlying Index in order to reflect prospective changes in the Underlying Index (such as future corporate actions and index reconstitutions, additions and deletions).

The iShares iBoxx $ Investment Grade Corporate Bond Fund generally will invest at least 90% of its assets in the securities of its Underlying Index and at least 95% of its assets in investment grade corporate bonds. However, the Fund may at times invest up to 20% of its assets in bonds not included in its relevant Underlying Index but which BGFA believes will help the Fund track its Underlying Index and which are either (i) included in the broader index upon which the Underlying Index is based (I.E., the iBoxx Domestic Corporate Bond Index); or (ii) new issues which BGFA believes are entering or about to enter the Underlying Index or the iBoxx Domestic Corporate Bond Index. The Fund may invest up to 5% of its assets in repurchase agreements collateralized by U.S. government obligations and in cash and cash equivalents, including shares of money market funds advised by BGFA.

LACK OF DIVERSIFICATION OF CERTAIN FUNDS. The following table sets forth the diversification status of each Fund:

DIVERSIFIED FUNDS                       NON-DIVERSIFIED FUNDS
-----------------------------------     --------------------------------------------------------
iShares Lehman 1-3 Year Treasury        iShares Lehman 1-3 Year Credit Bond Fund
  Bond Fund
iShares Lehman 7-10 Year Treasury       iShares Lehman 3-7 Year Treasury Bond Fund
  Bond Fund
iShares Lehman 20+ Year Treasury        iShares Lehman 10-20 Year Treasury Bond Fund
  Bond Fund
iShares Lehman TIPS Bond Fund           iShares Lehman Credit Bond Fund
iShares Lehman Aggregate Bond Fund      iShares Lehman Government/Credit Bond Fund
                                        iShares Lehman Intermediate Credit Bond Fund
                                        iShares Lehman Intermediate Government/Credit Bond Fund
                                        iShares Lehman MBS Fixed-Rate Bond Fund
                                        iShares Lehman Short Treasury Bond Fund
                                        iShares iBoxx $ High Yield Corporate Bond Fund
                                        iShares iBoxx $ Investment Grade Corporate Bond Fund

With respect to 75% of a Fund's total assets, a diversified Fund does not invest more than 5% of its total assets in securities of any one issuer and does not acquire more than 10% of the outstanding voting securities of any one issuer (excluding cash and cash items, government securities, and securities of other investment companies). The remaining 25% of the Fund's total assets may be invested in any manner.

A "non-diversified" classification means that a Fund is not limited by the 1940 Act with regard to the percentage of its assets that may be invested in the securities of a single issuer. The securities of a particular issuer (or the securities of issuers in particular industries) may dominate the Underlying Index of such a Fund and, consequently, the Fund's investment portfolio. This may adversely affect the Fund's performance or subject the Fund's shares to greater price volatility than that experienced by more diversified investment companies.

Each Fund (whether diversified or non-diversified), intends to maintain the required level of diversification and otherwise conduct its operations so as to qualify as a Regulated Investment Company ("RIC") for purposes of the U.S. Internal Revenue Code of 1986, as amended (the "IRC"), and to relieve the Fund of any liability for U.S. federal income tax to the extent that its earnings are distributed to shareholders. Compliance with the diversification requirements of the IRC may limit the investment flexibility of certain Funds and may make it less likely that such Funds will meet their investment objectives.

ASSET-BACKED AND COMMERCIAL MORTGAGE-BACKED SECURITIES. The iShares Lehman Aggregate Bond Fund and iShares Lehman MBS Fixed-Rate Bond Fund may invest in asset-backed and commercial mortgaged-backed securities (though it currently does not intend to do so). Asset-backed securities are securities backed by installment contracts, credit-card receivables or other assets. Commercial mortgage-backed securities are securities backed by commercial real estate properties. Both asset-backed and commercial mortgage-backed securities represent interests in "pools" of assets in which payments of both interest and principal on the securities are made on a regular basis. The payments are, in effect, "passed through" to the holder of the securities (net of any fees paid to the issuer or guarantor of the securities). The average life of asset-backed and commercial mortgage-backed securities varies with the maturities of the underlying instruments and, as a result of prepayments, can often be less than the original maturity of the assets underlying the securities. For this and other reasons, an asset-backed and commercial mortgage-backed security's stated maturity may be shortened, and the security's total return may be difficult to predict precisely.

BONDS. Each Fund invests a substantial portion of its assets in U.S. registered, dollar-denominated bonds. A bond is an interest-bearing security issued by a company, governmental unit or, in some cases, a non-U.S. entity. The issuer of a bond has a contractual obligation to pay interest at a stated rate on specific dates and to repay principal (the bond's face value) periodically or on a specified maturity date. Bonds generally are used by corporations and governments to borrow money from investors.

An issuer may have the right to redeem or "call" a bond before maturity, in which case the investor may have to reinvest the proceeds at lower market rates. Most bonds bear interest income at a "coupon" rate that is fixed for the life of the bond. The value of a fixed-rate bond usually rises when market interest rates fall, and falls when market interest rates rise. Accordingly, a fixed-rate bond's yield (income as a percent of the bond's current value) may differ from its coupon rate as its value rises or falls. Other types of bonds bear income at an interest rate that is adjusted periodically. Because of their adjustable interest rates, the value of "floating-rate" or "variable-rate" bonds fluctuates much less in response to market interest rate movements than the value of fixed-rate bonds. Each Fund may treat some of these bonds as having a shorter maturity for purposes of calculating the weighted average maturity of its investment portfolio. Generally, prices of higher quality issues tend to fluctuate less with changes in market interest rates than prices of lower quality issues and prices of longer maturity issues tend to fluctuate more than prices of shorter maturity issues. Bonds may be senior or subordinated obligations. Senior obligations generally have the first claim on a corporation's earnings and assets and, in the event of liquidation, are paid before subordinated obligations. Bonds may be unsecured (backed only by the issuer's general creditworthiness) or secured (backed by specified collateral).

CORPORATE BONDS. Each Fund, except the Treasury Funds, may invest in investment grade corporate bonds. The investment return of corporate bonds reflects interest on the security and changes in the market value of the security. The market value of a corporate bond may be affected by the credit rating of the corporation, the corporation's performance and perceptions of the corporation in the market place. There is a risk that the issuers of the securities may not be able to meet their obligations on interest or principal payments at the time called for by an instrument.

FUTURES AND OPTIONS. Each Fund may enter into U.S. or foreign futures contracts, options and options on futures contracts. These futures contracts and options will be used to simulate full investment in the respective Underlying Index, to facilitate trading or to reduce transaction costs. Each Fund will only enter into futures contracts and options on futures contracts that are traded on a U.S. or foreign exchange. No Fund will use futures or options for speculative purposes. Each Fund intends to use futures and options in accordance with Rule 4.5 of the Commodity Exchange Act ("CEA"). The Trust, on behalf of each Fund, has filed a notice of eligibility for exclusion from the definition of the term "commodity pool operator" in accordance with Rule
4.5 so that each Fund is not subject to registration or regulation as a commodity pool operator under the CEA.

A call option gives a holder the right to purchase a specific security at a specified price ("exercise price") within a specified period of time. A put option gives a holder the right to sell a specific security at a specified price within a specified period of time. The initial purchaser of a call option pays the "writer" a premium, which is paid at the time of purchase and is retained by the writer whether or not such option is exercised. Each Fund may purchase put options to hedge its portfolio against the risk of a decline in the market value of securities held and may purchase call options to hedge against an increase in the price of securities it is committed to purchase. Each Fund may write put and call options along with a long position in options to increase its ability to hedge against a change in the market value of the securities it holds or is committed to purchase.

Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific instrument or index at a specified future time and at a specified price. Stock index contracts are based on investments that reflect the market value of common stock of the firms included in the investments. Each Fund may enter into futures contracts to purchase security investments when BGFA anticipates purchasing the underlying securities and believes prices will rise before the purchase will be made. Assets committed to futures contracts will be segregated to the extent required by law.

FUTURE DEVELOPMENTS. The Trust's Board of Trustees (the "Board" or the "Trustees") may, in the future, authorize each Fund to invest in securities contracts and investments other than those listed in the SAI and in the Prospectus, provided they are consistent with the Fund's investment objective and do not violate any investment restrictions or policies.

HIGH YIELD SECURITIES. The iShares iBoxx $ High Yield Corporate Bond Fund invests a large percentage of its assets in high yield debt securities. Investment in high yield securities generally provides greater income and increased opportunity for capital appreciation than investments in higher quality securities, but they also typically entail greater price volatility and credit risk. These high yield securities are regarded as predominantly speculative with respect to the issuer's continuing ability to meet principal and interest payments. Analysis of the creditworthiness of issuers of debt securities that are high yield may be more complex than for issuers of higher quality debt securities. In addition, high yield securities are often issued by smaller, less creditworthy companies or by highly leveraged (indebted) firms, which are generally less able than more financially stable firms to make scheduled payments of interest and principal. The risks posed by securities issued under such circumstances are substantial.

Investing in high yield debt securities involves risks that are greater than the risks of investing in higher quality debt securities. These risks include:
(i) changes in credit status, including weaker overall credit conditions of issuers and risks of default; (ii) industry, market and economic risk; and
(iii) greater price variability and credit risks of certain high yield securities such as zero coupon and payment-in-kind securities. While these risks provide the opportunity for maximizing return over time, they may result in greater volatility of the value of the Fund than a fund that invests in higher-rated securities.

Furthermore, the value of high yield securities may be more susceptible to real or perceived adverse economic, company or industry conditions than is the case for higher quality securities. The market values of certain of these lower-rated and unrated debt securities tend to reflect individual corporate developments to a greater extent than do higher-rated securities which react primarily to fluctuations in the general level of interest rates, and tend to be more sensitive to economic conditions than are higher-rated securities. Adverse market, credit or economic conditions could make it difficult at certain times to sell certain high yield securities held by the Fund.

The secondary market on which high yield securities are traded may be less liquid than the market for higher grade securities. Less liquidity in the secondary trading market could adversely affect the price at which the Fund could sell a high yield security, and could adversely affect the daily net asset value per share of the Fund. When secondary markets for high yield securities are less liquid than the market for higher grade securities, it may be more difficult to value the securities because there is less reliable, objective data available. However, any Fund that may invest in high yield securities intends to invest primarily in high yield securities that the Investment Adviser believes have greater liquidity than the broader high yield securities market as a whole.

The use of credit ratings as a principal method of selecting high yield securities can involve certain risks. For example, credit ratings evaluate the safety of principal and interest payments, not the market value risk of high yield securities. Also, credit rating agencies may fail to change credit ratings in a timely fashion to reflect events since the security was last rated.

INFLATION-PROTECTED OBLIGATIONS. The iShares Lehman TIPS Bond Fund invests almost exclusively in inflation-protected public obligations of the U.S. Treasury, commonly known as "TIPS." TIPS are a type of U.S. government obligation issued by the U.S. Treasury that are designed to provide inflation protection to investors. TIPS are income-generating instruments whose interest and principal payments are adjusted for inflation - a sustained increase in prices that erodes the purchasing power of money. The inflation adjustment, which is typically applied monthly to the principal of the bond, follows a designated inflation index, such as the consumer price index. A fixed coupon rate is applied to the inflation-adjusted principal so that as inflation rises, both the principal value and the interest payments increase. This can provide investors with a hedge against inflation, as it helps preserve the purchasing power of an investment. Because of this inflation adjustment feature, inflation-protected bonds typically have lower yields than conventional fixed-rate bonds.

INVESTMENT COMPANIES. Each Fund may invest in the securities of other investment companies (including money market funds) to the extent allowed by law. Under the 1940 Act, a Fund's investment in investment companies is limited to, subject to certain exceptions, (i) 3% of the total outstanding voting stock of any one investment company, (ii) 5% of the Fund's total assets with respect to any one investment company, and (iii) 10% of the Fund's total assets with respect to investment companies in the aggregate. To the extent allowed by law or regulation, each Fund may invest its assets in securities of investment companies that are money market funds, including those advised by BGFA or otherwise affiliated with BGFA, in excess of the limits discussed above. Other investment companies in which a Fund invests can be expected to incur fees and expenses for operations, such as investment advisory and administration fees, that would be in addition to those incurred by the Fund.

LENDING PORTFOLIO SECURITIES. Each Fund may lend portfolio securities to certain creditworthy borrowers, including borrowers affiliated with BGFA. The borrowers provide collateral that is maintained in an amount at least equal to the current market value of the securities loaned. A Fund may terminate a loan at any time and obtain the return of the securities loaned. Each Fund receives the value of any interest or cash or non-cash distributions paid on the loaned securities.

With respect to loans that are collateralized by cash, the borrower will be entitled to receive a fee based on the amount of cash collateral. The Funds are compensated by the difference between the amount earned on the reinvestment of cash collateral and the fee paid to the borrower. In the case of collateral other than cash, a Fund is compensated by a fee paid by the borrower equal to a percentage of the market value of the loaned securities. Any cash collateral may be reinvested in certain short-term instruments either directly on behalf of each lending Fund or through one or more joint accounts or money market funds, including those managed by BGFA.

Securities lending involves exposure to certain risks, including operational risk (I.E., the risk of losses resulting from problems in the settlement and accounting process), "gap" risk (I.E., the risk of a mismatch between the return on cash collateral reinvestments and the fees each Fund has agreed to pay a borrower), and credit, legal, counterparty and market risk. In the event a borrower does not return a Fund's securities as agreed, the Fund may experience losses if the proceeds received from liquidating the collateral does not at least equal the value of the loaned security at the time the collateral is liquidated plus the transaction costs incurred in purchasing replacement securities.

A Fund may pay a portion of the interest or fees earned from securities lending to a borrower as described above, and to a securities lending agent who administers the lending program in accordance with guidelines approved by the Board. BGI acts as securities lending agent for the Fund subject to the overall supervision of BGFA. BGI receives a portion of the revenues generated by securities lending activities as compensation for its services in this regard.

MORTGAGE PASS-THROUGH SECURITIES. A significant portion of the Lehman Brothers U.S. Aggregate Index (the "Lehman Aggregate Index") (approximately 38%, as of May 31, 2007) and the entire Lehman Brothers U.S. MBS Fixed-Rate Index represent the U.S. agency mortgage pass-through segment of the U.S. investment grade bond market. Therefore, a substantial portion of each of the iShares Lehman Aggregate Bond Fund and iShares Lehman MBS Fixed-Rate Bond Fund is invested to seek exposure to a representative sample of U.S. agency mortgage pass-through securities included in such indexes. The term "U.S. agency mortgage pass-through security" refers to a category of pass-through securities backed by pools of mortgages and issued by one of several U.S. government-sponsored enterprises: the GNMA, FNMA or Federal Home Loan Mortgage Corporation ("FHLMC"). In the basic mortgage pass-through structure, mortgages with similar issuer, term and coupon characteristics are collected and aggregated into a "pool" consisting of multiple mortgage loans. The pool is assigned a CUSIP number and undivided interests in the pool are traded and sold as pass-through securities. The holder of the security is entitled to a PRO RATA share of principal and interest payments (including unscheduled prepayments) from the pool of mortgage loans. The portion of the Lehman Aggregate Index and Lehman Brothers U.S. MBS Fixed-Rate Index representing the mortgage pass-through segment of the U.S. investment grade bond market is comprised of multiple pools of mortgage pass-through securities.

An investment in a specific pool of pass-through securities requires an analysis of the specific prepayment risk of mortgages within the covered pool (since mortgagors typically have the option to prepay their loans). The level of prepayments on a pool of mortgage securities is difficult to predict and can impact the subsequent cash flows, value and yield of the mortgage pool. In addition, when trading specific mortgage pools, precise execution, delivery and settlement arrangements must be negotiated for each transaction. These factors combine to make trading in mortgage pools somewhat cumbersome. For these and other reasons, the iShares Lehman Aggregate Bond Fund and iShares Lehman MBS Fixed-Rate Bond Fund seek to obtain exposure to U.S. agency mortgage pass-through securities primarily through the use of "to-be-announced" or "TBA transactions." "TBA" refers to a commonly used mechanism for the forward settlement of U.S. agency mortgage pass-through securities, and not to a separate type of mortgage-backed security. Most transactions in mortgage pass-through securities occur through the use of TBA transactions. TBA transactions generally are conducted in accordance with widely-accepted guidelines which establish commonly observed terms and conditions for execution, settlement and delivery. In a TBA transaction, the buyer and seller decide on general trade parameters, such as agency, settlement date, par amount, and price. The actual pools delivered generally are determined two days prior to settlement date. Each Fund intends to use TBA transactions in several ways. For example, each Fund expects that it will regularly enter into TBA agreements and "roll over" such agreements prior to the settlement date stipulated in such agreements. This type of TBA transaction is sometimes known as a "TBA roll." In a "TBA roll", each Fund generally will sell the obligation to purchase the pools stipulated in the TBA agreement prior to the stipulated settlement date and will enter into a new TBA agreement for future delivery of pools of mortgage pass-through securities. In addition, each Fund may enter into TBA agreements and settle such transactions on the stipulated settlement date by accepting actual receipt or delivery of the pools of mortgage pass-through securities stipulated in the TBA agreement. Default by or bankruptcy of a counterparty to a TBA transaction would expose the Fund to possible loss because of adverse market action, expenses or delays in connection with the purchase or sale of the pools of mortgage pass-through securities specified in the TBA transaction. To minimize this risk, each Fund will enter into TBA transactions only with established counterparties (such as major broker-dealers) and BGFA will monitor the creditworthiness of such counterparties. Each Fund's use of "TBA rolls" may cause the Fund to experience higher portfolio turnover, higher transaction costs and to pay higher capital gain distributions to shareholders (which may be taxable) than the other Funds described in this SAI.

The iShares Lehman Aggregate Bond Fund and iShares Lehman MBS Fixed-Rate Bond Fund intend to invest cash pending settlement of any TBA transactions in money market instruments, repurchase agreements or other high-quality, liquid short-term instruments, including money market funds advised by BGFA. The iShares Lehman Aggregate Bond and iShares Lehman MBS Fixed Rate Bond Fund will each assume its pro rata share of fees and expenses of any money market fund that it may invest in, in addition to each Fund's own fees and expenses.

MUNICIPAL SECURITIES. Each of the Credit Bond Funds and the Government/Credit Bond Funds may invest in municipal securities which are securities generally issued by states and local governments and their agencies, authorities and other instrumentalities. Municipal bonds are subject to interest rate, credit and market risk. The ability of a municipal security issuer to make payments on that security could be affected by litigation, legislation or other political events or the bankruptcy of the issuer.

PRIVATELY ISSUED SECURITIES. The iShares iBoxx $ High Yield Corporate Bond Fund and Credit Bond Funds may invest in privately issued securities, including those which may be resold only in accordance with Rule 144A under the Securities Act ("Rule 144A Securities"). Rule 144A Securities are restricted securities that are not publicly traded. Accordingly, the liquidity of the market for specific Rule 144A Securities may vary. Delay or difficulty in selling such securities may result in a loss to the iShares iBoxx $ High Yield Corporate Bond Fund and Credit Bond Funds.

RATINGS. An investment-grade rating means the security or issuer is rated investment-grade by Moody's(Reg. TM) Investors Service ("Moody's"), Standard & Poor's(Reg. TM) Rating Services, a division of McGraw-Hill Companies, Inc. ("S&P(Reg. TM)"), Fitch Inc. ("Fitch"), Dominion Bond Rating Service Limited, or another credit rating agency designated as a nationally recognized statistical rating organization ("NRSRO") by the SEC, or is unrated but considered to be of equivalent quality by BGFA. Bonds rated Baa by Moody's or BBB by S&P or above are considered "investment grade" securities; bonds rated Baa are considered medium grade obligations which lack outstanding investment characteristics and have speculative characteristics, while bonds rated BBB are regarded as having adequate capacity to pay principal and interest.

Subsequent to purchase by the applicable Funds, a rated security may cease to be rated or its rating may be reduced below an investment grade rating. Bonds rated lower than Baa3 by Moody's or BBB- by S&P are below investment grade quality and are obligations of issuers that are considered predominantly speculative with respect to the issuer's capacity to pay interest and repay principal according to the terms of the obligation and, therefore, carry greater investment risk, including the possibility of issuer default and bankruptcy and increased market price volatility. Such securities ("lower rated securities") are commonly referred to as "junk bonds" and are subject to a substantial degree of credit risk. Lower rated securities are often issued by smaller, less creditworthy companies or by highly leveraged (indebted) firms, which are generally less able than more financially stable firms to make scheduled payments of interest and principal. The risks posed by securities issued under such circumstances are substantial. Bonds rated below investment grade tend to be less marketable than higher-quality bonds because the market for them is less broad. The market for unrated bonds is even narrower. Please see Appendix A of this SAI for a description of each rating category of S&P, Moody's and Fitch.

REPURCHASE AGREEMENTS. Each Fund may enter into repurchase agreements with certain counterparties. Repurchase agreements involve an agreement to purchase financial instruments and to resell those instruments back to the same counterparty at an agreed-upon date and price, which price reflects a rate of interest unrelated to a coupon rate or maturity of the purchased instruments. The value of the instruments purchased may be more or less than the price at which the counterparty has agreed to repurchase them. As protection against the risk that the counterparty will not fulfill its obligation, the instruments are marked to market daily and are maintained at a value at least equal to the sale price plus the accrued incremental amount. Delays or losses could result if the counterparty to the repurchase agreement defaults or becomes insolvent. The Funds will only engage in repurchase agreements with counterparties whose creditworthiness has been reviewed and found to be satisfactory by BGFA.

REVERSE REPURCHASE AGREEMENTS. Each Fund may enter into reverse repurchase agreements, which involve the sale of securities with an agreement to repurchase the securities at an agreed-upon price, date and interest payment and have the characteristics of borrowing. Generally, the effect of such transactions is that the Fund can recover all or most of the cash invested in the portfolio securities involved during the term of the reverse repurchase agreement, while in many cases the Fund is able to keep some of the interest income associated with those securities. Such transactions are only advantageous if the Fund has an opportunity to earn a greater rate of interest on the cash derived from these transactions than the interest cost of obtaining the same amount of cash. Opportunities to realize earnings from the use of the proceeds equal to or greater than the interest required to be paid may not always be available and each Fund intends to use the reverse repurchase technique only when BGFA believes it will be advantageous to the Fund. The use of reverse repurchase agreements may exaggerate any interim increase or decrease in the value of each Fund's assets. The Fund's exposure to reverse repurchase agreements will be covered by securities having a value equal to or greater than such commitments. Each Fund segregates liquid assets in connection with reverse repurchase agreements. Under the 1940 Act, reverse repurchase agreements are considered borrowings.

SHORT-TERM INSTRUMENTS AND TEMPORARY INVESTMENTS. Each Fund may invest in short-term instruments, including money market instruments, on an ongoing basis to provide liquidity or for other reasons. Money market instruments are generally short-term investments that may include but are not limited to: (i) shares of money market funds (including those advised by BGFA); (ii) obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities (including government-sponsored enterprises); (iii) negotiable certificates of deposit ("CDs"), bankers' acceptances, fixed time deposits and other obligations of U.S. and foreign banks (including foreign branches) and similar institutions; (iv) commercial paper rated at the date of purchase "Prime-1" by Moody's Investors Services, Inc. ("Moody's") or "A-1" by Standard & Poor's Rating Services, a division of the McGraw-Hill Companies, Inc. ("S&P"), or if unrated, of comparable quality as determined by BGFA; (v) non-convertible corporate debt securities (E.G., bonds and debentures) with remaining maturities at the date of purchase of not more than 397 days and that satisfy the rating requirements set forth in Rule 2a-7 under the 1940 Act; (vi) repurchase agreements; and (vii) short-term U.S. dollar-denominated obligations of foreign banks (including U.S. branches) that, in the opinion of BGFA, are of comparable quality to obligations of U.S. banks which may be purchased by a Fund. Any of these instruments may be purchased on a current or a forward-settled basis. Time deposits are non-negotiable deposits maintained in banking institutions for specified periods of time at stated interest rates. Bankers' acceptances are time drafts drawn on commercial banks by borrowers, usually in connection with international transactions.

SWAP AGREEMENTS. Swap agreements are contracts between parties in which one party agrees to make periodic payments to the other party based on the change in market value or level of a specified rate, index or asset. In return, the other party agrees to make periodic payments to the first party based on the return of a different specified rate, index or asset. Swap agreements will usually be done on a net basis, with each Fund receiving or paying only the net amount of the two payments. The net amount of the excess, if any, of a Fund's obligations over its entitlements with respect to each swap is accrued on a daily basis and an amount of liquid assets having an aggregate value at least equal to the accrued excess will be maintained by each Fund.

The use of interest-rate and index swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. These transactions generally do not involve the delivery of securities or other underlying assets or principal.

U.S. GOVERNMENT OBLIGATIONS. Certain of the Funds may invest in various types of U.S. government obligations. U.S. government obligations are a type of bond and include securities issued or guaranteed as to principal and interest by the U.S. government, its agencies or instrumentalities. Payment of principal and interest on U.S. government obligations (i) may be backed by the full faith and credit of the United States (as with U.S. Treasury obligations and GNMA certificates or (ii) may be backed solely by the issuing or guaranteeing agency or instrumentality itself (as with FNMA, FHLMC and Federal Home Loan Bank ("FHLB") notes). In the latter case, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, which agency or instrumentality may be privately owned. There can be no assurance that the U.S. government would provide financial support to its agencies or instrumentalities where it is not obligated to do so. As a general matter, the value of debt instruments, including U.S. government obligations, declines when market interest rates increase and rises when market interest rates decrease. Certain types of U.S. government obligations are subject to fluctuations in yield or value due to their structure or contract terms.

U.S. REGISTERED SECURITIES OF FOREIGN ISSUERS. Each Fund (other than the Treasury Funds and iShares Lehman TIPS Bond Fund) may invest in U.S. registered, dollar-denominated bonds of foreign corporations, governments, agencies and supra-national entities. Investing in U.S. registered, dollar-denominated, investment grade bonds issued by non-U.S. issuers involves some risks and considerations not typically associated with investing in U.S. companies. These include differences in accounting, auditing and financial reporting standards, the possibility of expropriation or confiscatory taxation, adverse changes in investment or exchange control regulations, political instability which could affect U.S. investments in foreign countries, and potential restrictions of the flow of international capital. Foreign companies may be subject to less governmental regulation than U.S. issuers. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payment positions.

Proxy Voting Policy
The Trust has adopted as its proxy voting policies for each Fund the proxy voting guidelines of BGFA, the investment adviser to each Fund. The Trust has delegated to BGFA the responsibility for voting proxies on the portfolio securities held by each Fund. The remainder of this section discusses each Fund's proxy voting guidelines and BGFA's role in implementing such guidelines.

BGFA votes (or refrains from voting) proxies for each Fund in a manner that BGFA, in the exercise of its independent business judgment, concludes is in the best economic interests of such Fund. In some cases, BGFA may determine that it is in the best economic interests of a Fund to refrain from exercising the Fund's proxy voting rights (such as, for example, proxies on certain non-U.S. securities that might impose costly or time-consuming in-person voting requirements). With regard to the relationship between securities lending and proxy voting, BGFA's approach is also driven by our clients' economic interests. The evaluation of the economic desirability of recalling loans involves balancing the revenue producing value of loans against the likely economic value of casting votes. Based on our evaluation of this relationship, we believe that the likely economic value of casting a vote generally is less than the securities lending income, either because the votes will not have significant economic consequences or because the outcome of the vote would not be affected by BGFA recalling loaned securities in order to ensure they are voted. Periodically, BGFA analyzes the process and benefits of voting proxies for securities on loan, and will consider whether any modification of its proxy voting policies or procedures are necessary in light of any regulatory changes. BGFA will normally vote on specific proxy issues in accordance with its proxy voting guidelines. BGFA's proxy voting guidelines provide detailed guidance as to how to vote proxies on certain important or commonly raised issues. BGFA may, in the exercise of its business judgment, conclude that the proxy voting guidelines do not cover the specific matter upon which a proxy vote is requested, or that an exception to the proxy voting guidelines would be in the best economic interests of a Fund. BGFA votes (or refrains from voting) proxies without regard to the relationship of the issuer of the proxy (or any shareholder of such issuer) to a Fund, a Fund's affiliates (if any), BGFA or BGFA's affiliates, or SEI or SEI's affiliates. When voting proxies, BGFA attempts to encourage companies to follow practices that enhance shareholder value and increase transparency and allow the market to place a proper value on their assets. With respect to certain specific issues:

     . Each Fund generally supports the board's nominees in the election of directors and generally supports proposals that strengthen the independence of boards of directors;

     . Each Fund generally does not support proposals on social issues that lack a demonstrable economic benefit to the issuer and the Fund investing in such issuer; and

     . Each Fund generally votes against anti-takeover proposals and proposals that would create additional barriers or costs to corporate transactions that are likely to deliver a premium to shareholders.

BGFA maintains institutional policies and procedures that are designed to prevent any relationship between the issuer of the proxy (or any shareholder of the issuer) and a Fund, a Fund's affiliates (if any), BGFA or BGFA's affiliates, or SEI or SEI's affiliates, from having undue influence on BGFA's proxy voting activity. In certain instances, BGFA may determine to engage an independent fiduciary to vote proxies as a further safeguard against potential conflicts of interest or as otherwise required by applicable law. The independent fiduciary may either vote such proxies or provide BGFA with instructions as to how to vote such proxies. In the latter case, BGFA votes the proxy in accordance with the independent fiduciary's determination.

Information with respect to how BGFA voted Fund proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available:
(i) without charge, upon request, by calling 1-800-iShares (1-800-474-2737) or through the Fund's website at WWW.ISHARES.COM; and (ii) on the SEC's website at WWW.SEC.GOV.

Portfolio Holdings Information
The Trust's Board has adopted a policy regarding the disclosure of the Funds' portfolio holdings information that requires that such information be disclosed in a manner that: (a) is consistent with applicable legal requirements and in the best interests of each Fund's respective shareholders; (b) does not put the interests of the Funds' Investment Adviser, the Funds' Distributor, or any affiliated person of the Funds, the Investment Adviser or the Distributor, above those of Fund shareholders; (c) does not advantage any current or prospective Fund shareholders over any other current or prospective Fund shareholders, except to the extent that certain Entities (as described below) may receive portfolio holdings information not available to other current or prospective Fund shareholders in connection with the dissemination of information necessary for transactions in Creation Units, as contemplated by the iShares Exemptive Orders and discussed below; and (d) does not provide selective access to portfolio holdings information except pursuant to the procedures outlined below and to the extent appropriate confidentiality arrangements limiting the use of such information are in effect. The "Entities" referred to in sub-section (c) above are generally limited to National Securities Clearing Corporation ("NSCC") members and subscribers to various fee-based subscription services, including those large institutional investors (known as "Authorized Participants") that have been authorized by the Distributor to purchase and redeem large blocks of shares (known as Creation Units) pursuant to legal requirements, including exemptive orders granted by the SEC pursuant to which the Funds offer and redeem their shares ("iShares Exemptive Orders"), and other institutional market participants and entities that provide information services.

Each business day, Fund portfolio holdings information will be provided to the Distributor or other agent for dissemination through the facilities of the NSCC and/or other fee-based subscription services to NSCC members and/or subscribers to those other fee-based subscription services, including Authorized Participants, and to entities that publish and/or analyze such information in connection with the process of purchasing or redeeming Creation Units or trading shares of Funds in the secondary market. This information typically reflects each Fund's anticipated holdings on the following business day.

Daily access to information concerning the Funds' portfolio holdings is permitted (i) to certain personnel of those service providers that are involved in portfolio management and providing administrative, operational, risk management, or other support to portfolio management, including affiliated broker-dealers and/or Authorized Participants, and (ii) to other personnel of the Investment Adviser and the Funds' distributor, administrator, custodian and fund accountant, who deal directly with, or assist in, functions related to investment management, administration, custody and fund accounting, as may be necessary to conduct business in the ordinary course in a manner consistent with the iShares Exemptive Orders, agreements with the Funds, and the terms of the Funds' current registration statements. In addition, each Fund will disclose its portfolio holdings and the percentages they represent of the Fund's net assets at least monthly, but as often as each day the Fund is open. Information about this disclosure is available at WWW.ISHARES.COM.

From time to time, information concerning Fund portfolio holdings, other than portfolio holdings information made available in connection with the creation/redemption process, as discussed above, may also be provided to other entities that provide additional services to the Funds, including, among others, rating or ranking organizations, in the ordinary course of business, no earlier than one business day following the date of the information. Portfolio holdings information made available in connection with the creation/redemption process may be provided to other entities that provide additional services to the Funds in the ordinary course of business after it has been disseminated to the NSCC.

Each Fund will disclose its complete portfolio holdings schedule in public filings with the SEC on a quarterly basis, based on the Fund's fiscal year, within 70 days after the end of the quarter, and will provide that information to shareholders, as required by federal securities laws and regulations thereunder. A Fund, however, may voluntarily disclose all or part of its portfolio holdings other than in connection with the creation/redemption process, as discussed above, in advance of required filings with the SEC, provided that such information is made generally available to all shareholders and other interested parties in a manner that is consistent with the above policy for disclosure of portfolio holdings information. Such information may be made available through a publicly-available website or other means that make the information available to all likely interested parties in a contemporaneous manner.

The Trust's Chief Compliance Officer may authorize disclosure of portfolio holdings information pursuant to the above policy and procedures.

The Trust's Board reviews the policy and procedures for disclosure of portfolio holdings information at least annually.

Construction and Maintenance Standards for the Underlying Indexes
Each Treasury Fund invests substantially all of its assets in securities in one of the following indexes: the Lehman Brothers 1-3 Year U.S. Treasury Index, the Lehman Brothers 3-7 Year U.S. Treasury Index, the Lehman Brothers 7-10 Year U.S. Treasury Index, the Lehman Brothers 10-20 Year U.S. Treasury Index, the Lehman Brothers 20+ Year U.S. Treasury Index or the Lehman Brothers Short U.S. Treasury Index. Each Credit Bond Fund invests substantially all of its assets in one of the following indexes: Lehman Brothers 1-3 Year U.S. Credit Index, Lehman Brothers Intermediate U.S. Credit Index and Lehman Brothers U.S. Credit Index. Each Government/Credit Bond Fund invests substantially all of its assets in one of the following indexes: Lehman Brothers Intermediate U.S. Government/Credit Index and Lehman Brothers U.S. Government/Credit Index. The iShares Lehman TIPS Bond

Fund invests substantially all of its assets in securities represented in the Lehman Brothers U.S. Treasury TIPS Index. The iShares Lehman Aggregate Bond Fund invests substantially all of its assets in securities represented in the Lehman Brothers U.S. Aggregate Index. The iShares Lehman MBS Fixed-Rate Bond Fund invests substantially all of its assets in securities represented in the Lehman Brothers U.S. MBS Fixed-Rate Index. The iShares iBoxx $ High Yield Corporate Bond Fund and the iShares iBoxx $ Investment Grade Corporate Bond Fund invest substantially all of their assets in securities represented in the iBoxx(Reg. TM) $ Liquid High Yield Index and the iBoxx(Reg. TM) $ Liquid Investment Grade Index, respectively.

Brief descriptions of the Funds' respective Underlying Indexes are provided below.

The Lehman Indexes
LEHMAN BROTHERS 1-3 YEAR U.S. CREDIT INDEX

INDEX DESCRIPTION. The Lehman Brothers 1-3 Year U.S. Credit Index measures the performance of investment grade corporate debt and sovereign, supranational, local authority and non-U.S. agency bonds that are U.S. dollar-denominated and have a remaining maturity of greater than or equal to one year and less than three years. As of May 31, 2007, there were 532 issues included in the Underlying Index.

INDEX METHODOLOGY. The Underlying Index includes investment grade U.S. credit securities that have a remaining maturity of greater than or equal to one year and less than three years and have more than $250 million or more of outstanding face value. In addition, the securities must be denominated in U.S. dollars and must be fixed-rate and non-convertible. Excluded from the Underlying Index are structured notes with embedded swaps or other special features, private placements, floating rate securities and Eurobonds. The Underlying Index is market capitalization weighted and the securities in the Underlying Index are updated on the last calendar day of each month.

LEHMAN BROTHERS 1-3 YEAR U.S. TREASURY INDEX

INDEX DESCRIPTION. The Lehman Brothers 1-3 Year U.S. Treasury Index measures the performance of public obligations of the U.S. Treasury that have a remaining maturity of greater than or equal to one year and less than three years. As of May 31, 2007, there were 47 issues included in the Underlying Index.

INDEX METHODOLOGY. The Lehman Brothers 1-3 Year U.S. Treasury Index includes all publicly issued, U.S. Treasury securities that have a remaining maturity of greater than or equal to one year and less than three years, are rated investment grade (must be Baa3/BBB- or higher using the middle rating of Moody's, S&P, and Fitch), and have $250 million or more of outstanding face value. In addition, the securities must be denominated in U.S. dollars and must be fixed-rate and non-convertible. Excluded from the Underlying Index are certain special issues, such as flower bonds, targeted investor notes ("TINs"), state and local government series bonds ("SLGs"), and coupon issues that have been stripped from bonds included in the Underlying Index. The Underlying Index is market capitalization weighted and the securities in the Underlying Index are updated on the last calendar day of each month.

LEHMAN BROTHERS 3-7 YEAR U.S. TREASURY INDEX

INDEX DESCRIPTION. The Lehman Brothers 3-7 Year U.S. Treasury Index measures the performance of public obligations of the U.S. Treasury that have a remaining maturity of greater than or equal to three years and less than seven years. As of May 31, 2007, there were 37 issues included in the Underlying Index.

INDEX METHODOLOGY. Lehman Brothers 3-7 Year U.S. Treasury Index includes all publicly issued, U.S. Treasury securities that have a remaining maturity of greater than or equal to three years and less than seven years and have $250 million or more of outstanding face value. In addition, the securities must be denominated in U.S. dollars and must be fixed-rate and non-convertible. Excluded from the Underlying Index are certain special issues, such as flower bonds, TINs, and SLGs, and coupon issues that have been stripped from assets that are already included in the Underlying Index. The Underlying Index is market capitalization weighted and the securities in the Underlying Index are updated on the last calendar day of each month.

LEHMAN BROTHERS 7-10 YEAR U.S. TREASURY INDEX

INDEX DESCRIPTION. The Lehman Brothers 7-10 Year U.S. Treasury Index measures the performance of public obligations of the U.S. Treasury that have a remaining maturity of greater than or equal to seven years and less than ten years. As of May 31, 2007, there were 21 issues included in the Underlying Index.

INDEX METHODOLOGY. The Lehman Brothers 7-10 Year U.S. Treasury Index includes all publicly issued, U.S. Treasury securities that have a remaining maturity of greater than or equal to seven years and less than ten years, are rated investment grade (must be Baa3/BBB- or higher using the middle rating of Moody's, S&P, and Fitch), and have $250 million or more of outstanding face value. In addition, the securities must be denominated in U.S. dollars and must be fixed-rate and non-convertible. Excluded from the Underlying Index are certain special issues, such as flower bonds, TINs, SLGs, and coupon issues that have been stripped from bonds included in the Underlying Index. The Underlying Index is market capitalization weighted and the securities in the Underlying Index are updated on the last calendar day of each month.

LEHMAN BROTHERS 10-20 YEAR U.S. TREASURY INDEX

INDEX DESCRIPTION. The Lehman Brothers 10-20 Year U.S. Treasury Index measures the performance of public obligations of the U.S. Treasury that have a remaining maturity of greater than or equal to ten years and less than 20 years. As of May 31, 2007, there were 24 issues included in the Underlying Index.

INDEX METHODOLOGY. The Lehman Brothers 10-20 Year U.S. Treasury Index includes all publicly issued, U.S. Treasury securities that have a remaining maturity of greater than or equal to ten years and less than 20 years and have $250 million or more of outstanding face value. In addition, the securities must be denominated in U.S. dollars and must be fixed-rate and non-convertible. Excluded from the Underlying Index are certain special issues, such as flower bonds, TINs, SLGs, and coupon issues that have been stripped from assets that are already included in the Underlying Index. The Underlying Index is market capitalization weighted and the securities in the Underlying Index are updated on the last calendar day of each month.

LEHMAN BROTHERS 20+ YEAR U.S. TREASURY INDEX

INDEX DESCRIPTION. The Lehman Brothers 20+ Year U.S. Treasury Index measures the performance of public obligations of the U.S. Treasury that have a remaining maturity of 20 or more years. As of May 31, 2007, there were 10 issues included in the Underlying Index.

INDEX METHODOLOGY. The Lehman Brothers 20+ Year U.S. Treasury Index includes all publicly issued, U.S. Treasury securities that have a remaining maturity of 20 or more years, are rated investment grade (must be Baa3/BBB- or higher using the middle rating of Moody's, S&P, and Fitch), and have $250 million or more of outstanding face value. In addition, the securities must be denominated in U.S. dollars and must be fixed-rate and non-convertible. Excluded from the Underlying Index are certain special issues, such as flower bonds, TINs, SLGs, and coupon issues that have been stripped from bonds included in the Underlying Index. The Underlying Index is market capitalization weighted and the securities in the Underlying Index are updated on the last calendar day of each month.

LEHMAN BROTHERS U.S. CREDIT INDEX

INDEX DESCRIPTION. The Lehman Brothers U.S. Credit Index measures the performance of investment grade corporate debt and sovereign, supranational, local authority and non-U.S. agency bonds that are U.S. dollar-denominated and have a remaining maturity of greater than or equal to one year. As of May 31, 2007, there were 3,099 issues included in the Underlying Index.

INDEX METHODOLOGY. The Lehman Brothers U.S. Credit Index includes investment grade U.S. credit securities that have a remaining maturity of greater than or equal to one year and have more than $250 million or more of outstanding face value. In addition, the securities must be denominated in U.S. dollars and must be fixed-rate and non-convertible. Excluded from the Underlying Index are structured notes with embedded swaps or other special features, private placements, floating rate securities and Eurobonds. The Underlying Index is market capitalization weighted and the securities in the Underlying Index are updated on the last calendar day of each month.

LEHMAN BROTHERS INTERMEDIATE U.S. CREDIT INDEX

INDEX DESCRIPTION. The Lehman Brothers Intermediate U.S. Credit Index measures the performance of investment grade corporate debt and sovereign, supranational, local authority and non-U.S. agency bonds that are U.S. dollar-denominated and have a remaining maturity of greater than or equal to one year and less than ten years. As of May 31, 2007, there were 2,232 issues included in the Underlying Index.

INDEX METHODOLOGY. The Lehman Brothers Intermediate U.S. Credit Index includes investment grade U.S. credit securities that have a remaining maturity of greater than or equal to one year and less than ten years and have more than $250 million or more of outstanding face value. In addition, the securities must be denominated in U.S. dollars and must be fixed-rate and non-convertible. Excluded from the Underlying Index are structured notes with embedded swaps or other special features, private placements, floating rate securities and Eurobonds. The Underlying Index is market capitalization weighted and the securities in the Underlying Index are updated on the last calendar day of each month.

LEHMAN BROTHERS U.S. GOVERNMENT/CREDIT INDEX

INDEX DESCRIPTION. The Lehman Brothers U.S. Government/Credit Index measures the performance of U.S. Treasuries, government-related (I.E., U.S. and foreign agencies, sovereign, supranational and local authority debt), and investment grade U.S. corporate securities that have a remaining maturity of greater than or equal to one year. As of May 31, 2007 there were 4,174 issues included in the Underlying Index.

INDEX METHODOLOGY. The Lehman Brothers U.S. Government/Credit Index includes U.S. government and investment grade U.S. credit securities that have greater than or equal to one year remaining to maturity and have more than $250 million or more of outstanding face value. In addition, the securities must be denominated in U.S. dollars and must be fixed-rate and non-convertible. Excluded from the Underlying Index are certain special issues, such as flower bonds, TINs, SLGs, and coupon issues that have been stripped from assets that are already included in the Underlying Index. Also excluded from the Underlying Index are structured notes with embedded swaps or other special features, private placements, floating rate securities and Eurobonds. The Underlying Index is market capitalization weighted and the securities in the Underlying Index are updated on the last calendar day of each month.

LEHMAN BROTHERS INTERMEDIATE U.S. GOVERNMENT/CREDIT INDEX

INDEX DESCRIPTION. The Lehman Brothers Intermediate U.S. Government/Credit Index measures the performance of U.S. dollar-denominated U.S. Treasuries, government-related (I.E., U.S. and foreign agencies, sovereign, supranational and local authority debt), and investment grade U.S. corporate securities that have a remaining maturity of greater than or equal to 1 year and less than ten years. As of May 31, 2007 there were 3,161 issues included in the Underlying Index.

INDEX METHODOLOGY. The Lehman Brothers Intermediate U.S. Government/Credit Index includes U.S. government and investment grade U.S. credit securities that have greater than or equal to 1 year and less than ten years remaining to maturity and have more than $250 million or more of outstanding face value. In addition, the securities must be denominated in U.S. dollars and must be fixed-rate and non-convertible. Excluded from the Underlying Index are certain special issues, such as flower bonds, TINs, SLGs, and coupon issues that have been stripped from assets that are already included in the Underlying Index. Also excluded from the Underlying Index are structured notes with embedded swaps or other special features, private placements, floating rate securities and Eurobonds. The Underlying Index is market capitalization weighted and the securities in the Underlying Index are updated on the last calendar day of each month.

LEHMAN BROTHERS U.S. MBS FIXED-RATE INDEX

INDEX DESCRIPTION. The Lehman Brothers U.S. MBS Fixed-Rate Index measures the performance of investment grade fixed-rate mortgage-backed pass-through securities of GNMA, FNMA, and FHLMC. As of May 31, 2007, there were 409 issues included in the Underlying Index.

INDEX METHODOLOGY. The Lehman Brothers U.S. MBS Fixed-Rate Index includes securities issued by GNMA, FHLMC, and FNMA that have 30-, 20-, 15-year and balloon securities that have a remaining maturity of at least one year, are investment grade, and have more than $250 million or more of outstanding face value. In addition, the securities must be denominated in U.S. dollars and must be fixed-rate and non-convertible. The Underlying Index is market capitalization weighted and the securities in the Underlying Index are updated on the last calendar day of each month.

LEHMAN BROTHERS SHORT U.S. TREASURY INDEX

INDEX DESCRIPTION. The Lehman Brothers Short U.S. Treasury Index measures the performance of public obligations of the U.S. Treasury that have a remaining maturity of between one and 12 months. As of May 31, 2007, there were 39 issues included in the Underlying Index.

INDEX METHODOLOGY. The Lehman Brothers Short U.S. Treasury Index includes all publicly issued, U.S. Treasury securities that have a remaining maturity of between one and 12 months, and have more than $250 million or more of outstanding face value. In addition, the securities must be denominated in U.S. dollars and must be fixed-rate and non-convertible. Excluded from the

Underlying Index are certain special issues, such as flower bonds, TINs, SLGs, and coupon issues that have been stripped from assets that are already included in the Underlying Index. The Underlying Index is market capitalization weighted and the securities in the Underlying Index are updated on the last calendar day of each month.

LEHMAN BROTHERS U.S. TREASURY TIPS INDEX

INDEX DESCRIPTION. The Lehman Brothers U.S. Treasury TIPS Index measures the performance of the inflation-protected public obligations of the U.S. Treasury. Inflation-protected public obligations of the U.S. Treasury, commonly known as "TIPS," are securities issued by the U.S. Treasury that are designed to provide inflation protection to investors. As May 31, 2007, there were 22 issues included in the Underlying Index.

INDEX METHODOLOGY. The Lehman Brothers U.S. Treasury TIPS Index includes all publicly issued, U.S. Treasury inflation-protected securities that have at least one year remaining to maturity, are rated investment grade (must be Baa3/BBB- or higher using the middle rating of Moody's, S&P, and Fitch), and have $250 million or more of outstanding face value. In addition, the securities must be denominated in U.S. dollars and must be fixed-rate and non-convertible. The Underlying Index is market capitalization weighted and the securities in the Underlying Index are updated on the last calendar day of each month.

LEHMAN BROTHERS U.S. AGGREGATE INDEX

INDEX DESCRIPTION. The Lehman Brothers U.S. Aggregate Index represents the securities of the total U.S. investment grade bond market. As of May 31, 2007, there were 8,699 issues included in the Underlying Index.

INDEX METHODOLOGY. The Lehman Brothers U.S. Aggregate Index provides a measure of the performance of the U.S. investment grade bond market, which includes investment grade (must be Baa3/BBB- or higher using the middle rating of Moody's, S&P, and Fitch) U.S. Treasury bonds, government-related bonds, investment grade corporate bonds, mortgage pass-through securities, commercial mortgage-backed securities and asset-backed securities that are publicly offered for sale in the United States. The securities in the Underlying Index must have $250 million or more of outstanding face value and must have at least one year remaining to maturity. In addition, the securities must be denominated in U.S. dollars and must be fixed-rate, non-convertible, and taxable. Certain types of securities, such as flower bonds, TINs, and SLGs are excluded from the Underlying Index. Also excluded from the Underlying Index are structured notes with embedded swaps or other special features, private placements, floating rate securities and Eurobonds. The Underlying Index is market capitalization weighted and the securities in the Underlying Index are updated on the last calendar day of each month.

INDEX MAINTENANCE.

The Underlying Index constituents are reset on the last business day of each month and remain static throughout the month. The universe of Underlying Index constituents adjust for securities that become ineligible for inclusion in an Underlying Index during the month (E.G., because of downgrades or called bonds) or for issues that are newly eligible (E.G., up-grades or newly issued bonds) on the last business day of each month. The Lehman Indexes are valued using end of day bid side prices, as marked by Lehman Brothers. Intra-month cash flows contribute to monthly returns, but they are not reinvested during the month and do not earn a reinvestment return. Total returns are calculated based on the sum of price changes, gain/loss on repayments of principal, and coupon received or accrued, expressed as a percentage of beginning market value. The Lehman Indexes are calculated once a day and are available from major data vendors.

The iBoxx Indexes
IBOXX(Reg. TM) $ LIQUID HIGH YIELD INDEX
NUMBER OF COMPONENTS: APPROXIMATELY 50
======================================

INDEX DESCRIPTION. The iBoxx(Reg. TM) $ Liquid High Yield Index measures the performance of a fixed number of highly liquid high yield corporate bonds. The Underlying Index is a rules-based index consisting of up to 50 highly liquid, high yield, U.S. dollar-denominated corporate bonds that seeks to maximize liquidity while maintaining representation of the broader corporate bond market.

INDEX METHODOLOGY. The Underlying Index is a subset of a broader high yield universe of over 500 sub-investment grade bonds. Bonds in the Underlying Index are selected from the universe of eligible bonds using defined rules. Currently, the bonds eligible for inclusion in the Underlying Index include U.S. dollar-denominated corporate bonds that: (i) are issued by companies domiciled in the U.S., Canada, Western Europe or Japan; (ii) are rated sub-investment grade by Fitch, Moody's and S&P(Reg. TM); (iii) have at least $200 million of outstanding face value; and (iv) are less than five years old and have at least three years to maturity.

Prior to November 1, 2006, the Underlying Index was known as the GS $ HyTop(TM) Index and was owned and managed by Goldman Sachs.

COMPONENT SELECTION CRITERIA. Eligible bonds are chosen using an approach that attempts to match the proportional weighting and other characteristics of the Underlying Index to those of the broader universe. Eligible bonds also are assigned a liquidity score based on float, age and other factors. The 50 most liquid and representative bonds are chosen using algorithms designed to best match the broad characteristics of the Underlying Index to characteristics of the universe. The Underlying Index is equally weighted by par value. Although it is not expected to vary, the number of bonds in the Underlying Index may change from time to time. To avoid concentration of single-issuer credit risk, only one bond issue per issuer may be included in the Underlying Index. The Underlying Index is updated monthly on the last business day of each month.

Index Maintenance. The Underlying Index is valued using the consolidated iBoxx bid prices calculated from end-of-day bid and ask prices received from several investment banks. New bonds enter the Underlying Index at the rebalancing at their iBoxx consolidated ask price. Cash flows occurring during the month earn money market interest until the next rebalancing date, when they are reinvested in securities in the Underlying Index. The components of the total return of the Underlying Index are price changes, accrued interest, coupon payments, repayment of principal, and reinvestment income on cash flows earned during the month.

The composition of the Underlying Index is held constant for any given calendar month to ensure continuity during the month and to avoid jumps unrelated to the price movements of the bonds. The inclusion and exclusion criteria above are applied at month-end, after the close of business. Bonds that were in the Underlying Index, but that no longer satisfy all the criteria at month-end, will be removed from the Underlying Index. If a bond becomes eligible in the middle of the month, it will still need to pass the test at the end of the month, and can be included only upon rebalancing at month-end. When a bond is called, it remains in the Underlying Index at its call price until the end of the month, after which it is removed. Changes in issue size that take place during the month are taken into consideration only at the next rebalancing date.

IBOXX(Reg. TM) $ LIQUID INVESTMENT GRADE INDEX

INDEX DESCRIPTION. The iBoxx(Reg. TM) $ Liquid Investment Grade Index measures the performance of a fixed number of highly liquid investment grade corporate bonds. The iBoxx(Reg. TM) $ Liquid Investment Grade Index is a rules-based index consisting of up to 100 highly liquid, investment grade, U.S. dollar-denominated corporate bonds that seeks to maximize liquidity while maintaining representation of the broader corporate bond market.

INDEX METHODOLOGY. The iBoxx(Reg. TM) $ Liquid Investment Grade Index is a subset of the iBoxx $ Corporates Underlying Index, an index of over 1000 investment grade bonds. Bonds in the iBoxx(Reg. TM) $ Liquid Investment Grade Index are selected from the universe of eligible bonds in the iBoxx
$ Corporates Index using defined rules. Currently, the bonds eligible for inclusion in the iBoxx(Reg. TM) $ Liquid Investment Grade Index include U.S. dollar-denominated, SEC registered corporate bonds that: (i) are issued by companies domiciled in the U.S., Canada, Western Europe or Japan; (ii) are rated investment grade by Fitch, Moody's, and S&P; (iii) have at least $500 million of outstanding face value; and (iv) are less than five years old and have at least three years to maturity.

Prior to November 1, 2006, the iBoxx(Reg. TM) $ Liquid Investment Grade Index was known as the GS $ InvesTop (TM) Index and was owned and managed by Goldman Sachs.

COMPONENT SELECTION CRITERIA. Eligible bonds are chosen using an approach that attempts to match the proportional weighting of the maturity ranges and other characteristics of the iBoxx(Reg. TM) $ Liquid Investment Grade Index to those of the broader iBoxx $ Corporates Index. Eligible bonds also are assigned a liquidity score based on float, age and other factors. The 100 most liquid and representative bonds are chosen using algorithms designed to best match the maturity ranges and broad characteristics of the iBoxx(Reg. TM) $ Liquid Investment Grade Index to maturity ranges and characteristics of the iBoxx
$ Corporates Index. The iBoxx(Reg. TM) $ Liquid Investment Grade Index is equally weighted by par value. Although, it is not expected to vary, the number of bonds in the Underlying Index may change from time to time. To avoid concentration of single-issuer credit risk, only one bond issue per issuer per maturity range may be included in the iBoxx(Reg. TM) $ Liquid Investment Grade Index. The iBoxx(Reg. TM) $ Liquid Investment Grade Index is updated monthly on the last business day of each month.

Index Maintenance. The iBoxx(Reg. TM) $ Liquid Investment Grade Index is valued using the consolidated iBoxx bid prices, calculated from end-of-day bid and ask prices received from several investment banks. New bonds enter an index at the rebalancing at their iBoxx consolidated ask price. Cash flows occurring during the month earn money market interest until the next rebalancing date, when they are reinvested in securities in the iBoxx(Reg. TM) $ Liquid Investment Grade Index. The components of the total return of the iBoxx(Reg. TM) $ Liquid Investment Grade Index are price changes, accrued interest, coupon payments, repayment of principal, and reinvestment income on cash flows earned during the month.

The composition of the iBoxx(Reg. TM) $ Liquid Investment Grade Index is held constant for any given calendar month to ensure continuity during the month and to avoid jumps unrelated to the price movements of the bonds. The inclusion and exclusion criteria above are applied at month-end, after the close of business. Bonds that were in the Underlying Index, but that no longer satisfy all the criteria at month-end, will be removed from the Underlying Index. If a bond becomes eligible in the middle of the month, it will still need to pass the test at the end of the month, and can be included only upon rebalancing at month-end. When a bond is called, it remains in the Underlying Index at its call price until the end of the month, after which it is removed. Changes in issue size that take place during the month are taken into consideration only at the next rebalancing date.

The methodologies of the iBoxx(Reg. TM) indexes are owned by IIC and may be covered by one or more patents or pending patent applications.

Investment Limitations
Each Fund has adopted its investment objective as a non-fundamental investment policy. Therefore, each Fund may change its investment objective and its Underlying Index without shareholder approval. The Board has adopted as fundamental policies each Fund's investment restrictions numbered one through six below. The restrictions for each Fund cannot be changed without the approval of the holders of a majority of that Fund's outstanding voting securities. A vote of a majority of the outstanding voting securities is defined in the 1940 Act as the lesser of (a) 67% or more of the voting securities present at a fund meeting, if the holders of more than 50% of the outstanding voting securities are present or represented by proxy, or (b) more than 50% of outstanding voting securities.

THE ISHARES LEHMAN 1-3 YEAR TREASURY BOND FUND, ISHARES LEHMAN 7-10 YEAR TREASURY BOND FUND, ISHARES LEHMAN 20+ YEAR TREASURY BOND FUND, ISHARES LEHMAN TIPS BOND FUND, ISHARES LEHMAN AGGREGATE BOND FUND, AND ISHARES IBOXX
$ INVESTMENT GRADE CORPORATE BOND FUND WILL NOT:

1. Concentrate its investments (I.E., invest 25% or more of its total assets in the securities of a particular industry or group of industries), except that a Fund will concentrate to approximately the same extent that its Underlying Index concentrates in the securities of such particular industry or group of industries. For purposes of this limitation, securities of the U.S. government (including its agencies and instrumentalities), repurchase agreements collateralized by U.S. government securities, and securities of state or municipal governments and their political subdivisions are not considered to be issued by members of any industry.

2. Borrow money, except that (i) each Fund may borrow from banks for temporary or emergency (not leveraging) purposes, including the meeting of redemption requests which might otherwise require the untimely disposition of securities, and (ii) each Fund may, to the extent consistent with its investment policies, enter into repurchase agreements, reverse repurchase agreements, forward roll transactions and similar investment strategies and techniques. To the extent that it engages in transactions described in (i) and (ii), each Fund will be limited so that no more than 33 1/3% of the value of its total assets (including the amount borrowed) is derived from such transactions. Any borrowings which come to exceed this amount will be reduced in accordance with applicable law.

3. Issue any senior security, except as permitted under the 1940 Act, as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction, from time to time.

4. Make loans, except as permitted under the 1940 Act, as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction, from time to time.

5. Purchase or sell real estate, real estate mortgages, commodities or commodity contracts, but this restriction shall not prevent each Fund from trading in futures contracts and options on futures contracts (including options on currencies to the extent consistent with each Fund's investment objective and policies). (Notwithstanding the foregoing, the Lehman Aggregate Bond Fund may purchase or sell mortgage pass-through securities, commercial mortgage-backed securities and real estate mortgages.)

6. Engage in the business of underwriting securities issued by other persons, except to the extent that each Fund may technically be deemed to be an underwriter under the Securities Act, in disposing of portfolio securities.

THE ISHARES LEHMAN 1-3 YEAR CREDIT BOND FUND, ISHARES LEHMAN 3-7 YEAR TREASURY BOND FUND, ISHARES LEHMAN 10-20 YEAR TREASURY BOND FUND, ISHARES LEHMAN CREDIT BOND FUND, ISHARES LEHMAN GOVERNMENT/CREDIT BOND FUND, ISHARES LEHMAN INTERMEDIATE CREDIT BOND FUND, ISHARES LEHMAN MBS FIXED-RATE BOND FUND, ISHARES LEHMAN MBS FIXED-RATE BOND FUND, ISHARES LEHMAN SHORT TREASURY BOND FUND, AND ISHARES IBOXX $ HIGH YIELD CORPORATE BOND FUND WILL NOT:

1. Concentrate its investments (I.E., invest 25% or more of its total assets in the securities of a particular industry or group of industries), except that a Fund will concentrate to approximately the same extent that its Underlying Index concentrates in the securities of such particular industry or group of industries. For purposes of this limitation, securities of the U.S. government (including its agencies and instrumentalities), repurchase agreements collateralized by U.S. government securities, and securities of state or municipal governments and their political subdivisions are not considered to be issued by members of any industry.

2. Borrow money, except that (i) each Fund may borrow from banks for temporary or emergency (not leveraging) purposes, including the meeting of redemption requests which might otherwise require the untimely disposition of securities, and (ii) each Fund may, to the extent consistent with its investment policies, enter into repurchase agreements, reverse repurchase agreements, forward roll transactions and similar investment strategies and techniques. To the extent that it engages in transactions described in (i) and (ii), each Fund will be limited so that no more than 33 1/3% of the value of its total assets (including the amount borrowed) is derived from such transactions. Any borrowings which come to exceed this amount will be reduced in accordance with applicable law.

3. Issue any senior security, except as permitted under the 1940 Act, as amended, and as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction, from time to time.

4. Make loans, except as permitted under the 1940 Act, as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction, from time to time.

5. Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this restriction shall not prevent each Fund from investing in securities of companies engaged in the real estate business or securities or other instruments backed by real estate or mortgages), or commodities or commodity contracts (but this restriction shall not prevent each Fund from trading in futures contracts and options on futures contracts, including options on currencies to the extent consistent with each Fund's investment objective and policies).

6. Engage in the business of underwriting securities issued by other persons, except to the extent that each Fund may technically be deemed to be an underwriter under the Securities Act, in disposing of portfolio securities.

In addition to the investment restrictions adopted as fundamental policies, set forth above, each Fund, as non-fundamental policies, will not invest in the securities of a company for the purpose of exercising management or control or purchase or otherwise acquire any illiquid security, except as permitted under the 1940 Act, which currently permits up to 15% of each Fund's net assets to be invested in illiquid securities. Except with regard to investment limitation 3 above for all Funds, if any percentage restriction described above is complied with at the time of an investment, a later increase or decrease in percentage resulting from a change in values of assets will not constitute a violation of such restriction.

BGFA monitors the liquidity of restricted securities in each Fund's portfolio. In reaching liquidity decisions, BGFA considers the following factors:

     .    The frequency of trades and quotes for the security;

..    The number of dealers wishing to purchase or sell the security and the number of other potential purchasers;

..    Dealer undertakings to make a market in the security; and

..    The nature of the security and the nature of the marketplace in which it trades (E.G., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer).

Each Fund has adopted a non-fundamental investment policy in accordance with Rule 35d-1 under the 1940 Act to invest, under normal circumstances, at least 80% of the value of its net assets, plus the amount of any borrowings for investment purposes, in securities in the Fund's Underlying Index and in TBA transactions with respect to the percentage of the Index (if any) that consists of mortgage pass-through securities. Each Fund also has adopted a policy to provide its shareholders with at least 60 days' prior written notice of any change in such policy. If, subsequent to an investment, the 80% requirement is no longer met, a Fund's future investments will be made in a manner that will bring the Fund into compliance with this policy.

Continuous Offering
The method by which Creation Unit Aggregations of shares are created and traded may raise certain issues under applicable securities laws. Because new Creation Unit Aggregations of shares are issued and sold by the Funds on an ongoing basis, at any point a "distribution," as such term is used in the Securities Act, may occur. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner which could render them statutory underwriters and subject them to the prospectus delivery requirement and liability provisions of the Securities Act.

For example, a broker-dealer firm or its client may be deemed a statutory underwriter if it takes Creation Unit Aggregations after placing an order with the Distributor, breaks them down into constituent shares, and sells such shares directly to customers, or if it chooses to couple the creation of a supply of new shares with an active selling effort involving solicitation of secondary market demand for shares. A determination of whether one is an underwriter for purposes of the Securities Act must take into account all the facts and circumstances pertaining to the activities of the broker-dealer or its client in the particular case, and the examples mentioned above should not be considered a complete description of all the activities that could lead to a categorization as an underwriter.

Broker-dealer firms should also note that dealers who are not "underwriters" but are effecting transactions in shares, whether or not participating in the distribution of shares, generally are required to deliver a prospectus. This is because the prospectus delivery exemption in Section 4(3) of the Securities Act is not available in respect of such transactions as a result of Section 24(d) of the 1940 Act. Firms that incur a prospectus delivery obligation with respect to shares of the Funds are reminded that, pursuant to Rule 153 under the Securities Act, a prospectus delivery obligation under Section 5(b)(2) of the Securities Act owed to an exchange member in connection with a sale on the Listing Exchange is satisfied by the fact that the prospectus is available at the Listing Exchange upon request. The prospectus delivery mechanism provided in Rule 153 is only available with respect to transactions on an exchange.

Management
TRUSTEES AND OFFICERS. The Board has responsibility for the overall management and operations of the Funds, including general supervision of the duties performed by BGFA and other service providers. Each Trustee serves until his or her successor is duly elected or appointed and qualified.

iShares, Inc., iShares Trust, Master Investment Portfolio ("MIP"), Barclays Global Investors Funds ("BGIF") and Barclays Foundry Investment Trust ("BFIT"), each an open-end management investment company registered under the 1940 Act, are considered to be members of the same fund complex, as defined in Form N-1A under the 1940 Act. Each Trustee also serves as a Director for iShares, Inc. and, as a result, oversees a total of 134 Funds within the fund complex. In addition, Lee T. Kranefuss serves as a Trustee for BGIF, MIP and BFIT and, as a result, oversees an additional 24 portfolios within the fund complex. The address of each Trustee and Officer, is c/o Barclays Global Investors, N.A. 45 Fremont Street, San Francisco, CA 94105. The Board has designated George G.C. Parker as its Lead Independent Trustee.

                             TRUSTEES AND OFFICERS

                                                        PRINCIPAL OCCUPATION(S)                    OTHER DIRECTORSHIPS
 NAME (YEAR OF BIRTH)          POSITION                 DURING THE PAST 5 YEARS                      HELD BY TRUSTEE
---------------------- ----------------------- ---------------------------------------- ----------------------------------------
INTERESTED TRUSTEES
Lee T. Kranefuss/1/    Trustee and             Chief Executive Officer of the           Director (since 2003) of iShares, Inc.;
(1961)                 Chairman (since         Intermediary Investor and Exchange       Trustee (since 2001) of BGIF and
                       2003).                  Traded Products Business of BGI          MIP; Trustee (since 2007) of BFIT;
                                               (since 2003); Director of Barclays       Director (since 2003) of BGI Cayman
                                               Global Fund Advisors (since 2005);       Prime Money Market Fund, Ltd.
                                               Director, President and Chief
                                               Executive Officer of Barclays Global
                                               Investors International, Inc. (since
                                               2005); Director, Chairman and Chief
                                               Executive Officer of Barclays Global
                                               Investors Services (since 2005); Chief
                                               Executive Officer of the Individual
                                               Investor Business of BGI (1999-2003).
John E. Martinez/1/    Trustee (since 2003).   Co-Chief Executive Officer of Global     Director (since 2003) of iShares, Inc.;
(1962)                                         Index and Markets Group of BGI           Director (since 2005) of Real Estate
                                               (2001-2003); Chairman of Barclays        Equity Exchange.
                                               Global Investors Services (2000-2003).

-------
/1/ Lee T. Kranefuss and John E. Martinez are deemed to be "interested persons" (as defined in the 1940 Act) of the Trust due to their affiliations with BGFA, the Funds' investment adviser, BGI, the parent company of BGFA, and Barclays Global Investors Services, an affiliate of BGFA and BGI.

INDEPENDENT TRUSTEES

                                                        PRINCIPAL OCCUPATION(S)                    OTHER DIRECTORSHIPS
 NAME (YEAR OF BIRTH)          POSITION                 DURING THE PAST 5 YEARS                      HELD BY TRUSTEE
---------------------- ----------------------- ---------------------------------------- -----------------------------------------
George G.C. Parker     Trustee (since 2000);   Dean Witter Distinguished Professor of   Director (since 2002) of iShares, Inc.;
(1939)                 Lead Independent        Finance, Emeritus (since 1994);          Director (since 1996) of Continental
                       Trustee (since 2006)    Formerly Senior Associate Dean for       Airlines, Inc.; Director (since 1995) of
                                               Academic Affairs, Director of MBA        Community First Financial Group;
                                               Program, Stanford University:            Director (since 1999) of Tejon Ranch
                                               Graduate School of Business (1993-       Company; Director (since 2003) of
                                               2001).                                   First Republic Bank; Director (since
                                                                                        2004) of Threshold Pharmaceuticals;
                                                                                        Director (since 2007) of NETGEAR,
                                                                                        Inc.
Cecilia H. Herbert     Trustee (since 2005).   Member of Finance Council,               Director (since 2005) of iShares, Inc.
(1949)                                         Archdiocese of San Francisco (1999-
                                               2006); Chair of Investment Committee,
                                               Archdiocese of San Francisco (1994-
                                               2005); Director (since 1998) and
                                               President (since 2007) of the Board of
                                               Directors, Catholic Charities CYO;
                                               Trustee (2004-2005) of Pacific Select
                                               Funds; Trustee (1992-2003) of the
                                               Montgomery Funds; Trustee (since
                                               2002) and Chair of Finance and
                                               Investment Committee (since 2006) of
                                               the Thacher School.

                                                        PRINCIPAL OCCUPATION(S)                     OTHER DIRECTORSHIPS
 NAME (YEAR OF BIRTH)          POSITION                 DURING THE PAST 5 YEARS                       HELD BY TRUSTEE
---------------------- ----------------------- ----------------------------------------- ----------------------------------------
Charles A. Hurty       Trustee (since 2005).   Retired; Partner, KPMG, LLP (1968-        Director (since 2005) of iShares, Inc.;
(1943)                                         2001).                                    Director (since 2002) of GMAM
                                                                                         Absolute Return Strategy Fund (1
                                                                                         portfolio); Director (since 2002) of
                                                                                         Citigroup Alternative Investments
                                                                                         Multi-Adviser Hedge Fund Portfolios
                                                                                         LLC (1 portfolio); Director (since
                                                                                         2005) of CSFB Alternative
                                                                                         Investments Fund (6 portfolios).
John E. Kerrigan       Trustee (since 2005).   Chief Investment Officer, Santa Clara     Director (since 2005) of iShares, Inc.;
(1955)                                         University (since 2002); Managing         Member (since 2004) of Advisory
                                               Director, Merrill Lynch (1994-2002).      Council for Commonfund Distressed
                                                                                         Debt Partners II.
Robert H. Silver       Trustee (since March    President and Co-Founder of The           Director (since March 2007) of
(1955)                 2007).                  Bravitas Group, Inc. (since 2006);        iShares, Inc.; Director and Member
                                               Member, Non-Investor Advisory Board       (since 2006) of the Audit and
                                               of Russia Partners II, LP (since 2006);   Compensation Committee of EPAM
                                               President and Chief Operating Officer     Systems, Inc.
                                               (2003-2005) and Director (1999-2005)
                                               of UBS Financial Services, Inc.;
                                               President and Chief Executive Officer
                                               of UBS Services USA, LLC (1999-
                                               2005); Managing Director, UBS
                                               America, Inc. (2000-2005); Director
                                               and Vice Chairman of the YMCA of
                                               Greater NYC (since 2001); Broadway
                                               Producer (since 2006).

OFFICERS

                                                       PRINCIPAL OCCUPATION(S)
 NAME (YEAR OF BIRTH)         POSITION                 DURING THE PAST 5 YEARS
---------------------- ---------------------   --------------------------------------
Michael A. Latham      President (since        Head of Americas iShares (since
(1965)                    2007)                2007); Chief Operating Officer of the
                                               Intermediary Investor and Exchange
                                               Traded Products Business of BGI
                                               (2003-2007); Director and Chief
                                               Financial Officer of Barclays Global
                                               Investors International, Inc. (since
                                               2005); Director of Mutual Fund
                                               Delivery in the U.S. Individual
                                               Investor Business of BGI (2000-2003).
Geoffrey D. Flynn      Treasurer and Chief     Director, Mutual Fund Operations, BGI
(1956)                 Financial Officer       (since 2007); President, Van Kampen
                       (since 2007)            Investors Services (2003-2007);
                                               Managing Director, Morgan Stanley
                                               (2002-2007); President, Morgan
                                               Stanley Trust, FSB (2002-2007).

                                                        PRINCIPAL OCCUPATION(S)
  NAME (YEAR OF BIRTH)          POSITION                DURING THE PAST 5 YEARS
---------------------- ----------------------- ---------------------------------------
Eilleen M. Clavere     Secretary (since        Head of Legal Administration-IIB,
(1952)                    2007)                BGI (since 2006); Legal Counsel and
                                               Vice President of Atlas Funds, Atlas
                                               Advisers, Inc. and Atlas Securities,
                                               Inc. (2005-2006); Counsel, Kirkpatrick
                                               & Lockhart LLP (2001-2005).
Ira P. Shaprio (1963)  Vice President and      Associate General Counsel, BGI (since
                       Chief Legal Officer     2004); First Vice President, Merrill
                       (since 2007)            Lynch Investment Managers (1993-
                                               2004).
Amy Schioldager        Executive Vice          Head of U.S. Indexing, BGI (since
(1962)                 President (since        2006); Head of Domestic Equity
                          2007)                Portfolio Management, BGI (2001-
                                               2006).
H. Michael Williams    Executive Vice          Head, Global Index and Markets
(1960)                 President (since        Group, BGI (since January 2006);
                          2007)                Global Head of Securities Lending,
                                               BGI (2002-2006).
Patrick O'Connor       Vice President (since   Head of iShares Portfolio
(1967)                    2007)                Management, BGI (since 2006); Senior
                                               Portfolio Manager, BGI (since 1999).
Lee Sterne (1965)      Vice President (since   Senior Portfolio Manager, BGI (since
                          2007)                2004); Portfolio Manager, BGI (2001-
                                               2004).
Matt Tucker (1972)     Vice President (since   Head of U.S. Fixed Income Investment
                          2007)                Solutions, BGI (since 2005); Fixed
                                               Income Investment Strategist, BGI
                                               (2003-2005); Fixed Income Portfolio
                                               Manager, BGI (1997-2003).

The following table sets forth, as of December 31, 2006, the dollar range of equity securities beneficially owned by each Trustee in the Funds and in other registered investment companies overseen by the Trustee within the same family of investment companies as the Trust:

                                                                                                   AGGREGATE DOLLAR RANGE
                                                                                                 OF EQUITY SECURITIES IN ALL
                                                                                                   REGISTERED IINVESTMENT
                                                                                                    COMPANIES OVERSEEN BY
                                                                        DOLLAR RANGE OF EQUITY      TRUSTEE IN FAMILY OF
 NAME OF TRUSTEE/1/                         FUND                        SECURITIES IN THE FUND      INVESTMENT COMPANIES
-------------------- ------------------------------------------------- ------------------------ ----------------------------
Lee T. Kranefuss     iShares Lehman 1-3 Year Treasury Bond Fund        $50,001-$100,000         Over $100,000
                     iShares Russell 3000 Index Fund                   Over $100,000
                     iShares iBoxx $ Investment Grade Corporate Bond   $ 10,001-$50,000
                     Fund
                     iShares Dow Jones Select Dividend Index Fund      $ 10,000-$50,000
John E. Martinez     iShares MSCI EAFE Index Fund                      Over $100,000            Over $100,000
                     iShares Russell 1000 Index Fund                   Over $100,000
                     iShares Russell 1000 Value Index Fund             Over $100,000
                     iShares Russell 2000 Index Fund                   Over $100,000

                                                                                                   AGGREGATE DOLLAR RANGE
                                                                                                 OF EQUITY SECURITIES IN ALL
                                                                                                   REGISTERED IINVESTMENT
                                                                                                    COMPANIES OVERSEEN BY
                                                                        DOLLAR RANGE OF EQUITY      TRUSTEE IN FAMILY OF
 NAME OF TRUSTEE/1/                         FUND                        SECURITIES IN THE FUND      INVESTMENT COMPANIES
-------------------- ------------------------------------------------- ------------------------ ----------------------------
                     iShares S&P 500 Index Fund                        Over $100,000
George G.C. Parker   iShares Dow Jones Select Dividend Index Fund      Over $100,000            Over $100,000
                     iShares FTSE/Xinhua China 25 Index Fund           Over $100,000
                     iShares iBoxx $ Investment Grade                  Over $100,000
                     Corporate Bond Fund
                     iShares Lehman 1-3 Year Treasury Bond Fund        $      1-$10,000
                     iShares MSCI EAFE Index Fund                      Over $100,000
                     iShares MSCI Emerging Markets Index Fund          Over $100,000
                     iShares MSCI Mexico Index Fund                    Over $100,000
                     iShares Russell 1000 Value Index Fund             Over $100,000
                     iShares Russell 2000 Index Fund                   $50,000-$100,000
                     iShares Russell 2000 Value Index Fund             Over $100,000
                     iShares S&P 100 Index Fund                        Over $100,000
                     iShares S&P 500 Index Fund                        Over $100,000
                     iShares S&P 500 Growth Index Fund                 $ 10,001-$50,000
                     iShares S&P 500 Value Index Fund                  Over $100,000
                     iShares S&P Midcap 400 Value Index Fund           Over $100,000
                     iShares S&P Global 100 Index Fund                 $ 10,001-$50,000
Cecilia H. Herbert   iShares MSCI Hong Kong Index Fund                 $ 10,001-$50,000         Over $100,000
                     iShares MSCI Japan Index Fund                     $ 10,001-$50,000
                     iShares Dow Jones Consumer Goods Sector Index     $ 10,001-$50,000
                     Fund
                     iShares FTSE/Xinhua China 25 Index Fund           $  10,001-50,000
                     iShares S&P 500 Index Fund                        Over $100,000
Charles A. Hurty     iShares S&P 500 Index Fund                        $ 10,001-$50,000         Over $100,000
                     iShares FTSE/Xinhua China 25 Index Fund           $ 10,001-$50,000
                     iShares Dow Jones Financial Sector Index Fund     $ 10,001-$50,000
                     iShares Dow Jones U.S. Energy Sector Index Fund   $ 10,001-$50,000
                     iShares Dow Jones U.S. Technology Sector Index    $ 10,001-$50,000
                     Fund
                     iShares MSCI EAFE Index Fund                      $ 10,001-$50,000
                     iShares MSCI Japan Index Fund                     $ 10,001-$50,000
John E. Kerrigan     iShares Russell 1000 Index Fund                   Over $100,000            Over $100,000
                     iShares MSCI Japan Index Fund                     Over $100,000
                     iShares MSCI Pacific ex-Japan Index Fund          Over $100,000

-------
/1/ The dollar range of equity securities beneficially owned by Robert H. Silver is not reflected in the table because he was appointed to serve as Independent Trustee of the Trust effective March 9, 2007.

As of December 31, 2006, none of the Trustees who are not interested persons (as defined in the 1940 Act) of the Trust ("Independent Trustees") or their immediate family members owned beneficially or of record any securities of BGFA (the Funds' investment adviser), SEI (the Funds' distributor) or any person controlling, controlled by or under control with BGFA or SEI.

COMMITTEES OF THE BOARD OF TRUSTEES.

Each Independent Trustee serves on the Audit Committee and the Nominating and Governance Committee of the Board. The purposes of the Audit Committee are to assist the Board (i) in its oversight of the Trust's accounting and financial reporting principles and policies and related controls and procedures maintained by or on behalf of the Trust; (ii) in its oversight of the Trust's financial statements and the independent audit thereof; (iii) in selecting, evaluating and, where deemed appropriate, replacing the independent accountants (or nominating the independent accountants to be proposed for shareholder approval in any proxy statement); (iv) in evaluating the independence of the independent accountants; (v) in complying with legal and regulatory requirements that relate to the Trust's accounting and financial reporting, internal controls and independent audits; and (vi) to assume such other responsibilities as may be delegated by the Board. The Audit Committee met four times during the calendar year ended December 31, 2006.

The Nominating and Governance Committee nominates individuals for Independent Trustee membership on the Board. The Nominating and Governance Committee functions include, but are not limited to, the following: (i) reviewing the qualifications of any person properly identified or nominated to serve as an Independent Trustee; (ii) recommending to the Board and current Independent Trustees the nominee(s) for appointment as an Independent Trustee by the Board and current Independent Trustees and/or for election as Independent Trustees by shareholders to fill any vacancy for a position of Independent Trustee(s) on the Board; (iii) recommending to the Board and current Independent Trustees the size and composition of the Board and Board committees and whether they comply with applicable laws and regulations; (iv) recommending a current Independent Trustee to the Board and current Independent Trustees to serve as Lead Independent Trustee; (v) periodic review of the Board's retirement policy; and
(vi) recommending an appropriate level of compensation for the Independent Trustees for their services as Trustees and members or chairpersons of committees of the Board. The Nominating and Governance Committee is not required to consider nominees for the Board who are recommended by shareholders. However, individual shareholder nominees may be considered if the Nominating and Governance Committee deems it appropriate. Prior to September 13, 2006, the Nominating and Governance Committee was known as the Nominating Committee. The Nominating Committee met three times during the calendar year ended December 31, 2006.

REMUNERATION OF TRUSTEES. The Trust pays each Independent Trustee and John Martinez, an Interested Trustee, an annual fee of $75,000 for meetings of the Board attended by the Trustee; also the Trust pays Charles Hurty an annual fee of $20,000 for service as the chairperson of the Board's Audit Committee and George G. C. Parker an annual fee of $25,000 for service as the Board's Lead Independent Trustee. During the period January 1, 2006 through December 31, 2006, the Trust paid each Independent Trustee and John Martinez, an Interested Trustee, an annual fee of $60,000 for meetings of the Board attended by the Trustee; the Trust also paid Charles Hurty an annual fee of $12,500 for service as the chairperson of the Board's Audit Committee and George G. C. Parker an annual fee of $25,000 for service as the Board's Lead Independent Trustee. The Trust also reimburses each Trustee for travel and other out-of-pocket expenses incurred by him/her in connection with attending Board and Committee meetings.

The table below sets forth the total compensation paid to each Interested Trustee for the calendar year ended December 31, 2006:

                                                         PENSION OR
                                   AGGREGATE             RETIREMENT                                         TOTAL
                                 COMPENSATION       BENEFITS ACCRUED AS       ESTIMATED ANNUAL          COMPENSATION
                                   FROM THE            PART OF TRUST            BENEFITS UPON          FROM THE FUNDS
 NAME OF INTERESTED TRUSTEE          TRUST              EXPENSES/1/             RETIREMENT/1/        AND FUND COMPLEX/2/
---------------------------     --------------     ---------------------     ------------------     --------------------
Lee T. Kranefuss/3/                 $     0            Not Applicable          Not Applicable             $      0
John E. Martinez                    $60,000            Not Applicable          Not Applicable             $120,000

-------
/1/ No Trustee or Officer is entitled to any pension or retirement benefits from the Trust.
/2/ Includes compensation for service on the Board of Directors of iShares, Inc.
/3/ Lee Kranefuss was not compensated by the Funds due to his employment with BGI during the time period reflected in the table.

The table below sets forth the total compensation paid to each Independent Trustee for the calendar year ended December 31, 2006:

                                   AGGREGATE              PENSION OR                                       TOTAL
                                 COMPENSATION   RETIREMENT BENEFITS ACCRUED AS   ESTIMATED ANNUAL      COMPENSATION
                                   FROM THE              PART OF TRUST             BENEFITS UPON      FROM THE FUNDS
 NAME OF INDEPENDENT TRUSTEE/1/      TRUST                EXPENSES/2/              RETIREMENT/2/    AND FUND COMPLEX/3/
------------------------------- -------------- -------------------------------- ------------------ --------------------
Richard K. Lyons/4/                 $50,869             Not Applicable            Not Applicable        $154,413/5/
George G.C. Parker                  $85,000             Not Applicable            Not Applicable        $   170,000
W. Allen Reed/6/                    $36,250             Not Applicable            Not Applicable        $    72,500
Cecilia H. Herbert                  $60,000             Not Applicable            Not Applicable        $   120,000
Charles A. Hurty                    $66,250             Not Applicable            Not Applicable        $   132,500
John E. Kerrigan                    $60,000             Not Applicable            Not Applicable        $   120,000

-------
/1/ Compensation is not shown for Robert H. Silver because he was appointed to serve as Independent Trustee of the Trust effective March 9, 2007.
/2/ No Trustee or Officer is entitled to any pension or retirement benefits from the Trust.
/3/ Includes compensation for service on the Board of Directors of iShares, Inc.
/4/  Served as Trustee through November 6, 2006.
/5/ Includes compensation as Trustee for BGIF and MIP, investment companies with 24 funds also advised by BGFA and/or for which BGFA provides administration services.
/6/  Served as Trustee through June 30, 2006.

The Trustees and officers of the Trust collectively owned less than 1% of each of the Funds' outstanding shares as of May 31, 2007.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES.

Although the Trust does not have information concerning the beneficial ownership of shares held in the names of DTC participants, as of May 31, 2007, the name and percentage ownership of each DTC participant that owned of record 5% or more of the outstanding shares of a Fund were as follows:

                                                                                          PERCENTAGE OF
               FUND                                  NAME                                   OWNERSHIP
----------------------------------- ---------------------------------------------------- --------------
iShares Lehman 1-3 Year Credit      Morgan Stanley DW Inc.                                     5.01%
  Bond Fund
                                    National Financial Services LLC                            5.43%
                                    Merrill Lynch Safekeeping                                  6.29%
                                    UBS Financial Services LLC                                 7.81%
                                    Citigroup Global Markets Inc.                             17.96%
                                    Charles Schwab & Co., Inc.                                23.94%
iShares Lehman 1-3 Year Treasury    Citigroup Global Markets Inc.                              5.31%
  Bond Fund
                                    Charles Schwab & Co., Inc.                                 6.35%
                                    National Financial Services LLC                            6.92%
                                    Deutsche Bank Securities Inc./Cedear                      28.91%
iShares Lehman 3-7 Year Treasury    Charles Schwab & Co., Inc.                                 5.68%
  Bond Fund
                                    Citigroup Global Markets Inc.                              6.93%
                                    Pershing LLC                                               7.24%
                                    Fiserv Trust Company                                      11.64%
                                    The Northern Trust Company                                37.52%
iShares Lehman 7-10 Year Treasury   Pershing LLC                                               5.97%
  Bond Fund
                                    Ameritrade, Inc.                                           6.86%
                                    Morgan Stanley DW Inc.                                     7.04%
                                    Citigroup Global Markets Inc.                              7.37%
                                    Charles Schwab & Co., Inc.                                 8.06%

                                                                                          PERCENTAGE OF
                FUND                                        NAME                            OWNERSHIP
----------------------------------- ---------------------------------------------------- --------------
                                    National Financial Services LLC                            8.29%
                                    Merrill Lynch Safekeeping                                 10.11%
iShares Lehman 10-20 Year Treasury  National Financial Services LLC                            7.68%
  Bond Fund
                                    Citigroup Global Markets Inc.                              8.00%
                                    Raymond, James & Associates, Inc.                          8.31%
                                    Merrill Lynch, Pierce, Fenner & Smith Incorporated         8.71%
                                    First Clearing, LLC                                       11.21%
                                    Goldman Sachs Execution & Clearing, L.P.                  30.08%
iShares Lehman 20+ Year Treasury    Citigroup Global Markets Inc.                              5.05%
  Bond Fund
                                    Merrill Lynch Safekeeping                                  5.76%
                                    Charles Schwab & Co., Inc.                                 8.48%
                                    Bear, Stearns Securities Corp.                            11.04%
                                    National Financial Services LLC                           12.07%
iShares Lehman Aggregate Bond Fund  Pershing LLC                                               7.08%
                                    Merrill Lynch Safekeeping                                  8.38%
                                    National Financial Services LLC                            8.74%
                                    Morgan Stanley DW Inc.                                    11.11%
                                    Charles Schwab & Co., Inc.                                11.21%
iShares Lehman Credit Bond Fund     Charles Schwab & Co., Inc.                                 7.09%
                                    First Clearing, LLC                                       17.58%
                                    Merrill Lynch Safekeeping                                 50.85%
iShares Lehman Government/Credit    Merrill Lynch, Pierce, Fenner & Smith Incorporated         7.22%
  Bond Fund
                                    Bear, Stearns Securities Corp.                            12.29%
                                    Citigroup Global Markets Inc.                             65.77%
iShares Lehman Intermediate Credit  NBC Securities, Inc.                                       8.41%
  Bond Fund
                                    Merrill Lynch Safekeeping                                  8.45%
                                    Charles Schwab & Co., Inc.                                14.96%
                                    Citigroup Global Markets Inc.                             32.31%
iShares Lehman Intermediate         UBS Financial Services LLC                                 5.65%
  Government/Credit Bond Fund
                                    RBC Dain Rauscher Inc.                                     8.31%
                                    Mellon Trust of New England, National Association          8.38%
                                    Charles Schwab & Co., Inc.                                 8.63%
                                    National Financial Services LLC                            9.03%
                                    Citigroup Global Markets Inc.                             12.37%
                                    The Bank of New York                                      17.79%
iShares Lehman MBS Fixed-Rate Bond  Wells Fargo Bank, National Association                     5.61%
  Fund
                                    First Clearing, LLC                                        9.43%
                                    Merrill Lynch Safekeeping                                 12.41%
                                    First National Bank of Omaha                              15.00%
                                    Citigroup Global Markets Inc.                             16.81%
                                    Merrill Lynch, Pierce, Fenner & Smith Incorporated        23.06%
iShares Lehman Short Treasury Bond  Ameritrade, Inc.                                           5.18%
  Fund
                                    Merrill Lynch Safekeeping                                  6.30%
                                    Charles Schwab & Co., Inc.                                20.67%
                                    Citigroup Global Markets Inc.                             32.44%
iShares Lehman TIPS Bond Fund       Merrill Lynch Safekeeping                                  5.50%
                                    Pershing LLC                                               5.60%
                                    Citigroup Global Markets Inc.                              5.79%

                                                                                          PERCENTAGE OF
               FUND                                NAME                                     OWNERSHIP
----------------------------------- ---------------------------------------------------- --------------
                                    National Financial Services LLC                           10.03%
                                    Charles Schwab & Co., Inc.                                13.76%
iShares iBoxx $ High Yield          Fiserv Trust Company                                       6.08%
  Corporate Bond Fund
                                    Charles Schwab & Co., Inc.                                 6.64%
                                    Bear, Stearns Securities Corp.                            15.15%
                                    First Clearing, LLC                                       39.22%
iShares iBoxx $ Investment Grade    Pershing LLC                                               5.49%
  Corporate Bond Fund
                                    Ameritrade, Inc.                                           5.52%
                                    National Financial Services LLC                            5.54%
                                    Charles Schwab & Co., Inc.                                 7.20%
                                    Merrill Lynch Safekeeping                                  8.42%
                                    A.G. Edwards & Sons, Inc.                                  9.62%
                                    Morgan Stanley DW Inc.                                    11.15%

Investment Advisory, Administrative and Distribution Services
INVESTMENT ADVISER. BGFA serves as investment adviser to each Fund pursuant to an Investment Advisory Agreement between the Trust and BGFA. BGFA is a California corporation indirectly owned by Barclays Bank PLC and is registered as an investment adviser under the Investment Advisers Act of 1940, as amended. Under the Investment Advisory Agreement, BGFA, subject to the supervision of the Board and in conformity with the stated investment policies of each Fund, manages and administers the Trust and the investment of each Fund's assets. BGFA is responsible for placing purchase and sale orders and providing continuous supervision of the investment portfolio of each Fund.

Under the Investment Advisory Agreement, BGFA is responsible for all expenses of the Funds, including the cost of transfer agency, custody, fund administration, legal, audit and other services, except expense interest and taxes, brokerage expenses and other expenses connected with the execution of portfolio transactions, distribution fees and extraordinary expenses. For its investment management services to each Fund, BGFA is paid a management fee at the annual rates (as a percentage of such Fund's average net assets) listed below. The following table sets forth the management fees paid by each Fund for the periods noted below:

                                                             MANAGEMENT             MANAGEMENT             MANAGEMENT
                                         MANAGEMENT       FEES PAID FISCAL       FEES PAID FISCAL       FEES PAID FISCAL
FUND                                         FEE           YEAR ENDED 2007        YEAR ENDED 2006       YEAR ENDED 2005
-----------------------------------     ------------     ------------------     ------------------     -----------------
iShares Lehman 1-3 Year Credit               0.20%           $    7,021             $      N/A             $      N/A
  Bond Fund
iShares Lehman 1-3 Year Treasury             0.15%            7,456,533              6,037,175              2,974,330
  Bond Fund
iShares Lehman 3-7 Year Treasury             0.15%                6,280                    N/A                    N/A
  Bond Fund
iShares Lehman 7-10 Year Treasury            0.15%            2,351,424              1,551,259                887,620
  Bond Fund
iShares Lehman 10-20 Year Treasury           0.15%                8,295                    N/A                    N/A
  Bond Fund
iShares Lehman 20+ Year Treasury             0.15%            1,934,743              1,148,825                615,525
  Bond Fund
iShares Lehman Aggregate Bond Fund           0.20%            8,075,422              4,530,914              1,417,514
iShares Lehman Credit Bond Fund              0.20%                6,598                    N/A                    N/A
iShares Lehman Government/Credit             0.20%                8,490                    N/A                    N/A
  Bond Fund
iShares Lehman Intermediate Credit           0.20%                6,961                    N/A                    N/A
  Bond Fund
iShares Lehman Intermediate
Government/Credit
 Bond Fund                                   0.20%                7,000                    N/A                    N/A
iShares Lehman MBS Fixed-Rate Bond           0.25%                  N/A                    N/A                    N/A
  Fund*
iShares Lehman Short Treasury Bond           0.15%                7,063                    N/A                    N/A
  Fund

                                                           MANAGEMENT             MANAGEMENT             MANAGEMENT
                                       MANAGEMENT       FEES PAID FISCAL       FEES PAID FISCAL       FEES PAID FISCAL
FUND                                       FEE           YEAR ENDED 2007        YEAR ENDED 2006       YEAR ENDED 2005
---------------------------------     ------------     ------------------     ------------------     -----------------
iShares Lehman TIPS Bond Fund                0.20%            7,822,759              5,549,043              2,409,057
iShares iBoxx $ High Yield                   0.50%                  N/A                    N/A                    N/A
  Corporate Bond Fund*
iShares iBoxx $ Investment Grade
Corporate Bond
 Fund                                        0.15%            3,809,910              3,696,766              3,725,045

-------
*    Fund had not commenced operations as of the periods covered by this table.

The Investment Advisory Agreement with respect to each Fund continues in effect for two years from its effective date, and thereafter is subject to annual approval by (i) the Board or (ii) the vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the applicable Fund, provided that in either event such continuance also is approved by a majority of the Board who are not interested persons (as defined in the 1940 Act) of the applicable Fund, by a vote cast in person at a meeting called for the purpose of voting on such approval.

The Investment Advisory Agreement with respect to each Fund is terminable without penalty, on 60-days notice, by the Board or by a vote of the holders of a majority of the applicable Fund's outstanding voting securities (as defined in the 1940 Act). The Investment Advisory Agreement is also terminable upon 60 days notice by BGFA and will terminate automatically in the event of its assignment (as defined in the 1940 Act).

Current interpretations of federal banking laws and regulations may (i) prohibit Barclays Bank PLC, BGI and BGFA from controlling or underwriting the shares of the Funds, but (ii) would not prohibit Barclays Bank PLC or BGFA generally from acting as an investment adviser, administrator, transfer agent or custodian to the Funds or from purchasing shares as agent for and upon the order of a customer.

BGFA believes that it may perform advisory and related services for the Trust without violating applicable banking laws or regulations. However, the legal requirements and interpretations about the permissible activities of banks and their affiliates may change in the future. These changes could prevent BGFA from continuing to perform services for the Trust. If this happens, the Board would consider selecting other qualified firms. Any new investment advisory agreement would be subject to shareholder approval.

If current restrictions on bank activities with mutual funds were relaxed, BGFA, or its affiliates, would consider performing additional services for the Trust. BGFA cannot predict whether these changes will be enacted, or the terms under which BGFA, or its affiliates, might offer to provide additional services.

PORTFOLIO MANAGERS.

John Sulski and Lee Sterne are primarily responsible for the day-to-day management of the iShares iBoxx $ High Yield Corporate Bond Fund, iShares iBoxx $ Investment Grade Corporate Bond Fund, iShares Lehman Aggregate Bond Fund and the Credit Bond Funds. Joseph Kippels and Lee Sterne are primarily responsible for the day-to-day management of the Treasury Bond Funds, iShares Lehman MBS Fixed-Rate Bond Fund and iShares Lehman TIPS Bond Fund. John Sulski, Joseph Kippels and Lee Sterne (collectively, the "Portfolio Managers") are primarily responsible for the day-to-day management of the Government/Credit Bond Funds. As of February 28, 2007, the Portfolio Managers were also primarily responsible for the day-to-day management of other iShares Funds and certain other types of portfolios and/or accounts as indicated in the tables below:

JOHN SULSKI*
TYPES OF ACCOUNTS                            NUMBER             TOTAL ASSETS
----------------------------------     -----------------     -----------------
Registered Investment Companies                 9             $ 9,964,700,000
Other Pooled Investment Vehicles                6             $15,375,100,000
Other Accounts                                 14             $ 6,388,900,000
Accounts with Incentive-Based Fee             N/A                   N/A
  Arrangements

-------
*  Information is as of July 31, 2007.

LEE STERNE
TYPES OF ACCOUNTS                       NUMBER       TOTAL ASSETS
----------------------------------     --------     ---------------
Registered Investment Companies           15        $21,561,500,000
Other Pooled Investment Vehicles           2        $ 3,301,200,000
Other Accounts                             5        $     1,000,000
Accounts with Incentive-Based Fee          9        $13,873,800,000
  Arrangements

JOSEPH KIPPELS
TYPES OF ACCOUNTS                       NUMBER       TOTAL ASSETS
----------------------------------     --------     ---------------
Registered Investment Companies            8        $18,469,500,000
Other Pooled Investment Vehicles           7        $15,596,700,000
Other Accounts                             6        $       100,000
Accounts with Incentive-Based Fee        N/A                    N/A
  Arrangements

Each of the portfolios or accounts for which the Portfolio Managers are primarily responsible for the day-to-day management seeks to track the rate of return, risk profile and other characteristics of independent third-party indexes by either replicating the same combination of securities that compose those indexes or through a representative sampling of the securities that compose those indexes based on objective criteria and data. The Portfolio Managers are required to manage each portfolio or account to meet those objectives. Pursuant to BGI and BGFA policy, investment opportunities are allocated equitably among the Funds and other portfolios and accounts. For example, under certain circumstances, an investment opportunity may be restricted due to limited supply on the market, legal constraints or other factors, in which event the investment opportunity will be allocated equitably among those portfolios and accounts, including the Funds, seeking such investment opportunity. As a consequence, from time to time the Funds may receive a smaller allocation of an investment opportunity than they would have if the Portfolio Managers and BGFA and its affiliates did not manage other portfolios or accounts.

Like the Funds, the other portfolios or accounts for which the Portfolio Managers are primarily responsible for the day-to-day portfolio management generally pay an asset-based fee to BGFA or BGI, as applicable, for its advisory services. One or more of those other portfolios or accounts, however, may pay BGI an incentive-based fee in lieu of, or in addition to, an asset-based fee for its advisory services. A portfolio or account with an incentive-based fee would pay BGI a portion of that portfolio's or account's gains, or would pay BGI more for its services than would otherwise be the case if BGI meets or exceeds specified performance targets. By their very nature, incentive-based fee arrangements could present an incentive for BGI to devote greater resources, and allocate more investment opportunities, to the portfolios or accounts that have those fee arrangements, relative to other portfolios or accounts, in order to earn larger fees. Although BGI has an obligation to allocate resources and opportunities equitably among portfolios and accounts and intends to do so, shareholders of the Funds should be aware that, as with any group of portfolios and accounts managed by an investment adviser and/or its affiliates pursuant to varying fee arrangements, including incentive-based fee arrangements, there is the potential for a conflict-of-interest, that may result in the Portfolio Managers' favoring those portfolios or accounts with incentive-based fee arrangements.

The below table reflects, for each Portfolio Manager, the number of portfolios or accounts of the types enumerated in the above table and the aggregate of total assets in those portfolios or accounts with respect to which the investment management fees for those portfolios or accounts are based on the performance of those portfolios or accounts, as of February 28, 2007:

JOHN SULSKI*
                                            NUMBER OF OTHER
                                             ACCOUNTS WITH               AGGREGATE
                                       PERFORMANCE FEES MANAGED       OF TOTAL ASSETS
                                      --------------------------     ----------------
Registered Investment Companies                  N/A                       N/A
Other Pooled Investment Vehicles                 N/A                       N/A
Other Accounts                                   N/A                       N/A

-------
*  Information is as of July 31, 2007.

LEE STERNE
                                            NUMBER OF OTHER
                                             ACCOUNTS WITH                AGGREGATE
                                       PERFORMANCE FEES MANAGED        OF TOTAL ASSETS
                                      --------------------------     ------------------
Registered Investment Companies                   N/A                        N/A
Other Pooled Investment Vehicles                   7                  $12,534,600,000
Other Accounts                                     2                  $ 1,339,100,000

JOSEPH KIPPELS
                                            NUMBER OF OTHER
                                             ACCOUNTS WITH               AGGREGATE
                                       PERFORMANCE FEES MANAGED       OF TOTAL ASSETS
                                      --------------------------     ----------------
Registered Investment Companies                  N/A                       N/A
Other Pooled Investment Vehicles                 N/A                       N/A
Other Accounts                                   N/A                       N/A

As of February 28, 2007, with respect to all iShares Funds and other portfolios and/or accounts managed by the Portfolio Managers, on behalf of BGFA, the Portfolio Managers receive a salary and are eligible to receive an annual bonus. Each Portfolio Manager's salary is a fixed amount generally determined annually based on a number of factors, including, but not limited to, the Portfolio Manager's title, scope of responsibilities, experience and knowledge. The Portfolio Manager's bonus is a discretionary amount determined annually based on the overall profitability of the various BGI companies worldwide, the performance of the Portfolio Manager's business unit, and an assessment of the Portfolio Manager's individual performance. The Portfolio Manager's salary and annual bonus are paid in cash. In addition, a Portfolio Manager may be paid a signing bonus or other amounts in connection with initiation of employment with BGFA. If a Portfolio Manager satisfied the requirements for being part of a "select group of management or highly compensated employees (within the meaning of ERISA Section 401(a))" as so specified under the terms of BGI's Compensation Deferral Plan, the Portfolio Manager may elect to defer a portion of his or her bonus under that Plan.

Portfolio Managers may be selected, on a fully discretionary basis, for awards under BGI's Compensation Enhancement Plan ("CEP"). Under the CEP, these awards are determined annually, and vest after two years. At the option of the CEP administrators, the award may be "notionally invested" in funds managed by BGI, which means that the final award amount may be increased or decreased according to the performance of the BGI-managed funds over the two-year period. If the award is not notionally invested, the original award amount is paid once vested.

A Portfolio Manager may be granted options to purchase shares in Barclays Global Investors UK Holdings Limited ("BGI UK Holdings"), a company organized under the laws of England and Wales that directly or indirectly owns all of the Barclays Global Investors companies worldwide, which options vest in three equal installments over three years and are generally exercisable during prescribed exercise windows. Shares purchased must generally be held 355 days prior to sale. For such purposes, the value of BGI UK Holdings is based on its fair value as determined by an independent public accounting firm.

As of February 28, 2007, the Portfolio Managers beneficially owned shares of the Funds, for which they were/are primarily responsible for the day-to-day management in the amounts reflected in the following tables:

JOHN SULSKI*
                                                                            DOLLAR RANGE
                                       --------------------------------------------------------------------------------------
                                                                  $10,001       $50,001      $100,001      $500,001      OVER
                                        NONE      $1 TO $10K      TO $50K      TO $100K      TO $500K       TO $1M       $1M
FUND                                   ------    ------------    ---------    ----------    ----------    ----------    -----
iShares Lehman 1-3 Year Credit            X
  Bond Fund
iShares Lehman 1-3 Year Treasury          X
  Bond Fund
iShares Lehman 3-7 Year Treasury          X
  Bond Fund
iShares Lehman 7-10 Year Treasury         X
  Bond Fund
iShares Lehman 10-20 Year Treasury        X
  Bond Fund
iShares Lehman 20+ Year Treasury          X
  Bond Fund
iShares Lehman Aggregate Bond Fund        X
iShares Lehman Credit Bond Fund           X
iShares Lehman Government/Credit          X
  Bond Fund
iShares Lehman Intermediate Credit        X
  Bond Fund
iShares Lehman Intermediate               X
  Government/Credit
 Bond Fund
iShares Lehman MBS Fixed-Rate Bond        X
  Fund
iShares Lehman Short Treasury Bond        X
  Fund
iShares Lehman TIPS Bond Fund             X
iShares iBoxx $ High Yield                X
  Corporate Bond Fund
iShares iBoxx $ Investment Grade          X
  Corporate Bond
 Fund



-------
*   Information is as of July 31, 2007.

LEE STERNE
                                                                            DOLLAR RANGE
                                       --------------------------------------------------------------------------------------
                                                                  $10,001       $50,001      $100,001      $500,001      OVER
                                        NONE      $1 TO $10K      TO $50K      TO $100K      TO $500K       TO $1M       $1M
FUND                                   ------    ------------    ---------    ----------    ----------    ----------    -----
iShares Lehman 1-3 Year Credit            X
  Bond Fund
iShares Lehman 1-3 Year Treasury                                     X
  Bond Fund
iShares Lehman 3-7 Year Treasury          X
  Bond Fund
iShares Lehman 7-10 Year Treasury         X
  Bond Fund
iShares Lehman 10-20 Year Treasury        X
  Bond Fund
iShares Lehman 20+ Year Treasury          X
  Bond Fund
iShares Lehman Aggregate Bond Fund        X
iShares Lehman Credit Bond Fund           X
iShares Lehman Government/Credit          X
  Bond Fund
iShares Lehman Intermediate Credit        X
  Bond Fund
iShares Lehman Intermediate               X
  Government/Credit
 Bond Fund
iShares Lehman MBS Fixed-Rate Bond        X
  Fund
iShares Lehman Short Treasury Bond        X
  Fund
iShares Lehman TIPS Bond Fund                          X
iShares iBoxx $ High Yield
  Corporate Bond Fund
iShares iBoxx $ Investment Grade          X
  Corporate Bond
 Fund

JOSEPH KIPPELS
                                                                            DOLLAR RANGE
                                       --------------------------------------------------------------------------------------
                                                                  $10,001       $50,001      $100,001      $500,001      OVER
                                        NONE      $1 TO $10K      TO $50K      TO $100K      TO $500K       TO $1M       $1M
FUND                                   ------    ------------    ---------    ----------    ----------    ----------    -----
iShares Lehman 1-3 Year Credit            X
  Bond Fund
iShares Lehman 1-3 Year Treasury          X
  Bond Fund
iShares Lehman 3-7 Year Treasury          X
  Bond Fund
iShares Lehman 7-10 Year Treasury         X
  Bond Fund
iShares Lehman 10-20 Year Treasury        X
  Bond Fund
iShares Lehman 20+ Year Treasury          X
  Bond Fund
iShares Lehman Aggregate Bond Fund        X
iShares Lehman Credit Bond Fund           X
iShares Lehman Government/Credit          X
  Bond Fund
iShares Lehman Intermediate Credit        X
  Bond Fund
iShares Lehman Intermediate               X
  Government/Credit
 Bond Fund
iShares Lehman MBS Fixed-Rate Bond        X
  Fund
iShares Lehman Short Treasury Bond        X
  Fund
iShares Lehman TIPS Bond Fund             X
iShares iBoxx $ High Yield                X
  Corporate Bond Fund
iShares iBoxx $ Investment Grade          X
  Corporate Bond
 Fund

CODES OF ETHICS. The Trust, BGFA and SEI have adopted Codes of Ethics pursuant to Rule 17j-1 under the 1940 Act. The Codes of Ethics permit personnel subject to the Codes of Ethics to invest in securities, subject to certain limitations, including securities that may be purchased or held by the Funds. The Codes of Ethics are on public file with, and are available from, the SEC.

ADMINISTRATOR, CUSTODIAN AND TRANSFER AGENT. State Street Bank and Trust Company ("State Street") serves as administrator, custodian and transfer agent for the Funds. State Street's principal address is 200 Clarendon Street, Boston, MA 02116. Under the Administration Agreement with the Trust, State Street provides necessary administrative, legal, tax, accounting services, and financial reporting for the maintenance and operations of the Trust and each Fund. In addition, State Street makes available the office space, equipment, personnel and facilities required to provide such services. Under the Custodian Agreement with the Trust, State Street maintains in separate accounts cash, securities and other assets of the Trust and each Fund, keeps all necessary accounts and records, and provides other services. State Street is required, upon the order of the Trust, to deliver securities held by State Street and to make payments for securities purchased by the Trust for each Fund. Also, under a Delegation Agreement, State Street is authorized to appoint certain foreign custodians or foreign custody managers for Fund investments outside the United States. Pursuant to a Transfer Agency and Service Agreement with the Trust, State Street acts as a transfer agent for each Fund's authorized and issued shares of beneficial interest, and as dividend disbursing agent of the Trust. As compensation for the foregoing services, State Street receives certain out-of-pocket costs, transaction fees and asset-based fees which are accrued daily and paid monthly by BGFA from its management fee.

The following table sets forth the administration, transfer agency and custodian expenses of each Fund for the periods noted below:

                                           CUSTODY,               CUSTODY,               CUSTODY,
                                       ADMINISTRATION &       ADMINISTRATION &       ADMINISTRATION &
                                           TRANSFER               TRANSFER               TRANSFER
                                        AGENCY EXPENSES        AGENCY EXPENSES       AGENCY EXPENSES
                                          FISCAL YEAR            FISCAL YEAR           FISCAL YEAR
FUND                                      ENDED 2007             ENDED 2006             ENDED 2005
---------------------------------     ------------------     ------------------     -----------------
iShares Lehman 1-3 Year Credit             $    312               $    N/A               $    N/A
  Bond Fund
iShares Lehman 1-3 Year Treasury            334,617                336,168                262,092
  Bond Fund

                                             CUSTODY,               CUSTODY,               CUSTODY,
                                         ADMINISTRATION &       ADMINISTRATION &       ADMINISTRATION &
                                             TRANSFER               TRANSFER               TRANSFER
                                          AGENCY EXPENSES        AGENCY EXPENSES       AGENCY EXPENSES
                                            FISCAL YEAR            FISCAL YEAR           FISCAL YEAR
FUND                                        ENDED 2007             ENDED 2006             ENDED 2005
-----------------------------------     ------------------     ------------------     -----------------
iShares Lehman 3-7 Year Treasury                  346                  N/A                   N/A
  Bond Fund
iShares Lehman 7-10 Year Treasury             106,990                 94,212                83,370
  Bond Fund
iShares Lehman 10-20 Year Treasury                437                  N/A                   N/A
  Bond Fund
iShares Lehman 20+ Year Treasury               93,765                 80,617                70,110
  Bond Fund
iShares Lehman Aggregate Bond Fund            325,006                244,118               117,501
iShares Lehman Credit Bond Fund                   141                  N/A                   N/A
iShares Lehman Government/Credit                  418                  N/A                   N/A
  Bond Fund
iShares Lehman Intermediate Credit                200                  N/A                   N/A
  Bond Fund
iShares Lehman Intermediate
Government/Credit
 Bond Fund                                        364                  N/A                   N/A
iShares Lehman MBS Fixed-Rate Bond              N/A                    N/A                   N/A
  Fund*
iShares Lehman Short Treasury Bond                447                  N/A                   N/A
  Fund
iShares Lehman TIPS Bond Fund                 259,411                234,725               158,272
iShares iBoxx $ High Yield                      N/A                    N/A                   N/A
  Corporate Bond Fund*
iShares iBoxx $ Investment Grade
Corporate Bond
 Fund                                         171,031                210,397               338,640

-------
*    Fund had not commenced operations as of the periods covered by this table.

DISTRIBUTOR. The Distributor's principal address is One Freedom Valley Drive, Oaks, PA 19456. The Distributor has entered into a Distribution Agreement with the Trust pursuant to which it distributes shares of each Fund. The Distribution Agreement will continue for two years from its effective date and is renewable annually. Shares are continuously offered for sale by the Funds through the Distributor only in Creation Unit Aggregations, as described in the Prospectus and below in the Creation and Redemption of Creation Units Aggregations section. Shares in less than Creation Unit Aggregations are not distributed by the Distributor. The Distributor will deliver the Prospectus and, upon request, the SAI to persons purchasing Creation Unit Aggregations and will maintain records of both orders placed with it and confirmations of acceptance furnished by it. The Distributor is a broker-dealer registered under the Securities Exchange Act of 1934, as amended (the "1934 Act") and a member of the National Association of Securities Dealers, Inc. ("NASD").

The Distribution Agreement for each Fund provides that it may be terminated at any time, without the payment of any penalty, on at least 60-days prior written notice to the other party (i) by vote of a majority of the Independent Trustees, or (ii) by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the relevant Fund. The Distribution Agreement will terminate automatically in the event of its assignment (as defined in the 1940 Act).

The Distributor may also enter into agreements with securities dealers ("Soliciting Dealers") who will solicit purchases of Creation Unit Aggregations of Fund shares. Such Soliciting Dealers may also be Authorized Participants (as defined below), Depository Trust Company ("DTC") participants (as defined below) and/or Investor Services Organizations.

BGFA or BGI may, from time to time and from its own resources, pay, defray or absorb costs relating to distribution, including payments out of its own resources to the Distributor, or to otherwise promote the sale of shares.

The following table sets forth the compensation paid by BGFA to the Distributor for certain services, not primarily intended to result in the sale of Fund shares, provided to each Fund during the periods noted below:

                                            COMPENSATION PAID            COMPENSATION PAID           COMPENSATION PAID
                FUND                     FISCAL YEAR ENDED 2007       FISCAL YEAR ENDED 2006       FISCAL YEAR ENDED 2005
-----------------------------------     ------------------------     ------------------------     -----------------------
iShares Lehman 1-3 Year Credit Bond             $  9,384.14                  $      N/A                     $    N/A
 Fund
iShares Lehman 1-3 Year Treasury                  45,561.85                   38,817.31                    33,157.12
  Bond
 Fund
iShares Lehman 3-7 Year Treasury                   9,384.14                         N/A                          N/A
  Bond
 Fund
iShares Lehman 7-10 Year Treasury                 45,561.85                   38,817.31                    33,157.12
 Bond Fund
iShares Lehman 10-20 Year Treasury                 9,384.14                         N/A                          N/A
 Bond Fund
iShares Lehman 20+ Year Treasury                  45,561.85                   38,817.31                    33,157.12
 Bond Fund
iShares Lehman Aggregate Bond Fund                45,561.85                   38,817.31                    33,157.12
iShares Lehman Credit Bond Fund                    9,384.14                         N/A                          N/A
iShares Lehman Government/Credit                   9,384.14                         N/A                          N/A
 Bond Fund
iShares Lehman Intermediate Credit                 9,384.14                         N/A                          N/A
 Bond Fund
iShares Lehman Intermediate                        9,384.14                         N/A                          N/A
 Government/Credit Bond Fund
iShares Lehman MBS Fixed-Rate Bond                      N/A                         N/A                          N/A
 Fund*
iShares Lehman Short Treasury Bond                 9,384.14                         N/A                          N/A
 Fund
iShares Lehman TIPS Bond Fund                     45,561.85                   38,817.31                    33,157.12
iShares iBoxx $ High Yield                              N/A                         N/A                          N/A
  Corporate
 Bond Fund*
iShares iBoxx $ Investment Grade                  45,561.85                   38,817.31                    33,157.12
 Corporate Bond Fund

-------
*    Fund had not commenced operations as of the periods covered by this table.

INDEX PROVIDERS. Each Fund is based upon a particular bond market index compiled by Lehman Brothers or IIC, neither of which is affiliated with the Trust, BGFA, or its affiliates, or SEI. Each Fund is entitled to use its Underlying Index pursuant to a sub-licensing agreement with BGI, which in turn has a licensing agreement with the relevant Index Provider. BGI has provided the applicable sub-licenses without charge to the Funds.

Brokerage Transactions
BGFA assumes general supervision over placing orders on behalf of each Fund for the purchase and sale of portfolio securities. In selecting brokers or dealers for any transaction in portfolio securities, BGFA's policy is to make such selection based on factors deemed relevant, including but not limited to, the breadth of the market in the security, the price of the security, the reasonableness of the commission or mark-up or mark-down, if any, execution capability, settlement capability, back office efficiency and the financial condition of the broker or dealer, both for the specific transaction and on a continuing basis. The overall reasonableness of brokerage commissions paid is evaluated by BGFA based upon its knowledge of available information as to the general level of commissions paid by other institutional investors for comparable services. Brokers may also be selected because of their ability to handle special or difficult executions, such as may be involved in large block trades, less liquid securities, broad distributions, or other circumstances. BGFA does not consider the provision or value of research, products or services a broker or dealer may provide, if any, as a factor in the selection of a broker or dealer or the determination of the reasonableness of commissions paid in connection with portfolio transactions. The Trust has adopted policies and procedures that prohibit the consideration of sales of a Fund's shares as a factor in the selection of a broker or a dealer to execute its portfolio transactions.

Purchases and sales of fixed income securities for a Fund usually are principal transactions and ordinarily are purchased directly from the issuer or from an underwriter or broker-dealer. The Fund does not usually pay brokerage commissions in connection with such purchases and sales, but such transactions may be subject to mark-ups or mark-downs.

There were no brokerage commissions paid on behalf of each Fund for the fiscal years ended February 28, 2007, February 28, 2006 and February 28, 2005.

The following table sets forth the names of the Funds' "regular broker dealers," as defined under the 1940 Act, which derive more than 15% of their gross revenues from securities-related activities and in which the Funds invest, together with the market value of each investment as of the applicable Fund's most recently completed fiscal year:

                                     FISCAL                                         MARKET VALUE
FUND                                YEAR END   ISSUER                               OF INVESTMENT
---------------------------------- ----------  ----------------------------------- --------------
iShares Lehman 1-3 Year Credit       2/28      Bank of America Corp.                $    643,660
  Bond Fund
                                               JP Morgan Chase & Co.                     631,192
                                               Goldman Sachs Group, Inc. (The)           516,350
                                               Lehman Brothers Holdings, Inc.            392,546
                                               Merrill Lynch & Co., Inc.                 345,762
                                               Credit Suisse Group                       257,907
                                               Morgan Stanley                            195,844
                                               Bear Stearns Companies, Inc. (The)        194,190
iShares Lehman 1-3 Year Treasury     2/28      JP Morgan Chase & Co.                $112,476,340
  Bond Fund
                                               Deutsche Bank AG                       87,258,425
                                               Credit Suisse Group                    35,992,487
                                               Merrill Lynch & Co., Inc.              19,795,836
                                               Bank of America Corp.                   4,499,054
iShares Lehman 3-7 Year Treasury     2/28      JP Morgan Chase & Co.                $    378,487
  Bond Fund
                                               Deutsche Bank AG                          293,627
                                               Credit Suisse Group                       121,116
                                               Merrill Lynch & Co., Inc.                  66,614
                                               Bank of America Corp.                      15,139
iShares Lehman 7-10 Year Treasury    2/28      JP Morgan Chase & Co.                $ 39,663,453
  Bond Fund
                                               Deutsche Bank AG                       30,770,653

                                      FISCAL                                         MARKET VALUE
FUND                                 YEAR END  ISSUER                                OF INVESTMENT
----------------------------------- ---------- ------------------------------------ --------------
                                               Credit Suisse Group                    12,692,326
                                               Merrill Lynch & Co., Inc.               6,980,768
                                               Bank of America Corp.                   1,586,538
iShares Lehman 10-20 Year Treasury    2/28     JP Morgan Chase & Co.                 $   851,243
  Bond Fund
                                               Deutsche Bank AG                          660,389
                                               Credit Suisse Group                       272,398
                                               Merrill Lynch & Co., Inc.                 149,819
                                               Bank of America Corp.                      34,050
iShares Lehman 20+ Year Treasury      2/28     JP Morgan Chase & Co.                 $24,595,582
  Bond Fund
                                               Deutsche Bank AG                       19,081,095
                                               Credit Suisse Group                     7,870,599
                                               Merrill Lynch & Co., Inc.               4,328,822
                                               Bank of America Corp.                     983,823
iShares Lehman Aggregate Bond Fund    2/28     JP Morgan Chase & Co.                 $87,789,926
                                               Goldman Sachs Group, Inc. (The)        52,470,405
                                               Merrill Lynch & Co., Inc.              47,915,675
                                               Bank of America Corp.                  41,622,717
                                               Morgan Stanley                         40,295,419
                                               Deutsche Bank AG                       37,259,559
                                               Credit Suisse Group                    31,472,378
                                               Lehman Brothers Holdings, Inc.         26,783,207
                                               Bear Stearns Companies, Inc. (The)     13,034,997
iShares Lehman Credit Bond Fund       2/28     Merrill Lynch & Co., Inc.             $   548,655
                                               Bank of America Corp.                     492,842
                                               Lehman Brothers Holdings, Inc.            259,878
                                               Credit Suisse Group                       297,029
                                               Goldman Sachs Group, Inc. (The)           642,525
                                               Morgan Stanley                            203,387
                                               JP Morgan Chase & Co.                     252,608
                                               Bear Stearns Companies, Inc. (The)        102,305
iShares Lehman Government/Credit      2/28     JP Morgan Chase & Co.                 $   279,783
  Bond Fund
                                               Goldman Sachs Group, Inc. (The)           252,321
                                               Merrill Lynch & Co., Inc.                 249,926
                                               Bank of America Corp.                     202,315
                                               Credit Suisse Group                       174,049
                                               Deutsche Bank AG                          138,665
                                               Lehman Brothers Holdings, Inc.            103,899
                                               Morgan Stanley                             81,355
                                               Bear Stearns Companies, Inc. (The)         40,922
iShares Lehman Intermediate Credit    2/28     Goldman Sachs Group, Inc. (The)       $   586,615
  Bond Fund
                                               Bank of America Corp.                     530,412
                                               Credit Suisse Group                       415,721

                                      FISCAL                                         MARKET VALUE
FUND                                 YEAR END  ISSUER                                OF INVESTMENT
----------------------------------- ---------- ------------------------------------ --------------
                                               JP Morgan Chase & Co.                     409,911
                                               Lehman Brothers Holdings, Inc.            407,451
                                               Merrill Lynch & Co., Inc.                 403,501
                                               Morgan Stanley                            360,552
                                               Bear Stearns Companies, Inc. (The)        204,609
iShares Lehman Intermediate           2/28     JP Morgan Chase & Co.                 $   362,073
  Government/Credit Bond Fund
                                               Credit Suisse Group                       221,093
                                               Goldman Sachs Group, Inc. (The)           219,006
                                               Bank of America Corp.                     203,543
                                               Merrill Lynch & Co., Inc.                 184,288
                                               Deutsche Bank AG                          161,641
                                               Lehman Brothers Holdings, Inc.            150,756
                                               Morgan Stanley                            133,616
                                               Bear Stearns Companies, Inc. (The)         75,705
iShares Lehman Short Treasury Bond    2/28     JP Morgan Chase & Co.                 $   365,228
  Fund
                                               Deutsche Bank AG                          283,341
                                               Credit Suisse Group                       116,873
                                               Merrill Lynch & Co., Inc.                  64,280
                                               Bank of America Corp.                      14,609
iShares Lehman TIPS Bond Fund         2/28     JP Morgan Chase & Co.                 $78,611,406
                                               Deutsche Bank AG                       60,986,225
                                               Credit Suisse Group                    25,155,691
                                               Merrill Lynch & Co., Inc.              13,835,607
                                               Bank of America Corp.                   3,144,456
iShares iBoxx $ Investment Grade      2/28     Merrill Lynch & Co., Inc.             $85,470,525
  Corporate Bond Fund
                                               Goldman Sachs Group, Inc. (The)        85,174,341
                                               Morgan Stanley                         56,829,201
                                               JP Morgan Chase & Co.                  56,234,441
                                               Bank of America Corp.                  55,644,603
                                               Credit Suisse Group                    55,223,841
                                               Lehman Brothers Holdings, Inc.         53,695,425
                                               Bear Stearns Companies, Inc. (The)     28,159,411

The Funds' purchase and sale orders for securities may be combined with those of other investment companies, clients or accounts that BGFA manages or advises, and for which it has brokerage placement authority. If purchases or sales of portfolio securities of the Funds and one or more other accounts managed or advised by BGFA are considered at or about the same time, transactions in such securities are allocated among the Funds and the other accounts in a manner deemed equitable to all by BGFA. In some cases, this procedure could have a detrimental effect on the price or volume of the security as far as the Funds are concerned. However, in other cases, it is possible that the ability to participate in volume transactions and to negotiate lower transaction costs will be beneficial to the Funds. BGFA may deal, trade and invest for its own account in the types of securities in which the Funds may invest. BGFA may, from time to time, effect trades on behalf of and for the account of the Funds with brokers or dealers that are affiliated with BGFA, in conformity with the 1940 Act and SEC rules and regulations. Under these provisions, any commissions paid to affiliated brokers or dealers must be reasonable and fair compared to the commissions charged by other brokers or dealers in comparable transactions. The Funds will not deal with affiliates in principal transactions unless permitted by applicable SEC rule or regulation or by SEC exemptive order.

Portfolio turnover may vary from year to year, as well as within a year. The portfolio turnover rate for each Treasury Fund and the iShares Lehman TIPS Bond Fund is expected to be under 50% and for the iShares iBoxx $ Investment Grade Corporate Bond Fund is expected to be approximately 70%. The portfolio turnover rate for that portion of the iShares Lehman Aggregate Bond Fund invested through TBA transactions is expected to be substantially higher because TBA positions are rolled every month. Higher turnover rates would likely result in comparatively greater transaction costs.

The table below sets forth the portfolio turnover rates of each Fund for the periods noted:

                                         FISCAL YEAR ENDED       FISCAL YEAR ENDED
FUND                                     FEBRUARY 28, 2007       FEBRUARY 28, 2006
-----------------------------------     -------------------     ------------------
iShares Lehman 1-3 Year Credit                   13%                   N/A
  Bond Fund
iShares Lehman 1-3 Year Treasury                 64%                     83%
  Bond Fund
iShares Lehman 3-7 Year Treasury                  2%                   N/A
  Bond Fund
iShares Lehman 7-10 Year Treasury                45%                     94%
  Bond Fund
iShares Lehman 10-20 Year Treasury                0%                   N/A
  Bond Fund
iShares Lehman 20+ Year Treasury                 25%                     25%
  Bond Fund
iShares Lehman Aggregate Bond Fund              483%                    456%
iShares Lehman Credit Bond Fund                   4%                   N/A
iShares Lehman Government/Credit                 10%                   N/A
  Bond Fund
iShares Lehman Intermediate Credit                4%                   N/A
  Bond Fund
iShares Lehman Intermediate                       2%                   N/A
  Government/Credit Bond Fund
iShares Lehman MBS Fixed-Rate Bond             N/A                     N/A
  Fund/1/
iShares Lehman Short Treasury Bond               30%                   N/A
  Fund
iShares Lehman TIPS Bond Fund                    17%                     13%
iShares iBoxx $ High Yield                     N/A                     N/A
  Corporate Bond Fund/1/
iShares iBoxx $ Investment Grade                 89%                     71%
  Corporate Bond Fund/2/

-------
1    Fund had not commenced operations as of the periods covered by this table.
2 Increase in turnover rate was primarily due to increased turnover in the Fund's Underlying Index due to methodology changes.

Additional Information Concerning the Trust
SHARES. The Trust currently is comprised of over 100 Funds. The Trust issues shares of beneficial interests in each Fund, with no par value. The Board may designate additional Funds.

Each share issued by a Fund has a PRO RATA interest in the assets of that Fund. Shares have no preemptive, exchange, subscription or conversion rights and are freely transferable. Each share is entitled to participate equally in dividends and distributions declared by the Board with respect to the relevant Fund, and in the net distributable assets of such Fund on liquidation.

Each share has one vote with respect to matters upon which a shareholder vote is required consistent with the requirements of the 1940 Act and the rules promulgated thereunder. Shares of all Funds vote together as a single class except that, if the matter being voted on affects only a particular Fund, and, if a matter affects a particular Fund differently from other Funds, shareholders of that Fund will vote separately on such matter.

Under Delaware law, the Trust is not required to hold an annual meeting of shareholders unless required to do so under the 1940 Act. The policy of the Trust is not to hold an annual meeting of shareholders unless required to do so under the 1940 Act. All shares (regardless of the Fund) have noncumulative voting rights for the Board. Under Delaware law, Trustees of the Trust may be removed by vote of the shareholders.

Following the creation of the initial Creation Unit Aggregation(s) of shares of a Fund and immediately prior to the commencement of trading in such Fund's shares, a holder of shares may be a "control person" of the Fund, as defined in the 1940 Act. A Fund cannot predict the length of time for which one or more shareholders may remain a control person of the Fund.

Absent an applicable exemption or other relief from the SEC or its staff, beneficial owners of more than 5% of the shares of a Fund may be subject to the reporting provisions of Section 13 of the 1934 Act and the SEC's rules promulgating thereunder. In addition, absent an applicable exemption or other relief from the SEC staff, officers and Trustees of a Fund and beneficial owners of 10% of the shares of a Fund ("Insiders") may be subject to the insider reporting, short-swing profit and short sale provisions of Section 16 of the 1934 Act and the SEC's rules promulgated thereunder. Beneficial owners and Insiders should consult with their own legal counsel concerning their obligations under Sections 13 and 16 of the 1934 Act.

TERMINATION OF THE TRUST OR A FUND. The Trust or a Fund may be terminated by a majority vote of the Board or the affirmative vote of a supermajority of the holders of the Trust or such Fund entitled to vote on termination. Although the shares are not automatically redeemable upon the occurrence of any specific event, the Trust's organizational documents provide that the Board will have the unrestricted power to alter the number of shares in a Creation Unit Aggregation. In the event of a termination of the Trust or a Fund, the Board, in its sole discretion, could determine to permit the shares to be redeemable in aggregations smaller than Creation Unit Aggregations or to be individually redeemable. In such circumstance, the Trust may make redemptions in-kind, for cash, or for a combination of cash or securities.

DTC ACTS AS SECURITIES DEPOSITORY FOR THE SHARES OF THE FUNDS. Shares of each Fund are represented by securities registered in the name of DTC or its nominee and deposited with, or on behalf of, DTC.

DTC, a limited-purpose trust company, was created to hold securities of its participants ("DTC Participants") and to facilitate the clearance and settlement of securities transactions among the DTC Participants in such securities through electronic book-entry changes in accounts of the DTC Participants, thereby eliminating the need for physical movement of securities' certificates. DTC Participants include securities brokers and dealers, banks, trust companies, clearing corporations and certain other organizations, some of whom (and/or their representatives) own DTC. More specifically, DTC is owned by a number of its DTC Participants and by the NYSE, the AMEX and the NASD. Access to the DTC system is also available to others such as banks, brokers, dealers and trust companies that clear through or maintain a custodial relationship with a DTC Participant, either directly or indirectly ("Indirect Participants").

Beneficial ownership of shares is limited to DTC Participants, Indirect Participants and persons holding interests through DTC Participants and Indirect Participants. Ownership of beneficial interests in shares (owners of such beneficial interests are referred to herein as "Beneficial Owners") is shown on, and the transfer of ownership is effected only through, records maintained by DTC (with respect to DTC Participants) and on the records of DTC Participants (with respect to Indirect Participants and Beneficial Owners that are not DTC Participants). Beneficial Owners will receive from or through the DTC Participant a written confirmation relating to their purchase of shares.

Conveyance of all notices, statements and other communications to Beneficial Owners is effected as follows. Pursuant to the Depositary Agreement between the Trust and DTC, DTC is required to make available to the Trust, upon request and for a fee to be charged to the Trust, a listing of the shares of each Fund held by each DTC Participant. The Trust shall inquire of each such DTC Participant as to the number of Beneficial Owners holding shares, directly or indirectly, through such DTC Participant. The Trust shall provide each such DTC Participant with copies of such notice, statement or other communication, in such form, number and at such place as such DTC Participant may reasonably request, in order that such notice, statement or communication may be transmitted by such DTC Participant, directly or indirectly, to such Beneficial Owners. In addition, the Trust shall pay to each such DTC Participant a fair and reasonable amount as reimbursement for the expenses attendant to such transmittal, all subject to applicable statutory and regulatory requirements.

Share distributions shall be made to DTC or its nominee, Cede & Co., as the registered holder of all shares of the Funds. DTC or its nominee, upon receipt of any such distributions, shall credit immediately DTC Participants' accounts with payments in amounts proportionate to their respective beneficial interests in shares of each Fund as shown on the records of DTC or its nominee. Payments by DTC Participants to Indirect Participants and Beneficial Owners of shares held through such DTC Participants will be governed by standing instructions and customary practices, as is now the case with securities held for the accounts of customers in bearer form or registered in a "street name," and will be the responsibility of such DTC Participants.

The Trust has no responsibility or liability for any aspect of the records relating to or notices to Beneficial Owners, or payments made on account of beneficial ownership interests in such shares, or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests, or for any other aspect of the relationship between DTC and the DTC Participants or the relationship between such DTC Participants and the Indirect Participants and Beneficial Owners owning through such DTC Participants. DTC may decide to discontinue providing its service with respect to shares of the Funds at any time by giving reasonable notice to the Trust and discharging its responsibilities with respect thereto under applicable law. Under such circumstances, the Trust shall take action to find a replacement for DTC to perform its functions at a comparable cost.

Creation and Redemption of Creation Unit Aggregations
CREATION. The Trust issues and sells shares of each Fund only in Creation Unit Aggregations on a continuous basis through the Distributor, without a sales load, at the NAV next determined after receipt, on any business day (as defined below), of an order in proper form.

A "Business Day" with respect to each Fund is any day the Listing Exchange on which the Fund is listed for trading is open for business. As of the date of this SAI, each Listing Exchange observes the following holidays, as observed:
New Year's Day, Dr. Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day (observed), Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

FUND DEPOSIT. The consideration for purchase of Creation Unit Aggregations of a Fund generally consists of the in-kind deposit of a designated portfolio of securities (I.E., the Deposit Securities), which constitutes a substantial replication, or a portfolio sampling representation, of the securities involved in the relevant Fund's Underlying Index and the Cash Component computed as described below. Together, the Deposit Securities and the Cash Component constitute the "Fund Deposit," which represents the minimum initial and subsequent investment amount for a Creation Unit Aggregation of any Fund.

The Cash Component is sometimes also referred to as the "Balancing Amount." The function of the cash component is to compensate for any differences between the NAV per Creation Unit Aggregation and the Deposit Amount (as defined below). The Cash Component is an amount equal to the difference between the NAV of the shares (per Creation Unit Aggregation) and the "Deposit Amount," which is an amount equal to the market value of the Deposit Securities. If the Cash Component is a positive number (I.E., the NAV per Creation Unit Aggregation exceeds the Deposit Amount), the creator will deliver the Cash Component. If the Cash Component is a negative number (I.E., the NAV per Creation Unit Aggregation is less than the Deposit Amount), the creator will receive the Cash Component. Computation of the Cash Component excludes any stamp duty or other similar fees and expenses payable upon transfer of beneficial ownership of the Deposit Securities, which shall be the sole responsibility of the Authorized Participant.

BGFA, through the National Securities Clearing Corporation ("NSCC"), makes available on each Business Day, prior to the opening of business on the applicable Listing Exchange (currently 9:30 a.m., Eastern Time), the list of the names and the required number of shares (subject to possible amendments or corrections) of each Deposit Security to be included in the current Fund Deposit (based on information at the end of the previous Business Day) for each Fund.

Such Deposit Securities are applicable, subject to any adjustments as described below, in order to effect creations of Creation Unit Aggregations of a given Fund until such time as the next-announced composition of the Deposit Securities is made available.

The identity and number of shares of the Deposit Securities required for a Fund Deposit for each Fund changes as rebalancing adjustments, corporate action events and interest payments on underlying bonds are reflected from time to time by BGFA with a view to the investment objective of the relevant Fund. The composition of the Deposit Securities may also change in response to adjustments to the weighting or composition of the component securities of the relevant Underlying Index.

The Trust intends to require the substitution of an amount of cash (I.E., a "cash-in-lieu" amount) to replace any Deposit Security of the iShares Lehman Aggregate Bond Fund and iShares Lehman MBS Fixed-Rate Bond Fund that is a TBA transaction. The amount of cash contributed will be equivalent to the price of the TBA transaction listed as a Deposit Security. The Trust reserves the right to permit or require the substitution of an amount of cash (I.E., a "cash-in-lieu" amount) to be added to the Cash Component to replace any Deposit Security that may not be available in sufficient quantity for delivery or that may not be eligible for transfer through the systems of DTC. The Trust also reserves the right to permit or require a "cash-in-lieu" amount where the delivery of the Deposit Security by the Authorized Participant (as defined below) would be restricted under the securities laws or where the delivery of the Deposit Security to the Authorized Participant would result in the disposition of the Deposit Security by the Authorized Participant becoming restricted under the securities laws, or in certain other situations. The adjustments described above will reflect changes known to BGFA on the date of announcement to be in effect by the time of delivery of the Fund Deposit.

PROCEDURES FOR CREATION OF CREATION UNIT AGGREGATIONS. To be eligible to place orders with the Distributor and to create a Creation Unit Aggregation of a Fund, an entity must be a DTC Participant (see the Book-Entry Only System section), and, in each case, must have executed an agreement with the Distributor, with respect to creations and redemptions of Creation Unit Aggregations ("Participant Agreement") (discussed below). A Participating Party and DTC Participant who has executed a Participant Agreement that has been delivered to the Fund and accepted by the Distributor is referred to as "Authorized Participant." Investors should contact the Distributor for the names of Authorized Participants that have signed a Participant Agreement. All shares of a Fund, however created, will be entered on the records of DTC in the name of Cede & Co. for the account of a DTC Participant.

Except as described below, all orders to create Creation Unit Aggregations of a Fund must be received by the Distributor no later than the closing time of the regular trading session on the applicable Listing Exchange ("Closing Time") (ordinarily 4:00 p.m., Eastern time) in each case on the date such order is placed in order for creation of Creation Unit Aggregations to be effected based on the NAV of shares of each Fund as next determined on such date after receipt of the order in proper form. Orders to create Creation Unit Aggregations of the iShares Lehman Aggregate Bond Fund and iShares Lehman MBS Fixed-Rate Bond Fund and orders requesting substitution of a "cash-in-lieu" amount generally must be received by the Distributor no later than 2:00 p.m. Eastern time. On days when a Listing Exchange or the bond markets close earlier than normal, the Funds may require orders to create Creation Unit Aggregations to be placed earlier in the day. For example, on days when the generally accepted close of the bond market occurs earlier than normal (such as the day before a holiday), orders to create a Creation Unit Aggregation of the iShares Lehman Aggregate Bond Fund and iShares Lehman MBS Fixed-Rate Bond Fund and orders requesting substitution of a "cash-in-lieu" amount must be received by the Distributor no later than 11:00 a.m. Eastern time. In addition, orders to purchase shares of the iShares Lehman Aggregate Bond Fund and iShares Lehman MBS Fixed-Rate Bond Fund will not be accepted on any day when the bond markets are closed. The date on which an order to create Creation Unit Aggregations (or an order to redeem Creation Unit Aggregations, as discussed below) is placed is referred to as the "Transmittal Date." Orders must be transmitted by an Authorized Participant by telephone or other transmission method acceptable to the Distributor pursuant to procedures set forth in the Participant Agreement. Economic or market disruptions or changes, or telephone or other communication failure may impede the ability to reach the Distributor or an Authorized Participant.

All orders to create Creation Unit Aggregations on behalf of an investor shall be placed with an Authorized Participant, as applicable, in the form required by such Authorized Participant. In addition, the Authorized Participant may request the investor to make certain representations or enter into agreements with respect to the order (E.G., to provide for payments of cash), when required. Investors should be aware that their particular broker may not have executed a Participant Agreement and that, therefore, orders to create Creation Unit Aggregations of a Fund have to be placed by the investor's broker through an Authorized Participant that has executed a Participant Agreement. In such cases, there may be additional charges to such investor. At any given time, there may be only a limited number of broker-dealers that have executed a Participant Agreement and only a small number of such Authorized Participants may have international capabilities.

PLACEMENT OF CREATION ORDERS FOR THE FUNDS. Fund Deposits must be delivered through the Federal Reserve System (for cash and government securities) and through DTC (for corporate securities) by an Authorized Participant. The Fund Deposit transfer must be ordered by the DTC Participant in a timely fashion so as to ensure the delivery of the requisite number of Deposit Securities through DTC to the account of the Fund by no later than 3:00 p.m., Eastern time, on the Settlement Date. The "Settlement Date" for all Funds (other than the iShares Lehman TIPS Bond Fund) is generally the third business day after the Transmittal Date. The Settlement Date for the iShares Lehman TIPS Bond Fund is generally the first business day after the Transmittal Date. All questions as to the number of Deposit Securities to be delivered, and the validity, form and eligibility (including time of receipt) for the deposit of any tendered securities, will be determined by the Trust, whose determination shall be final and binding. The amount of cash equal to the Cash Component must be transferred directly to Investors Bank through the Federal Reserve Bank wire transfer system in a timely manner so as to be received by Investors Bank no later than 3:00 p.m., Eastern time, on the Settlement Date. If the Cash Component and the Deposit Securities are not received by 3:00 p.m., the creation order may be cancelled. Upon written notice to the Distributor, such canceled order may be resubmitted the following Business Day using a Fund Deposit as newly constituted to reflect the then current NAV of the Fund. The delivery of Creation Unit Aggregations so created generally will occur no later than the third Business Day following the day on which the purchase order is deemed received by the Distributor.

Creation Unit Aggregations of the Funds may be created in advance of receipt by the Trust of all or a portion of the applicable Deposit Securities as described below. In these circumstances, the initial deposit will have a value greater than the NAV of the shares on the date the order is placed in proper form since, in addition to available Deposit Securities, cash must be deposited in an amount equal to the sum of (i) the Cash Component, plus (ii) at least 105%, of the market value of the undelivered Deposit Securities (the "Additional Cash Deposit").

The order shall be deemed to be received on the Business Day on which the order is placed provided that the order is placed in proper form prior to the applicable cut-off time and the federal funds in the appropriate amount are deposited with Investors Bank by 3:00 p.m., Eastern time, on the Settlement Date. If the order is not placed in proper form as required, or federal funds in the appropriate amount are not received by 3:00 p.m. on the Settlement Date, then the order may be deemed to be rejected and the Authorized Participant shall be liable to each Fund for losses, if any, resulting therefrom. An additional amount of cash shall be required to be deposited with the Trust, pending delivery of the missing Deposit Securities to the extent necessary to maintain the Additional Cash Deposit with the Trust in an amount at least equal to 105%, of the daily marked to market value of the missing Deposit Securities. In the event of a failure to deliver the missing Deposit Securities the Trust may buy securities according to industry standards and procedures. Authorized Participants will be liable to the Trust for the costs incurred by the Trust in connection with any such purchases. These costs will be deemed to include the amount by which the actual purchase price of the Deposit Securities exceeds the market value of such Deposit Securities, on the day the purchase order was deemed received by the Distributor plus the brokerage and related transaction costs associated with such purchases. The Trust will return any unused portion of the Additional Cash Deposit once all of the missing Deposit Securities have been properly received by Investors Bank or purchased by the Trust and deposited into the Trust. In addition, a transaction fee, as listed below, will be charged in all cases. The delivery of Creation Unit Aggregations so created generally will occur no later than the Settlement Date.

ACCEPTANCE OF ORDERS FOR CREATION UNIT AGGREGATIONS. The Trust reserves the absolute right to reject or revoke acceptance of a creation order transmitted to it by the Distributor in respect of any Fund if: (i) the order is not in proper form; (ii) the investor(s), upon obtaining the shares ordered, would own 80% or more of the currently outstanding shares of any Fund; (iii) the Deposit Securities delivered are not as disseminated through the facilities of the NSCC for that date by BGFA, as described above; (iv) acceptance of the Deposit Securities would have certain adverse tax consequences to the Fund; (v) acceptance of the Fund Deposit would, in the opinion of counsel, be unlawful;
(vi) acceptance of the Fund Deposit would otherwise, in the discretion of the Trust or BGFA, have an adverse effect on the Trust or the rights of beneficial owners; or (vii) in the event that circumstances outside the control of the Trust, Investors Bank, the Distributor and BGFA make it for all practical purposes impossible to process creation orders. Examples of such circumstances include acts of God; public service or utility problems such as fires, floods, extreme weather conditions and power outages resulting in telephone, telecopy and computer failures; market conditions or activities causing trading halts; systems failures involving computer or other information systems affecting the Trust, BGFA, the Distributor, DTC, NSCC's Continuous Net Settlement, Federal Reserve, Investors Bank or any other participant in the creation process, and other extraordinary events. The Distributor shall notify a prospective creator of a Creation Unit and/or the Authorized Participant acting on behalf of the creator of a Creation Unit Aggregation of its rejection of the order of such person. The Trust, Investors Bank, and the Distributor are under no duty, however, to give notification of any defects or irregularities in the delivery of Fund Deposits nor shall any of them incur any liability for the failure to give any such notification.

All questions as to the number of shares of each security in the Deposit Securities and the validity, form, eligibility, and acceptance for deposit of any securities to be delivered shall be determined by the Trust, and the Trust's determination shall be final and binding.

CREATION TRANSACTION FEE. A purchase transaction fee is imposed for the transfer and other transaction costs of the Funds associated with the issuance of Creation Units of shares. The fee is a single charge and will be the same regardless of the number of Creation Units purchased by an investor on the same day. Where the Trust permits an in-kind purchaser to substitute cash in lieu of depositing a portion of the Deposit Securities, the purchaser will be assessed an additional variable charge for cash purchases on the "cash-in-lieu" portion of its investment. The following tables set forth the standard creation transaction fee for each Fund:

                                         STANDARD CREATION
FUND                                      TRANSACTION FEE*
-----------------------------------     -------------------
iShares Lehman 1-3 Year Credit                  $500
  Bond Fund
iShares Lehman 1-3 Year Treasury                N/A
  Bond Fund
iShares Lehman 3-7 Year Treasury                $500
  Bond Fund
iShares Lehman 7-10 Year Treasury               N/A
  Bond Fund
iShares Lehman 10-20 Year Treasury              $500
  Bond Fund
iShares Lehman 20+ Year Treasury                N/A
  Bond Fund
iShares Lehman Aggregate Bond Fund              $500
iShares Lehman Credit Bond Fund                 $500
iShares Lehman Government/Credit                $500
  Bond Fund

                                         STANDARD CREATION
FUND                                      TRANSACTION FEE*
-----------------------------------     -------------------
iShares Lehman Intermediate Credit              $500
  Bond Fund
iShares Lehman Intermediate                     $500
  Government/Credit Bond Fund
iShares Lehman MBS Fixed-Rate Bond              $500
  Fund
iShares Lehman Short Treasury Bond              $500
  Fund
iShares Lehman TIPS Bond Fund                   N/A
iShares iBoxx $ High Yield                      $500
  Corporate Bond Fund
iShares iBoxx $ Investment Grade                $500
  Corporate Bond Fund

-------
* If a Creation Unit is purchased outside the usual process through the NSCC or for cash, a variable fee will be charged up to four times the standard creation transaction fee.

                                                              MAXIMUM ADDITIONAL
                                           IN-KIND AND        VARIABLE CHARGE FOR
FUND                                     CASH PURCHASES         CASH PURCHASES*
-----------------------------------     ----------------     --------------------
iShares Lehman Aggregate Bond Fund            $ 500          **
iShares Lehman MBS Fixed-Rate Bond            $ 500          **
  Fund

-------
*    As a percentage of the value of amount invested.
** The maximum additional variable charge for cash redemptions will be a percentage of the value of the Deposit Securities, which will not exceed 2.00%.

REDEMPTION OF SHARES IN CREATION UNITS AGGREGATIONS. Shares may be redeemed only in Creation Unit Aggregations at their NAV next determined after receipt of a redemption request in proper form by a Fund only on a Business Day. A Fund will not redeem shares in amounts less than Creation Unit Aggregations. Beneficial Owners must accumulate enough shares in the secondary market to constitute a Creation Unit Aggregation in order to have such shares redeemed by the Trust. There can be no assurance, however, that there will be sufficient liquidity in the public trading market at any time to permit assembly of a Creation Unit Aggregation. Investors should expect to incur brokerage and other costs in connection with assembling a sufficient number of shares to constitute a redeemable Creation Unit Aggregation.

With respect to each Fund, BGFA, through the NSCC, makes available immediately prior to the opening of business on the applicable Listing Exchange (currently 9:30 a.m., Eastern time) on each Business Day, the identity of the fund securities that will be applicable (subject to possible amendment or correction) to redemption requests received in proper form (as described below) on that day. Fund securities ("Fund Securities") received on redemption may not be identical to Deposit Securities that are applicable to creations of Creation Unit Aggregations.

Unless cash redemptions are available or specified for a Fund, the redemption proceeds for a Creation Unit Aggregation generally consist of Fund Securities - as announced on the Business Day of the request for redemption received in proper form - plus cash in an amount equal to the difference between the NAV of the shares being redeemed, as next determined after a receipt of a request in proper form, and the value of the Fund Securities (the "Cash Redemption Amount"), less a redemption transaction fee listed below. Notwithstanding the foregoing, the Trust will substitute a "cash-in-lieu" amount to replace any Fund Security of the iShares Lehman Aggregate Bond Fund or iShares Lehman MBS Fixed-Rate Bond Fund that is a TBA transaction. The amount of cash paid out in such cases will be equivalent to the value of the TBA transaction listed as a Fund Security. In the event that the Fund Securities have a value greater than the NAV of the shares, a compensating cash payment equal to the difference is required to be made by or through an Authorized Participant by the redeeming shareholder.

Redemptions of shares for Fund Securities will be subject to compliance with applicable federal and state securities laws and the Fund (whether or not it otherwise permits cash redemptions) reserves the right to redeem Creation Unit Aggregations for cash to the extent that the Trust could not lawfully deliver specific Fund Securities upon redemptions or could not do so without first registering the Fund Securities under such laws. An Authorized Participant or an investor for which it is acting subject to a legal restriction with respect to a particular stock included in the Fund Securities applicable to the redemption of a Creation Unit Aggregation may be paid an equivalent amount of cash. This would specifically prohibit delivery of Fund Securities that are not registered in reliance upon Rule 144A under the Securities Act to a redeeming Beneficial Owner that is not a "qualified institutional buyer," as such term is defined under Rule 144A of the Securities Act. The Authorized Participant may request the redeeming Beneficial Owner of the shares to complete an order form or to enter into agreements with respect to such matters as compensating cash payment.

The right of redemption may be suspended or the date of payment postponed with respect to any Fund (i) for any period during which the applicable Listing Exchange is closed (other than customary weekend and holiday closings); (ii) for any period during which trading on the applicable Listing Exchange is suspended or restricted; (iii) for any period during which an emergency exists as a result of which disposal of the shares of a Fund or determination of such Fund's NAV is not reasonably practicable; or (iv) in such other circumstances as is permitted by the SEC.

REDEMPTION TRANSACTION FEE. A redemption transaction fee is imposed to offset transfer and other transaction costs that may be incurred by the Funds. The fee is a single charge and will be the same regardless of the number of Creation Units redeemed by an investor on the same day. Investors will also bear the costs of transferring the Fund Securities from the Trust to their account or on their order. Investors who use the services of a broker or other such intermediary may be charged a fee for such services. The following tables set forth the standard redemption transaction fee for each Fund:

                                         STANDARD REDEMPTION
FUND                                      TRANSACTION FEE*
-----------------------------------     --------------------
iShares Lehman 1-3 Year Credit                  $500
  Bond Fund
iShares Lehman 1-3 Year Treasury                 N/A
  Bond Fund
iShares Lehman 3-7 Year Treasury                $500
  Bond Fund
iShares Lehman 7-10 Year Treasury                N/A
  Bond Fund
iShares Lehman 10-20 Year Treasury              $500
  Bond Fund
iShares Lehman 20+ Year Treasury                 N/A
  Bond Fund
iShares Lehman Aggregate Bond Fund              $500
iShares Lehman Credit Bond Fund                 $500
iShares Lehman Government/Credit                $500
  Bond Fund
iShares Lehman Intermediate Credit              $500
  Bond Fund
iShares Lehman Intermediate                     $500
  Government/Credit Bond Fund
iShares Lehman MBS Fixed-Rate Bond              $500
  Fund
iShares Lehman Short Treasury Bond              $500
  Fund
iShares Lehman TIPS Bond Fund                    N/A
iShares iBoxx $ High Yield                      $500
  Corporate Bond Fund
iShares iBoxx $ Investment Grade                $500
  Corporate Bond Fund

-------
* If a Creation Unit is redeemed outside the usual process through the NSCC or for cash, a variable fee will be charged up to four times the standard redemption transaction fee.

                                                                MAXIMUM ADDITIONAL
                                            IN-KIND AND         VARIABLE CHARGE FOR
FUND                                     CASH REDEMPTIONS        CASH REDEMPTIONS*
-----------------------------------     ------------------     --------------------
iShares Lehman Aggregate Bond Fund             $ 500           **
iShares Lehman MBS Fixed-Rate Bond             $ 500           **
  Fund

-------
*    As a percentage of the value of amount invested.
** The maximum additional variable charge for cash redemptions will be a percentage of the value of the Deposit Securities, which will not exceed 2.00%.

PLACEMENT OF REDEMPTION ORDERS FOR THE FUNDS. To be eligible to place redemption orders for Creation Unit Aggregations of the Funds, an entity must be a DTC Participant that has executed a Participant Agreement and have the ability to transact through the Federal Reserve System. An order to redeem Creation Unit Aggregations is deemed received by the Trust on the Transmittal Date if (i) such order is received no later than 4:00 p.m., Eastern time, on such Transmittal Date, except as described below; (ii) such order is accompanied or followed by the requisite number of shares of the Fund specified in such order, which delivery must be made through DTC to Investors Bank no later than 3:00 p.m., Eastern time, on the Settlement Date; and (iii) all other procedures set forth in the Participant Agreement are properly followed. Orders to redeem Creation Unit Aggregations of the iShares Lehman Aggregate Bond Fund and iShares Lehman MBS Fixed-Rate Bond Fund or orders requesting substitution of a

"cash-in-lieu" amount generally must be received no later than 2:00 p.m. Eastern time. On days when a Listing Exchange or the bond markets close earlier than normal, the Funds may require orders to redeem Creation Unit Aggregations to be placed earlier in the day. For example, on days when the generally accepted close of the bond market occurs earlier then normal (such as the day before a holiday) orders to redeem a Creation Unit Aggregation of the iShares Lehman Aggregate Bond Fund and iShares Lehman MBS Fixed-Rate Bond Fund and orders requesting substitution of a "cash-in-lieu" amount must be received by the Distributor no later than 11:00 a.m. Eastern time. In addition, orders to redeem shares of the iShares Lehman Aggregate Bond Fund will not be accepted on any day when the bond markets are closed. After the Trust has deemed an order for redemption received, the Trust will initiate procedures to transfer the requisite Fund Securities and the Cash Redemption Amount to the Authorized Participant on behalf of the redeeming Beneficial Owner by the Settlement Date.

To the extent contemplated by an Authorized Participant's agreement, in the event the Authorized Participant has submitted a redemption request in proper form but is unable to transfer all or part of the Creation Unit Aggregation to be redeemed to the Transfer Agent, on behalf of the Fund, the Distributor will nonetheless accept the redemption request in reliance on the undertaking by the Authorized Participant to deliver the missing shares as soon as possible, which undertaking shall be secured by the Authorized Participant's delivery and maintenance of collateral having a value (marked to market daily) at least equal to 105% of the value of the missing shares. The current procedures for collateralization of missing shares require, among other things, that any collateral shall be in the form of U.S. dollars in immediately-available funds and shall be held by Investors Bank and marked to market daily, and that the fees of Investors Bank in respect of the delivery, maintenance and redelivery of the collateral shall be payable by the Authorized Participant. The Authorized Participant's agreement will permit the Trust, on behalf of the affected Fund, to purchase the missing shares or acquire the Deposit Securities and the Cash Component underlying such shares at any time and will subject the Authorized Participant to liability for any shortfall between the cost to the Trust of purchasing such shares, Deposit Securities or Cash Component and the value of the collateral.

The calculation of the value of the Fund Securities and the Cash Redemption Amount to be delivered upon redemption will be made by Investors Bank according to the procedures set forth under Determination of NAV, computed on the Business Day on which a redemption order is deemed received by the Trust. Therefore, if a redemption order in proper form is submitted to the Distributor by a DTC Participant by the specified time on the Transmittal Date, and the requisite number of shares of the relevant Fund are delivered to Investors Bank prior to 3:00 p.m. Eastern time on the Settlement Date, then the value of the Fund Securities and the Cash Redemption Amount to be delivered will be determined by Investors Bank on such Transmittal Date. A redemption order must be submitted in proper form. If the requisite number of shares of the relevant Fund are not delivered by 3:00 p.m. Eastern time on the Settlement Date, the Fund will not release the underlying securities for delivery unless collateral is posted in the amount of 105% of the missing shares (marked to market daily).

If it is not possible to effect deliveries of the Fund Securities, the Trust may in its discretion exercise its option to redeem such shares in cash, and the redeeming Beneficial Owner will be required to receive its redemption proceeds in cash. In addition, an investor may request a redemption in cash that the Fund may, in its sole discretion, permit. In either case, the investor will receive a cash payment equal to the NAV of its shares based on the NAV of shares of the relevant Fund next determined after the redemption request is received in proper form (minus a redemption transaction fee and additional charge for requested cash redemptions specified above, to offset the Trust's brokerage and other transaction costs associated with the disposition of Fund Securities). A Fund may also, in its sole discretion, upon request of a shareholder, provide such redeemer a portfolio of securities that differs from the exact composition of the Fund Securities but does not differ in NAV.

Redemptions of shares for Fund Securities will be subject to compliance with applicable federal and state securities laws and each Fund (whether or not it otherwise permits cash redemptions) reserves the right to redeem Creation Unit Aggregations for cash to the extent that the Trust could not lawfully deliver specific Fund Securities upon redemptions or could not do so without first registering the Fund Securities under such laws. An Authorized Participant or an investor for which it is acting subject to a legal restriction with respect to a particular stock included in the Fund Securities applicable to the redemption of a Creation Unit Aggregation may be paid an equivalent amount of cash. The Authorized Participant may request the redeeming Beneficial Owner of the shares to complete an order form or to enter into agreements with respect to such matters as compensating cash payment.

Taxes
REGULATED INVESTMENT COMPANY QUALIFICATIONS. Each Fund intends to qualify for and to elect treatment as a separate RIC under Subchapter M of the IRC. To qualify for treatment as a RIC, each Fund must annually distribute at least 90% of its investment company taxable income (which includes dividends, interest and net short-term capital gains) and meet several other requirements.

Among such other requirements are the following: (i) at least 90% of each Fund's annual gross income must be derived from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies, or other income (including gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies, and net income derived from an interest in a qualified publicly traded partnership; and (ii) at the close of each quarter of the Fund's taxable year, (a) at least 50% of the market value of each Fund's total assets must be represented by cash and cash items, U.S. government securities, securities of other RICs and other securities, with such other securities limited for purposes of this calculation in respect of any one issuer to an amount not greater than 5% of the value of the Fund's assets and not greater than 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of its total assets may be invested in the securities of any one issuer, or of two or more issuers of which 20% or more of the voting securities are held by the Fund and that are engaged in the same or similar trades or businesses or related trades or businesses (other than U.S. government securities or the securities of other
RIC) or the securities of one or more qualified publicly traded partnerships. A Fund's investments in partnerships, including in qualified publicly traded partnerships, may result in that Fund being subject to state, local, or foreign income, franchise or withholding tax liabilities.

TAXATION OF RICS. As a RIC, a Fund will not be subject to U.S. federal income tax on the portion of its taxable investment income and capital gains that it distributes to its shareholders, provided that it satisfies a minimum distribution requirement. To satisfy the minimum distribution requirement, a Fund must distribute to its shareholders at least the sum of (i) 90% of its "investment company taxable income" (I.E., income other than its net realized long-term capital gain over its net realized short-term capital loss), plus or minus certain adjustments, and (ii) 90% of its net tax-exempt income for the taxable year. A Fund will be subject to income tax at regular corporation rates on any taxable income or gains that it does not distribute to its shareholders. If a Fund fails to qualify for any taxable year as a RIC, all of its taxable income will be subject to tax at regular corporate income tax rates without any deduction for distributions to shareholders, and such distributions generally will be taxable to shareholders as ordinary dividends to the extent of the Fund's current and accumulated earnings and profits. In such event, distributions to individuals should be eligible to be treated as qualified dividend income and distributions to corporate shareholders generally should be eligible for the dividends-received deduction. Although each Fund intends to distribute substantially all of its net investment income and its capital gains for each taxable year, each Fund will be subject to U.S. federal income taxation to the extent any such income or gains are not distributed. Moreover, if a Fund fails to qualify as a RIC in any year, it must pay out its earnings and profits accumulated in that year in order to qualify again as a RIC. If a Fund fails to qualify as a RIC for a period greater than two taxable years, the Fund may be required to recognize any net built-in gains with respect to certain of its assets (I.E., the excess of the aggregate gains, including items of income, over aggregate losses that would have been realized with respect to such assets if the Fund had been liquidated) if it qualifies as a RIC in a subsequent year.

EXCISE TAX. A Fund will be subject to a 4% excise tax on certain undistributed income if it does not distribute to its shareholders in each calendar year at least 98% of its ordinary income for the calendar year plus 98% of its capital gain net income for the twelve months ended October 31 of such year. Each Fund intends to declare and distribute dividends and distributions in the amounts and at the times necessary to avoid the application of this 4% excise tax.

A Fund's transactions in zero coupon securities, foreign currencies, forward contracts, options and futures contracts (including options and futures contracts on foreign currencies), to the extent permitted, will be subject to special provisions of the IRC (including provisions relating to "hedging transactions" and "straddles") that, among other things, may affect the character of gains and losses realized by a Fund (I.E., may affect whether gains or losses are ordinary or capital), accelerate recognition of income to a Fund and defer Fund losses. These rules could therefore affect the character, amount and timing of distributions to shareholders. These provisions also (a) will require a Fund to mark-to-market certain types of the positions in its portfolio (I.E., treat them as if they were closed out at the end of each year) and (b) may cause a Fund to recognize income without receiving cash with which to pay dividends or make distributions in amounts necessary to satisfy the distribution requirements for avoiding income and excise taxes. Each Fund will monitor its transactions, will make the appropriate tax elections and will make the appropriate entries in its books and records when it acquires any foreign currency, forward contract, futures contract or hedged investment in order to mitigate the effect of these rules and prevent disqualification of the Fund as a RIC.

A Fund's investment in so-called "section 1256 contracts," such as regulated futures contracts, most foreign currency forward contracts traded in the interbank market and options on most stock indices, are subject to special tax rules. All section 1256 contracts held by a Fund at the end of its taxable year are required to be marked to their market value, and any unrealized gain or loss on those positions will be included in the Fund's income as if each position had been sold for its fair market value at the end of the taxable year. The resulting gain or loss will be combined with any gain or loss realized by the Fund from positions in section 1256 contracts closed during the taxable year. Provided such positions were held as capital assets and were not part of a "hedging transaction" nor part of a "straddle," 60% of the resulting net gain or loss will be treated as long-term capital gain or loss, and 40% of such net gain or loss will be treated as short-term capital gain or loss, regardless of the period of time the positions were actually held by a Fund.

Under Section 988 of the IRC, gains or losses attributable to fluctuations in exchange rates between the time a Fund accrues income or receivables or expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such income or pays such liabilities are generally treated as ordinary income or ordinary loss. Similarly, gains or losses on foreign currency, foreign currency forward contracts, certain foreign currency options or futures contracts and the disposition of debt securities denominated in foreign currency, to the extent attributable to fluctuations in exchange rates between the acquisition and disposition dates, are also treated as ordinary income or loss unless a Fund were to elect otherwise.

As a result of entering into swap contracts, a Fund may make or receive periodic net payments. A Fund may also make or receive a payment when a swap is terminated prior to maturity through an assignment of the swap or other closing transaction. Periodic net payments will generally constitute ordinary income or deductions, while termination of a swap will generally result in capital gain or loss (which will be a long-term capital gain or loss if a Fund has been a party to the swap for more than one year). The tax treatment of many types of credit default swaps is uncertain.

TAXATION OF U.S. SHAREHOLDERS. Dividends and other distributions by a Fund are generally treated under the IRC as received by the shareholders at the time the dividend or distribution is made. However, any dividend or distribution declared by a Fund in October, November or December of any calendar year and payable to shareholders of record on a specified date in such a month shall be deemed to have been received by each shareholder on December 31 of such calendar year and to have been paid by the Fund not later than such December 31, provided such dividend is actually paid by the Fund during January of the following calendar year.

Each Fund intends to distribute annually to its shareholders substantially all of its investment company taxable income, and any net realized long-term capital gains in excess of net realized short-term capital losses (including any capital loss carryovers). However, if a Fund retains for investment an amount equal to all or a portion of its net long-term capital gains in excess of its net short-term capital losses (including any capital loss carryovers), it will be subject to a corporate tax (currently at a maximum rate of 35%) on the amount retained. In that event, the Fund will designate such retained amounts as undistributed capital gains in a notice to its shareholders who (a) will be required to include in income for U.S. federal income tax purposes, as long-term capital gains, their proportionate shares of the undistributed amount, (b) will be entitled to credit their proportionate shares of the 35% tax paid by the Fund on the undistributed amount against their U.S. federal income tax liabilities, if any, and to claim refunds to the extent their credits exceed their liabilities, if any, and (c) will be entitled to increase their tax basis, for U.S. federal income tax purposes, in their shares by an amount equal to 65% of the amount of undistributed capital gains included in the shareholder's income. Organizations or persons not subject to U.S. federal income tax on such capital gains will be entitled to a refund of their pro rata share of such taxes paid by the Fund upon filing appropriate returns or claims for refund with the IRS.

Distributions of net realized long-term capital gains, if any, that a Fund designates as capital gains dividends are taxable as long-term capital gains, whether paid in cash or in shares and regardless of how long a shareholder has held shares of the Fund. All other dividends of a Fund (including dividends from short-term capital gains) from its current and accumulated earnings and profits ("regular dividends") are generally subject to tax as ordinary income.

If an individual receives a regular dividend qualifying for the long-term capital gains rates and such dividend constitutes an "extraordinary dividend," and the individual subsequently recognizes a loss on the sale or exchange of stock in respect of which the extraordinary dividend was paid, then the loss will be long-term capital loss to the extent of such extraordinary dividend. An "extraordinary dividend" on common stock for this purpose is generally a dividend (i) in an amount greater than or equal to 10% of the taxpayer's tax basis (or trading value) in a share of stock, aggregating dividends with ex-dividend dates within an 85-day period or (ii) in an amount greater than 20% of the taxpayer's tax basis (or trading value) in a share of stock, aggregating dividends with ex-dividend dates within a 365-day period.

Distributions in excess of a Fund's current and accumulated earnings and profits will, as to each shareholder, be treated as a tax-free return of capital to the extent of a shareholder's basis in the shares of the Fund, and as a capital gain thereafter (if the shareholder holds such shares of the Fund as capital assets). Shareholders receiving dividends or distributions in the form of additional shares should be treated for U.S. federal income tax purposes as receiving a distribution in an amount equal to the amount of money that the shareholders receiving cash dividends or distributions will receive, and should have a cost basis in the shares received equal to such amount. Dividends paid by a Fund that are attributable to dividends received by a Fund from domestic corporations may qualify for the federal dividends-received deduction for corporations.

Investors considering buying shares just prior to a dividend or capital gain distribution should be aware that, although the price of shares just purchased at that time may reflect the amount of the forthcoming distribution, such dividend or distribution may nevertheless be taxable to them. If a Fund is the holder of record of any stock on the record date for any dividends payable with respect to such stock, such dividends will be included in the Fund's gross income not as of the date received but as of the later of (a) the date such stock became ex-dividend with respect to such dividends (I.E., the date on which a buyer of the stock would not be entitled to receive the declared, but unpaid, dividends) or (b) the date a Fund acquired such stock. Accordingly, in order to satisfy its income distribution requirements, a Fund may be required to pay dividends based on anticipated earnings, and shareholders may receive dividends in an earlier year than would otherwise be the case.

SALES OF SHARES. Upon the sale or exchange of his shares, a shareholder will realize a taxable gain or loss equal to the difference between the amount realized and his basis in his shares. A redemption of shares by a Fund will be treated as a sale for this purpose. Such gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder's hands, and will be long-term capital gain or loss if the shares are held for more than one year and short-term capital gain or loss if the shares are held for one year or less. Any loss realized on a sale or exchange will be disallowed to the extent the shares disposed of are replaced, including replacement through the reinvesting of dividends and capital gains distributions in the Fund, within a 61-day period beginning 30 days before and ending 30 days after the disposition of the shares. In such a case, the basis of the shares acquired will be increased to reflect the disallowed loss. Any loss realized by a shareholder on the sale of the Fund share held by the shareholder for six months or less will be treated for U.S. federal income tax purposes as a long-term capital loss to the extent of any distributions or deemed distributions of long-term capital gains received by the shareholder with respect to such share.
 If a shareholder incurs a sales charge in acquiring shares of a Fund, disposes of those shares within 90 days and then acquires shares in a mutual fund for which the otherwise applicable sales charge is reduced by reason of a reinvestment right (E.G., an exchange privilege), the original sales charge will not be taken into account in computing gain/loss on the original shares to the extent the subsequent sales charge is reduced. Instead, the disregarded portion of the original sales charge will be added to the tax basis of the newly acquired shares. Furthermore, the same rule also applies to a disposition of the newly acquired shares made within 90 days of the second acquisition. This provision prevents a shareholder from immediately deducting the sales charge by shifting his or her investment within a family of mutual funds.

BACK-UP WITHHOLDING. In certain cases, a Fund will be required to withhold at the applicable withholding rate, currently 28%, and remit to the U.S. Treasury such amounts withheld from any distributions paid to a shareholder who: (1) has failed to provide a correct taxpayer identification number, (2) is subject to back-up withholding by the IRS; (3) has failed to certify to a Fund that such shareholder is not subject to back-up withholding; or (4) has not certified that such shareholder is a U.S. person (including a U.S. resident alien). Back-up withholding is not an additional tax and any amount withheld may be credited against a shareholder's U.S. federal income tax liability.

SECTIONS 351 AND 362. The Trust on behalf of each Fund has the right to reject an order for a purchase of shares of the Fund if the purchaser (or group of purchasers) would, upon obtaining the shares so ordered, own 80% or more of the outstanding shares of a given Fund and if, pursuant to Sections 351 and 362 of the IRC, that Fund would have a basis in the securities different from the market value of such securities on the date of deposit. If a Fund's basis in such securities on the date of deposit was less than market value on such date, the Fund, upon disposition of the securities, would recognize more taxable gain or less taxable loss than if its basis in the securities had been equal to market value. It is not anticipated that the Trust will exercise the right of rejection except in a case where the Trust determines that accepting the order could result in material adverse tax consequences to a Fund or its shareholders. The Trust also has the right to require information necessary to determine beneficial share ownership for purposes of the 80% determination.

FOREIGN INCOME TAXES. A Fund may be subject to foreign income taxes withheld from distributions it receives on its foreign securities. It is unlikely that such Fund will be permitted to "pass through" these foreign taxes to its shareholders. Accordingly, the Fund may either take a deduction for the foreign taxes it has paid in computing its investment company taxable income or credit the foreign taxes against its U.S. federal income tax liability, if any.

ORIGINAL ISSUE DISCOUNT. Special federal income tax rules apply to the inflation-indexed bonds. Generally, all stated interest on such bonds is taken into income by the Fund under its regular method of accounting for interest income. The amount of a positive inflation adjustment, which results in an increase in the inflation-adjusted principal amount of the bond, is treated as original issue discount ("OID"). The OID is included in the Fund's gross income ratably during the period ending with the maturity of the bond, under the general OID inclusion rules. The amount of the Fund's OID in a taxable year with respect to a bond will increase the Fund's taxable income for such year without a corresponding receipt of cash, until the bond matures. As a result, the Fund may need to use other sources of cash to satisfy its distributions for such year. The amount of negative inflation adjustment, which results in a decrease in the inflation-adjusted principal amount of the bond, reduces the amount of interest (including stated, interest, OID, and market discount, if any) otherwise includible in the Fund's income with respect to the bond for the taxable year.

The foregoing discussion is a summary only and is not intended as a substitute for careful tax planning. Purchasers of shares of a Fund should consult their own tax advisers as to the tax consequences of investing in such shares, including under state, local and foreign tax laws. Finally, the foregoing discussion is based on applicable provisions of the IRC, regulations, judicial authority and administrative interpretations in effect on the date of this SAI. Changes in applicable authority could materially affect the conclusions discussed above, and such changes often occur.

REPORTING. If a shareholder recognizes a loss with respect to a Fund's shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases exempted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not exempted. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer's treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

NET CAPITAL LOSS CARRYFORWARDS. Net capital loss carryforwards may be applied against any net realized capital gains in each succeeding year, or until their respective expiration dates, whichever occurs first. The following Funds had tax basis net capital loss carryforwards as of February 28, 2007, the tax year-end for the Funds listed:

FUND                                 EXPIRING 2012   EXPIRING 2013   EXPIRING 2014   EXPIRING 2015       TOTAL
----------------------------------- --------------- --------------- --------------- --------------- --------------
iShares Lehman 1-3 Year Treasury            $11,523    $2,648,872     $22,017,499     $34,458,320    $59,136,214
  Bond
 Fund
iShares Lehman 20+ Year Treasury    2,218,753                   -       1,105,659       4,724,131      8,048,543
  Bond
 Fund
iShares Lehman 7-10 Year Treasury   3,648,187                   -       6,717,418      25,669,768     36,035,373
  Bond
 Fund
iShares Lehman Aggregate Bond Fund          -           1,089,293       4,420,413      16,516,253     22,025,959
iShares Lehman TIPS Bond Fund               -           2,389,570         512,591      13,253,242     16,155,403
iShares iBoxx $ Investment Grade            -           4,185,823       7,993,294      68,185,543     80,364,660
 Corporate Bond Fund

Financial Statements
Each of the Fund's audited Financial Statements, including the Financial Highlights, appearing in the Annual Report to Shareholders and the report therein of PricewaterhouseCoopers LLP, an independent registered public accounting firm, are hereby incorporated by reference in this SAI. The Annual Report to Shareholders is delivered with this SAI to shareholders requesting this SAI.

Miscellaneous Information
COUNSEL. Willkie Farr & Gallagher LLP, located at 787 Seventh Avenue, New York, NY 10019, is counsel to the Trust.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM. PricewaterhouseCoopers LLP, located at Three Embarcadero Center, San Francisco, CA 94111, serves as the independent registered public accounting firm of the Trust, audits the Funds' financial statements and may perform other services.

SHAREHOLDER COMMUNICATIONS TO THE BOARD. Shareholders may make inquiries by writing to the Trust, c/o the Distributor, One Freedom Valley Drive, Oaks, PA
19456.   The Board has established a process for shareholders to communicate with the Board. Shareholders may contact the Board by mail. Correspondence should be addressed to iShares Board of Trustees, c/o Barclays Global Investors, N.A. - Mutual Fund Administration, 45 Fremont Street, San Francisco, CA 94105. Shareholders' communications to the Board should include the following information: (a) the name and address of the shareholder; (b) the number of shares owned by the shareholder; (c) the Fund(s) of which the shareholder owns shares; and (d) if these shares are owned indirectly through a broker, financial intermediary or other record owner, the name of the broker, financial intermediary or other record owner. All correspondence received as set forth above shall be reviewed by the Secretary of the Trust and reported to the Board.

Appendix A

                     DESCRIPTION OF CORPORATE BOND RATINGS
The ratings indicated herein are believed to be the most recent ratings available at the date of this SAI for the securities listed. Ratings are generally given to securities at the time of issuance. While the rating agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings indicated do not necessarily represent ratings which would be given to these securities on a particular date.

Bonds which are unrated expose the investor to risks with respect to capacity to pay interest or repay principal which are similar to the risks of lower-rated speculative bonds. Evaluation of these securities is dependent on the investment adviser's judgment, analysis and experience in the evaluation of such bonds.

Investors should note that the assignment of a rating to a bond by a rating service may not reflect the effect of recent developments on the issuer's ability to make interest and principal payments.

MOODY'S INVESTORS SERVICE, INC.

AAA: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

AA: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risk appear somewhat larger than the Aaa securities.

A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

BAA: Bonds which are rated Baa are considered as medium-grade obligations (i. e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

BA: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during other good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B: Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

CAA: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

CA: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C: Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing

ABSENCE OF RATING: Where no rating has been assigned or where a rating has been suspended or withdrawn, it may be for reasons unrelated to the quality of the issue.

Should no rating be assigned, the reason may be one of the following:

1. An application for rating was not received or accepted.

2. The issue or issuer belongs to a group of securities or companies that are not rated as a matter of policy.

3. There is a lack of essential data pertaining to the issue or issuer.

4. The issue was privately placed, in which case the rating is not published in Moody's publications.

Suspension or withdrawal may occur if new and material circumstances arise, the effects of which preclude satisfactory analysis; if there is no longer available reasonable up-to-date data to permit a judgment to be formed; if a bond is called for redemption; or for other reasons.

NOTE: Moody's applies numerical modifiers, 1, 2, and 3 in each generic rating classification from Aa through B. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

SHORT-TERM DEBT

Moody's short- term debt ratings are opinions of the ability of issuers to repay punctually promissory obligations not having an original maturity in excess of one year.

Issuers rated Prime-1 or P-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 or P-1 repayment ability will often be evidenced by many of the following characteristics:

     .    Leading market positions in well established industries.

..    High rates of return on funds employeds. Conservative capitalization structure with moderate reliance on debt and ample asset protection. Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

     . Well established access to a range of financial markets and assured sources of alternate liquidity.

Issuers rated Prime-2 or P-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

STANDARD & POOR'S RATINGS GROUP

AAA: An obligation rated AAA has the highest rating assigned by S&P. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA: An obligation rated AA differs from the highest rated obligations only to a small degree. The obligor's capacity to meet its financial commitment is very strong.

A: An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB: An obligation rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

Obligations rated BB, B, CCC, CC, and C are regarded as having significant speculative characteristics. BB indicates the least degree of speculation and C the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB: An obligation rated BB is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B: An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC: An obligation rated CCC is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC: An obligation rated CC is currently highly vulnerable to nonpayment.

C: The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken but payments on this obligation are being continued. C is also used for a preferred stock that is in arrears (as well as for junior debt of issuers rated CCC and CC).

D: The D rating, unlike other ratings, is not prospective; rather, it is used only where a default has actually occurred-and not where a default is only expected. Plus (+) or Minus (-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

NR: NR indicates no rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular type of obligation as a matter of policy.

COMMERCIAL PAPER

A: S&P's commercial paper rating is a current assessment of the likelihood of timely payment of debt considered short-term in the relevant market.

A-1: This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus (+) sign designation.

A-2: Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated "A-1".

A-3: Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

FITCH RATINGS

INVESTMENT GRADE BOND RATINGS

AAA: Highest credit quality. "AAA" ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA: Very high credit quality. " AA" ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A: High credit quality. "A" ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB: Good credit quality. "BBB" ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

HIGH YIELD BOND RATINGS

BB: Speculative. "BB" ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B: Highly speculative. "B" ratings indicate that significant credit risk is present, but a limited margin of safety remains Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC, CC, AND C: High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A "CC" rating indicates that default of some kind appears probable. "C" ratings signal imminent default.

DDD, DD, AND D: Default. The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. "DDD" obligations have the highest potential for recovery, around 90%-100% of outstanding amounts and accrued interest. "DD" indicates potential recoveries in the range of 50%-90% and "D" the lowest recovery potential, i.e., below 50%.

Entities rated in this category have defaulted on some or all of their obligations. Entities rated "DDD" have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated "DD" and "D" are generally undergoing a formal reorganization or liquidation process; those rated "DD" are likely to satisfy a higher portion of their outstanding obligations, while entities rated "D" have a poor prospect of repaying all obligations.

INVESTMENT GRADE SHORT-TERM RATINGS

Fitch's short-term ratings apply to debt obligations that are payable on demand or have original maturities of generally up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes

F-1: Highest credit quality. Indicates the strongest capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

F-2: Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

F-3: Fair credit quality. The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

B: Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions

C: High default risk. Default is a real possibility Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D: Default. Denotes actual or imminent payment default.

NOTES TO LONG-TERM AND SHORT-TERM RATINGS

"+" or "-" may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the "AAA" Long-term rating category, to categories below "CCC", or to Short-term ratings other than "F-l".

"NR" indicates that Fitch does not rate the issuer or issue in question

"Withdrawn": A rating is withdrawn when Fitch deems the amount of information available to be inadequate for rating purposes, or when an obligation matures, is called, or refinanced.

Investors should note that the assignment of a rating to a bond by a rating service may not reflect the effect of recent developments on the issuer's ability to make interest and principal payments